As filed with the Securities and Exchange Commission on September 22, 1998
--------------------------------------------------------------------------------

                                                          Registration No.______
                                                          Investment Company
                                                          Act File No. 811-8847

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         Ameritrans Capital Corporation
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 214-1047
                        (Area Code and Telephone Number)

              747 Third Avenue, 4th Floor, New York, New York 10017
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                 Gary C. Granoff, Ameritrans Capital Corporation
              747 Third Avenue, 4th Floor, New York, New York 10017

                                 with a copy to:

                    Walter Stursberg, Esq., Stursberg & Veith
         405 Lexington Avenue, Suite 4949, New York, New York 10174-4902
                     (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of this Registration Statement and after the satisfaction or waiver of all other conditions to the share exchange between the Registrant and Elk Associates Funding Corporation pursuant to the Agreement and Plan of Share Exchange described in the Proxy Statement/Prospectus included as part of this Registration Statement.

                         Calculation of Registration Fee under the Securities Act of 1933

Title of Securities      Amount Being        Proposed Maximum Offering             Proposed Maximum                  Amount of
 Being Registered        Registered(1)           Price Per Share(2)           Aggregate Offering Price(2)       Registration Fee(2)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock,
$.0001 par value per
share                     1,745,600                $9.125                              $15,928,600.00                $4,698.94
------------------------------------------------------------------------------------------------------------------------------------

     (1) Based upon an estimate of the maximum number of shares of common stock of the Registrant that will be issuable in the share exchange.

     (2) Calculated pursuant to Rule 457(f)(2) under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file further amendment which specifically states that this Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 3(a) may determine.

                         AMERITRANS CAPITAL CORPORATION

                       Registration Statement on Form N-14


    Cross-Reference Sheet Required by Rule 481(a) under the Securities Act of
           1933 Showing the Location in the Proxy Statement/Prospectus
                         of the Information Required by
                               Part A of Form N-14
    -------------------------------------------------------------------------

                                                                                      Location or Section
                                                                                      in Proxy Statement/
Form N-14 Item                                                                             Prospectus
--------------                                                                        -------------------

1.    Beginning of Registration Statement
      and Outside Front Cover Page of
      Prospectus.............................................................  Cross-Reference Sheet; Cover Page
                                                                               of Proxy Statement/Prospectus

2.    Beginning and Outside Back Cover Page
      of Prospectus..........................................................  Table of Contents

3.    Synopsis Information and Risk Factors..................................  SUMMARY

4.    Information About the Transaction......................................  THE SHARE EXCHANGE

5.    Information About the Registrant.......................................  INFORMATION CONCERNING AMERITRANS
                                                                               CAPITAL CORPORATION

6.    Information About the Company Being
      Acquired...............................................................  INFORMATION CONCERNING ELK
                                                                               ASSOCIATES FUNDING CORPORATION

7.    Voting Information.....................................................  INFORMATION CONCERNING THE
                                                                               SPECIAL MEETING

8.    Interest of Certain Persons
      and Experts............................................................  EXPERTS

9.    Additional Information Required for
      Reoffering by Persons Deemed to be
      Underwriters...........................................................  Not Applicable

                       ELK ASSOCIATES FUNDING CORPORATION

                                747 Third Avenue
                                    4th Floor
                            New York, New York 10017

                    Notice of Special Meeting of Shareholders
                              to be held on , 1998

     A Special Meeting of Shareholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), will be held in _________________, on ___________, 1998, at 10:00 a.m. (New York Time) to consider and act upon the following matters:

     1. To consider and vote upon the adoption of an Agreement and Plan of Share Exchange (the "Share Exchange Plan") dated _______ ___, 1998, between Ameritrans Capital Corporation, a newly-formed Delaware corporation ("Ameritrans"), and Elk, pursuant to which each outstanding share of common stock of Elk would be exchanged for one share of common stock of Ameritrans. Pursuant to this share exchange (the "Share Exchange"), the ownership of each outstanding share of Elk common stock would automatically vest in Ameritrans (making Ameritrans the holder of all outstanding shares of Elk common stock), and the holders of the outstanding shares of Elk common stock would automatically become entitled to receive one share of Ameritrans common stock for each share of Elk common stock held by them (making the former holders of Elk common stock the holders of all of the shares of capital stock of Ameritrans then outstanding). A more complete description of the Share Exchange is contained in the enclosed Proxy Statement/Prospectus, and a copy of the Share Exchange Plan is attached as Exhibit A to the Proxy Statement/Prospectus.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

     Holders of record of Elk common stock at the close of business on ____________, 1998, are entitled to notice of and to vote at the meeting. The stock transfer books of Elk will remain open.

     If the Share Exchange Plan is approved by Elk stockholders at the meeting and effected by Elk, any stockholder who (i) files with Elk, before the vote on the adoption of the Share Exchange Plan, a written objection to the proposed Share Exchange Plan that includes notice of his election to dissent, his name and address, the number of shares of Elk common stock held, and a demand for payment of the fair value of his shares if the Share Exchange is effected; (ii) does not vote his shares in favor of the Share Exchange Plan; and (iii) otherwise complies with the terms of Section 623 of New York Business Corporation Law, will have the right to receive payment of the fair value of his or her shares in lieu of receiving Ameritrans common stock pursuant to the Share Exchange. Elk and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in Section 623 of New York Business Corporation Law. See "APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS" in the accompanying Proxy Statement/Prospectus for a more complete description of the rights of dissenting stockholders.

     All stockholders are cordially invited to attend the meeting.

                                              By Order of the Board of Directors


                                              Margaret Chance, Secretary
___________, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

                           PROXY STATEMENT/PROSPECTUS

                                September , 1998

          -----------------------------------------------------------


                                 PROXY STATEMENT

                       ELK ASSOCIATES FUNDING CORPORATION
                           747 Third Avenue, 4th Floor
                            New York, New York 10017
                                 (212) 355-2449

          -----------------------------------------------------------


                                   PROSPECTUS

                         AMERITRANS CAPITAL CORPORATION
                           747 Third Avenue, 4th Floor
                            New York, New York 10017
                                 (800) 214-1047

                        1,745,600 Shares of Common Stock,
                           $.0001 par value per share

          -----------------------------------------------------------


     This Proxy Statement/Prospectus is being furnished to stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), in connection with the proposed share exchange (the "Share Exchange") between Ameritrans Capital Corporation, a newly-formed Delaware corporation ("Ameritrans"), and Elk, in accordance with an Agreement and Plan of Share Exchange between Ameritrans and Elk, dated ___________, 1998 (the "Share Exchange Plan"). Both Ameritrans and Elk are closed-end management investment companies registered under the Investment Company Act of 1940, and Elk is a small business investment company ("SBIC") registered under the Small Business Investment Company Act of 1958, as amended (the "1958 Act"). Pursuant to the terms of the Share Exchange Plan, each outstanding share of common stock, par value $.01 per share, of Elk ("Elk Common Stock") would be exchanged for one (1) share of common stock, $.0001 par value per share, of Ameritrans ("Ameritrans Common Stock"), making Ameritrans the holder of all outstanding shares of Elk Common Stock and the parent corporation of Elk. The former holders of Elk Common Stock would become the holders of all of the shares of capital stock of Ameritrans then outstanding. Ameritrans would serve as the parent corporation of Elk. It is contemplated that Ameritrans will engage in broader and more diversified investment and lending business activities directly, as well as through a newly formed subsidiary ("Elk Capital"), which business activities Elk, as an SBIC, is not permitted to transact under the 1958 Act. This Proxy Statement/Prospectus is being furnished to Elk stockholders for the purposes of (1) the solicitation of proxies by the Board of Directors of Elk for use at the Special Meeting of Stockholders of Elk to be held on , 1998, at 10:00 a.m. (New York Time) at the offices of Stursberg & Veith, 405 Lexington Avenue, New York, New York, and at any adjournment thereof, at which Elk stockholders will be asked to consider and vote upon the adoption of the Share Exchange Plan, and (2) the offer and issuance of up to 1,745,600 shares of Ameritrans Common Stock issuable to holders of Elk Common Stock pursuant to the terms of the Share Exchange Plan.

     Since June 22, 1998, Elk's Common Stock has been listed on the Nasdaq SmallCap Market under the symbol EKFG. If the Share Exchange is completed, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market under the symbol ___________, and the listing of Elk's Common Stock will be terminated.

          -----------------------------------------------------------

         This Proxy Statement/Prospectus sets forth concisely the information about Ameritrans that a prospective investor should know before investing and should be retained for future reference. Additional information about Ameritrans is included in a Statement of Additional Information, also dated _________
  , 1998, which has been filed with the Securities and Exchange Commission and has been distributed to Elk stockholders along with this Proxy Statement/Prospectus. Copies of such Statement of Additional Information are available upon oral or written request without charge from Ameritrans Capital Corporation, Attn: Secretary, 747 Third Avenue, 4th Floor, New York, New York 10017, (800) 214-1047.

          -----------------------------------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY  ....................................................................  1

INFORMATION CONCERNING THE SPECIAL MEETING...................................  4
         Date, Time, Place and Purpose.......................................  4
         Voting and Revocation of Proxies....................................  4
         Record Date and Shares entitled to Vote.............................  5
         Vote Required.......................................................  5

THE SHARE EXCHANGE...........................................................  5
         Background..........................................................  5
         Effect of the Share Exchange........................................  6
         Effective Date......................................................  6
         Conditions to the Share Exchange....................................  6
         Federal Income Tax Consequences.....................................  7
         Accounting Treatment................................................  8
         Unaudited Pro Forma Capitalization..................................  8

INFORMATION CONCERNING ELK................................................... 10
         General  ........................................................... 10
         Selected Financial Information...................................... 14
         Loan Portfolio; Valuation........................................... 16
         The New York City Taxi Medallion Industry and Market................ 18
         Marketing Strategy for Medallion Financing.......................... 19
         Competition......................................................... 19
         Investment Policies................................................. 19
         The Small Business Investment Act of 1958........................... 21
         The Investment Company Act of 1940.................................. 24
         Election to Become a BDC............................................ 25
         Security Ownership of Principal Stockholders and Management......... 26
         Management.......................................................... 28
         Description of Capital Stock........................................ 35
         Market Information.................................................. 36
         Tax Considerations.................................................. 37

INFORMATION CONCERNING AMERITRANS............................................ 39
         General  ........................................................... 39
         Investment Policies................................................. 39
         Corporate Organizational Matters.................................... 41
         Federal Regulation.................................................. 48
         Management and Principal Stockholders............................... 48
         Description of Capital Stock........................................ 49
         Market Information.................................................. 49
         Tax Considerations.................................................. 49
         Elk Capital Corporation............................................. 51

APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS.................................. 51

EXPERTS  .................................................................... 52

OTHER MATTERS................................................................ 52

ADDITIONAL INFORMATION....................................................... 52

EXHIBITS

PROXY

AMERITRANS STATEMENT OF ADDITIONAL INFORMATION

FINANICAL STATEMENTS

                                     SUMMARY

     This Proxy Statement/Prospectus is being furnished to stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), in connection with the proposed share exchange (the "Share Exchange") between Ameritrans
Capital Corporation, a Delaware corporation ("Ameritrans"), and Elk, in accordance with an Agreement and Plan of Share Exchange between Ameritrans and Elk dated _________ ____, 1998, a copy of which is attached hereto as Exhibit A (the "Share Exchange Plan"). A Special Meeting of Stockholders of Elk (the "Special Meeting") has been called for , 1998 at 10:00 a.m. (New York Time) at the offices of Stursberg & Veith, 405 Lexington Avenue, New York, New York, for the purposes of voting on the adoption of the Share Exchange Plan.

Elk

     Elk was formed on July 9, 1979 for the purpose of operating as a Specialized Small Business Investment Company ("SSBIC"), licensed under the
Small Business Investment Act of 1958, (the "1958 Act"), and regulated and financed in part by the U.S. Small Business Administration (the "SBA"). Elk was granted a license to operate as an SSBIC by the SBA on July 24, 1980, is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), and has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1954, as amended (the "Code") since the fiscal year ended June 30, 1984. Elk intends to elect to be taxed as a regulated investment company for the fiscal year ending June 30, 1999. Elk's business has historically been to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged persons or to entities which are at least 50% owned by such persons ("Disadvantaged Concerns").

     The 1958 Act was amended on September 30, 1996, and in connection therewith, Elk entered into an agreement with the SBA in March, 1997, and amended its Certificate of Incorporation, the effect of which was to convert Elk from an SSBIC to a Small Business Investment Company ("SBIC"). As such, Elk may now lend to persons who are not "disadvantaged" so long as Elk's aggregate loans to Disadvantaged Concerns are at least equal to the sum of (i) the remaining amount of Elk's subsidized SBA debentures outstanding, which was $1,500,000 at June 30, 1998 (but which will no longer have a subsidized rate of interest as of September 30, 1998, and will therefore be excluded from this computation), and
(ii) the remaining amount of Elk's unamortized Restricted Capital Account (as hereinafter defined) resulting from the repurchase by Elk of its 3% Preferred Stock from the SBA, which Restricted Capital Account was $968,368 at June 30, 1998. The remaining outstanding (i) principal balance of SBA subordinated debentures and (ii) Restricted Capital Account as of June 30, 1998, aggregating $2,468,368, represented less than 10% of Elk's loan portfolio of $41,295,000 as of that date.

     As of June 30, 1998, more than 95% of Elk's loans and investments qualified as loans to Disadvantaged Concerns. As a result of Elk's conversion to an SBIC, Elk is only required to maintain approximately 10% of its portfolio as loans to such persons. Accordingly, while Elk intends to continue to make loans to Disadvantaged Concerns, particularly in connection with the ownership of taxicabs and related assets in the New York City, Chicago, Boston, and Miami markets, where many of the borrowers may qualify as Disadvantaged Concerns, Elk intends to diversify its activities by lending and investing in a broader range of businesses eligible for investments by SBICs under the 1958 Act ("Small Business Concerns"), many of which, it is anticipated, may not be Disadvantaged Concerns. In addition, Ameritrans, the new parent company, would have the ability to acquire or engage directly in businesses other than that of Elk, either directly or through Elk Capital.

     To the best of its knowledge, Elk has never experienced any losses of principal during its 18 year history of making loans in connection with the ownership of New York City taxicab medallions, taxicabs and related assets, and its approximately 40 months of making taxi medallion loans in Boston, Chicago and Miami. Elk will continue to make loans in these markets without the historical restriction of lending solely to Disadvantaged Concerns. Loans made by Elk for the purpose of financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets, represented approximately 84.5% of Elk's loan portfolio as of June 30, 1998. Loans made to finance the acquisition and/or operation of other Small Business Concerns constitute the balance of Elk's current loan portfolio, and it intends to continue to make such loans.

     By Agreement dated November 10, 1994, Elk repurchased all of the 547,271 outstanding shares of its 3% preferred stock from the SBA for an aggregate price of $1,915,449, representing a discount of 65.0% from the original aggregate issuance price of $10 per share. As a condition precedent to the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account (the "Restricted Capital Account"). The Restricted Capital Account is equal to the amount of the net repurchase discount in which the SBA received a liquidating interest amortized over 60 months commencing November 10, 1994. However, if Elk is liquidated or if a material violation of SBA regulations occurs during the amortization period, the SBA would receive the remaining unamortized amount of the Restricted Capital Account prior to the stockholders of Elk receiving any amounts on their Common Stock. The unamortized balance of the SBA's liquidating interest at June 30, 1998 was $968,368.

     Elk has elected, effective September 28, 1998, to become a business development company ("BDC") under the 1940 Act. See "INFORMATION CONCERNING ELK -- Election to Become a BDC."

Ameritrans

     Ameritrans was formed as a Delaware corporation on February 12, 1998, for the purposes of (1) acquiring and owning all of the outstanding Elk Common Stock pursuant to the Share Exchange, and (2) engaging in broader and more diversified investment and lending business activities directly, as well as through a newly-formed subsidiary, Elk Capital, which business activities Elk, as an SBIC, is not permitted to transact under the 1958 Act. Any such activities or operations would conform to the investment policies of Ameritrans described below. Ameritrans is registered under the 1940 Act as a closed-end, non-diversified management investment company. Ameritrans will also elect to become a BDC pursuant to the 1940 Act prior to the completion of the Share Exchange. See "INFORMATION CONCERNING ELK -- Election to Become a BDC."

     Following the consummation of the Share Exchange, Ameritrans plans to engage in broader and more diversified investment and lending activities directly and, if it is in the best interests of its shareholders, through Elk Capital. It is anticipated that Elk Capital will also make investments and/or loans and engage in businesses Elk is not permitted to make under the 1958 Act.

     As a result, stockholders should realize that, in approving the Share Exchange Plan, they are giving broad discretion to the management of Ameritrans.

     In addition to serving as the parent corporation of both Elk and Elk Capital, Ameritrans intends to engage in certain investment or other activities directly (and indirectly through Elk Capital and/or other subsidiaries).

     The investment policies of Ameritrans will allow greater flexibility in its investment and lending business activities than the investment policies of Elk. Because Ameritrans will not be licensed under the 1958 Act, it will not issue any debt or equity securities to the SBA. In addition, because it is anticipated that Ameritrans will engage as described above in a broader range of investment activities than does Elk, the ownership of Ameritrans Common Stock may be subject to a higher degree of risk than is the ownership of Elk Common Stock. See "INFORMATION CONCERNING AMERITRANS -- Investment Policies." In addition, Ameritrans intends to make application to the Securities and Exchange Commission ("SEC") for an increase in the limitations imposed by the 1940 Act with respect to the asset coverage ratios set forth in the 1940 Act.

     It is expected that the funds necessary to finance the capitalization of Ameritrans and Elk Capital will be provided by Elk to Ameritrans from the approximately $3.0 million of gross proceeds from the private placement of 462,000 shares of common stock of Elk completed in January, 1998 (up to a maximum of $963,000), or through borrowings by Ameritrans.

     The directors and officers of Ameritrans are the same individuals who serve as the directors and officers of Elk. It is expected that following the consummation of the Share Exchange, such officers and directors will initially receive the same compensation, but such compensation will be allocated between Elk and Ameritrans, based upon factors determined by their respective Boards of Directors. Such officers and directors may also receive increases in compensation from time to time as determined by the Boards of Directors. Ameritrans and/or Elk may also hire additional personnel as such personnel are needed in connection with the expansion and diversification of their lending and/or investment activities. See "INFORMATION CONCERNING AMERITRANS -- Management and Principal Stockholders." The rights of the holders of Ameritrans Common Stock will be substantially the same as the rights of holders of Elk Common Stock. See "INFORMATION CONCERNING AMERITRANS -- Description of Capital Stock." The Certificate of Incorporation and By-laws of Ameritrans will differ in certain respects from the Certificate of Incorporation and By-laws of Elk and, whereas Elk is governed by New York Business Corporation Law, Ameritrans is governed by Delaware General Corporation Law. For a description of the significant differences, see "INFORMATION CONCERNING AMERITRANS -- Corporate Organizational Matters."

The Share Exchange

     Pursuant to the terms of the Share Exchange Plan, each share of Elk Common Stock would be exchanged for one share of Ameritrans Common Stock. As a result of the Share Exchange, (i) Ameritrans would be the sole holder of all of the outstanding Elk Common Stock, and (ii) the former holders of the outstanding shares of Elk Common Stock (other than those dissenting stockholders who exercise appraisal rights, as described below) would be the sole holders of outstanding Ameritrans Common Stock (which would represent the only capital stock of Ameritrans outstanding at the time of the Share Exchange), and would hold the Ameritrans Common Stock in the same relative proportions as they hold Elk Common Stock at the time of the Share Exchange. See "THE SHARE EXCHANGE."

     As an SBIC, Elk is allowed to make investments only to Small Business Concerns, and a portion of its loans (which is expected to be $790,505 as of September 30, 1998) must be made to Disadvantaged Concerns. The purpose of the Share Exchange is to secure to the holders of Elk Common Stock the benefit of a more diversified investment strategy, which the Board of Directors of Elk believes would be in the best interests of Elk's stockholders. After consideration of the relevant business and legal issues, Elk's Board of Directors has concluded that the best way to establish an entity that may pursue a strategy that includes, but is not limited to, investments in Disadvantaged and Small Business Concerns, and the investment activities of which would accrue to the benefit of the current holders of Elk Common Stock, is to effect the Share Exchange, which would create a parent corporation (Ameritrans) that would be owned by the current holders of Elk Common Stock and that would own all of the outstanding Elk Common Stock. Ameritrans could then engage in broader and more diversified lending business activities directly or indirectly through its newly-formed subsidiary, Elk Capital, which business activities would be free from the restrictions imposed by the 1958 Act. Because Elk and Elk Capital would be subsidiaries of Ameritrans, the income derived from the activities of Elk and Elk Capital, as well as from any activities of Ameritrans (either directly or through other subsidiaries), would benefit the current holders of Elk Common Stock (who, by virtue of the Share Exchange, would be the holders of Ameritrans Common Stock).

     The Share  Exchange is intended to  constitute  a tax-free  transfer  under
Section 351 of the Code, in which case (1) no gain or loss would be recognized by either Ameritrans or Elk, and (2) no gain or loss would be recognized by Elk stockholders (except with respect to any cash received by holders of Elk Common Stock exercising appraisal rights). See "THE SHARE EXCHANGE -- Federal Income Tax Consequences."

     The adoption of the Share Exchange Plan requires the affirmative vote of the holders of two-thirds (66.67%) of the outstanding shares of Elk Common Stock. As of June 30, 1998, Elk had 1,745,600 shares of Common Stock outstanding. Certain directors and officers of Elk owning an aggregate of approximately 56% of the outstanding shares of Elk Common Stock have expressed an intention to vote in favor of the adoption of the Share Exchange Plan. The Share Exchange is also subject to the approval of the SBA.

     Holders of Elk Common Stock who object to the Share Exchange may elect to receive payment of the fair value of their shares of Elk Common Stock (as determined by agreement with Elk or by a court) in lieu of the Ameritrans Common Stock they would otherwise receive pursuant to the Share Exchange. In order to enforce his or her right to receive such payment, a dissenting stockholder must
(1) file with Elk, before the stockholder vote on the Share Exchange Plan is taken, a written objection to the Share Exchange that includes a notice of his or her election to dissent, his or her name and address, the number of shares of Elk Common Stock held by him and a demand for payment of the fair value of such shares if the Share Exchange is consummated, (2) not vote in favor of the adoption of the Share Exchange Plan, and (3) otherwise comply with the requirements of Section 623 of New York Business Corporation Law, the full text of which is set forth as Exhibit B hereto. Any deviation from such requirements may result in the forfeiture of appraisal rights. Failure to vote against the Share Exchange Plan will not constitute a waiver of appraisal rights; however, since a proxy left blank will be voted FOR the adoption of the Share Exchange Plan, any Elk stockholder who wishes to exercise his or her appraisal rights with respect to the Share Exchange must either vote AGAINST the Share Exchange Plan or abstain. See "APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS."

     The Board of Directors of Elk has determined that if the holders of more than 2% of the outstanding shares exercise their appraisal rights, Elk may determine not to proceed with the Share Exchange.

     THE BOARD OF DIRECTORS OF ELK BELIEVES THAT THE SHARE EXCHANGE IS IN THE BEST INTERESTS OF ELK STOCKHOLDERS, HAS UNANIMOUSLY APPROVED THE SHARE EXCHANGE PLAN, AND UNANIMOUSLY RECOMMENDS THAT ELK STOCKHOLDERS VOTE FOR THE ADOPTION OF THE SHARE EXCHANGE PLAN.

                   INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time, Place and Purpose

     The Special Meeting will be held on , 1998 at 10:00 a.m. (New York Time) at the offices of Stursberg & Veith, 405 Lexington Avenue, New York, New York. The purpose of the Special Meeting is to consider and vote on the adoption of the Share Exchange Plan, pursuant to which the Share Exchange would be effected.

Voting and Revocation of Proxies

     The proxy accompanying this Proxy Statement/Prospectus is solicited by the Board of Directors of Elk for use at the Special Meeting. Holders of Elk Common Stock are requested to complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope.

     All shares of Elk Common Stock represented at the Special Meeting by properly executed proxies will, unless such proxies have been previously revoked, be voted at the Special Meeting in accordance with the instructions indicated thereon. In the absence of such instructions, the shares represented by such proxies will be voted in favor of the adoption of the Share Exchange Plan.

     Management of Elk does not know of any other matters which will be brought before the Special Meeting. If, however, other matters are presented to the Special Meeting, all duly executed proxies will be voted in the discretion of the proxy holders.

     Any stockholder has the power to revoke his proxy at any time before it is voted by (i) delivering written notice of such revocation to the Secretary of Elk, (ii) filing a duly executed proxy bearing a later date, or (iii) appearing at the Special Meeting and electing to vote in person.

     In addition to solicitation by mail, directors, officers and employees of Elk may solicit proxies from holders of Elk Common Stock personally or by telephone. The expense, if any, of such solicitation shall be borne by Elk.

Record Date and Shares entitled to Vote

     Holders of record of Elk Common Stock as of the close of business on _______ ___, 1998 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote a total of 1,745,600 shares of Elk Common Stock.

Vote Required

     Under the law of the State of New York and the Certificate of Incorporation of Elk, the adoption of the Share Exchange Plan must be approved by the affirmative vote of the holders of two-thirds (66.67%) of the shares of Elk Common Stock outstanding on the Record Date, with each share entitled to one (1) vote. Certain directors and officers of Elk owning an aggregate of approximately 56% of the outstanding shares of Elk Common Stock have expressed an intention to vote in favor of the adoption of the Share Exchange Plan.

                               THE SHARE EXCHANGE

     Set forth below is a description of the principal aspects of the Share Exchange. This description does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Plan, a copy of which is attached as Exhibit A.

Background

     Elk is licensed as an SBIC under Section 301(c) of the 1958 Act, and as such, it may invest only in Small Business Concerns that qualify under applicable rules and regulations of the SBA. The majority of such investments by Elk has consisted of loans for the purchase of taxicab medallions and related taxicab assets.

     The Board of Directors of Elk believes that a more diversified investment strategy would be in the best interests of Elk and its stockholders. Elk's Board of Directors has further concluded that such diversification would be best accomplished by the organization or acquisition of a company which would be able to invest in other business concerns without regard to their social or economic status or to other limitations imposed by the 1958 Act and the rules and regulations promulgated thereunder, thus enabling the Elk stockholders to reap the economic benefits from such business diversification. Accordingly, after analysis of the legal and regulatory issues involved, Elk's Board of Directors approved a reorganization of Elk, consisting of the following steps: (1) the organization of Ameritrans, and its registration, for tax reasons, as an investment company under the 1940 Act; (2) the acquisition by Ameritrans of all of the outstanding Elk Common Stock from the current Elk stockholders in exchange for Ameritrans Common Stock. An exchange ratio of one (1) share of Elk Common Stock for each share of Ameritrans Common Stock was chosen in order to produce the same number of outstanding shares of Ameritrans Common Stock as there were Elk Common Stock; and (3) the acquisition by Ameritrans of Elk Capital. As a result of this reorganization, the current holders of Ameritrans Common Stock would own all of the shares of capital stock of Elk then outstanding. Ameritrans would be the parent corporation of both Elk and Elk Capital.

     The first part of this reorganization, the organization of Ameritrans, its registration as an investment company, its election to become a BDC and the acquisition of Elk Capital has been completed. The purpose of the Share

Exchange is to effect the second step. The consummation of the Share Exchange will accomplish the final part of this reorganization.

Effect of the Share Exchange

     On the Effective Date of this Share Exchange, as defined below, each outstanding share of Elk Common Stock (other than shares as to which appraisal rights have been exercised) will be exchanged for one (1) share of Ameritrans Common Stock with the ownership of each share of Elk Common Stock automatically vesting in Ameritrans and the holders of the outstanding shares of Elk Common Stock automatically becoming entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock held by them. As a result, as of the Effective Date, (1) Ameritrans will be the sole holder of all of the outstanding Elk Common Stock, and (2) the persons holding Elk Common Stock as of the Effective Date will be the sole holders of the shares of Ameritrans Common Stock then outstanding (which will comprise all of the capital stock of Ameritrans then outstanding) in the same relative proportions as they held Elk Common Stock (subject to any changes resulting from the exercise of appraisal rights). As of the date of this Proxy Statement/Prospectus, there were issued and outstanding 1,745,600 shares of Elk Common Stock and one (1) share of Ameritrans Common Stock (which share will be redeemed by Ameritrans upon completion of the Share Exchange).

     The status of Elk as a licensed SBIC under the 1958 Act and as registered under the 1940 Act will be unaffected by the Share Exchange.

     As of the Effective Date, Ameritrans will automatically become the sole holder of Elk Common Stock, and the holders of Elk Common Stock will automatically become entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock, despite the fact that new stock certificates representing Elk Common Stock and Ameritrans Common Stock will not have been issued to Ameritrans or the holders of Elk Common Stock, respectively. As soon as practicable following the Effective Date, Elk will issue to Ameritrans a stock certificate representing such number of shares of Elk Common Stock as are issued and outstanding as of the Effective Date, and Ameritrans will send to the former holders of Elk Common Stock written instructions on how to exchange their Elk Common Stock certificates for certificates representing shares of Ameritrans Common Stock.

Effective Date

     The Share Exchange will become effective on the date (the "Effective Date") of the filing of a Certificate of Exchange regarding the Share Exchange with the New York Department of State, in accordance with Section 913 of New York's Business Corporation Law. Such filing will be made as soon as practicable following the satisfaction or waiver of all conditions to the Share Exchange (described below), including the adoption of the Share Exchange Plan by the holders of Elk Common Stock. It is currently anticipated that the Effective Date will be on or about ______ ___, 1998.

Conditions to the Share Exchange

     The Share Exchange Plan specifically provides that the obligation of Ameritrans and Elk to consummate the Share Exchange is subject to the fulfillment (or waiver) on or prior to the Effective Date of certain conditions, including the following: (1) the approval of the Share Exchange Plan by the holders of at least two-thirds (66.67%) of the outstanding shares of Elk Common Stock; (2) the approval of the Share Exchange by the SBA, in accordance with the requirements of the 1958 Act; (3) the registration (or the availability of an exemption therefrom) under the Securities Act of 1933 (the "1933 Act"), of the shares of Ameritrans Common Stock to be issued to the former holders of Elk Common Stock pursuant to the Share Exchange, and the compliance with all applicable state securities laws in connection with the issuance of such Ameritrans Common Stock; (4) the exercise of appraisal rights by the holders of not more than 2% of the shares of Elk Common Stock entitled to vote at the Special Meeting; and (5) the absence of any governmental order or action prohibiting the Share Exchange.

     In addition, Elk has or will represent to the SBA that it will not consummate the Share Exchange if the number of stockholders exercising appraisal rights would result in a violation of the prohibition under the 1958 Act of stock repurchases which reduce its paid-in capital and paid-in surplus by more than 2% in a single fiscal year. Elk anticipates utilizing up to $963,000 of the proceeds raised in its January, 1998, private placement to purchase the shares of stockholders who exercise their appraisal rights.

     In addition, in order for Ameritrans and Elk to operate in the manner contemplated by this Proxy Statement/Prospectus following the Share Exchange, exemptions from certain provisions under the 1940 Act are required. The SEC has issued an exemptive order to Elk and Ameritrans dated , 1998, granting such exemptions (the "Exemptive Order").

Federal Income Tax Consequences

The Share Exchange is intended to constitute a tax-free transfer under Section 351 of the Code. If Section 351 of the Code is applicable, (1) no gain or loss for federal income tax purposes will be recognized by Ameritrans or Elk as a result of the Share Exchange; (2) no gain or loss will be recognized by holders of Elk Common Stock upon the receipt of Ameritrans Common Stock in exchange for their Elk Common Stock pursuant to the Share Exchange; (3) the basis of the Ameritrans Common Stock received by each holder of Elk Common Stock pursuant to the Share Exchange will be equal to the basis of the Elk Common Stock which was converted into such Ameritrans Common Stock pursuant to the Share Exchange; (4) the holding period for tax purposes of the Ameritrans Common Stock received by each holder of Elk Common Stock will include the period for which such stockholder held the Elk Common Stock that was converted into such Ameritrans Common Stock, provided that such Elk Common Stock was held as a capital asset at the time of the Share Exchange; and (5) a holder of Elk Common Stock who exercises appraisal rights with respect to his or her Elk Common Stock and who receives payment for such shares in cash will recognize a capital gain or ordinary loss for federal income tax purposes (provided such stock was held as a capital asset at the time of the Share Exchange), in an amount equal to the excess (if any) of the amount of cash received over such stockholder's tax basis in his or her Elk Common Stock. Management of Elk has been advised by its independent public accountants that although there can be no assurance that the Internal Revenue Service (the "IRS") will not take a different position, they believe that Section 351 should be applicable to the Share Exchange.

     The belief that the foregoing tax consequences will apply is based upon certain assumptions and subject to certain qualifications, including the assumption that (i) Elk is not under the jurisdiction of a court in a Title 11 or similar case, (ii) the current holders of Elk Common Stock will not, pursuant to a plan or intent existing on or prior to the Effective Date, dispose of as much as 20% of the Ameritrans Common Stock received pursuant to the Share Exchange, (iii) there is no other class of Ameritrans stock outstanding which would represent as much as 20% of the voting stock or 20% of the number of shares of non-voting stock (if any) outstanding, and (iv) the investment company exception to Section 351 of the Code (351(e)) does not apply since the transfer will not result in a diversification of the Elk stockholders' interests.

     If the IRS were to challenge successfully the tax-free status of the Share Exchange, each holder of Elk Common Stock would have to recognize a gain or loss with respect to his or her Elk Common Stock exchanged for Ameritrans Common Stock pursuant to the Share Exchange in an amount equal to the difference (if any) between (a) the fair market value of the Elk Common Stock exchanged by such stockholder pursuant to the Share Exchange over (b) such stockholder's basis in the Ameritrans Common Stock converted pursuant to the Share Exchange. In such event, an Elk stockholder's tax basis in the Ameritrans Common Stock received pursuant to the Share Exchange would be equal to the fair market value of such Ameritrans Common Stock, and his or her tax holding period for such Ameritrans Common Stock would not include the period for which he held his or her Elk Common Stock.

     The foregoing discussion of federal income tax consequences is intended only as a general summary and does not deal with all aspects of federal taxation that may be relevant in connection with the Share Exchange. In addition, state, local or foreign income tax consequences to Elk stockholders may be different from the federal income tax consequences described above. Accordingly, each Elk stockholder is urged to consult his or her own tax advisor as to the federal, state, local or foreign income tax effects of the Share Exchange.

Accounting Treatment

     The Share Exchange which represents a recapitalization of Elk will be accounted for on a historical cost basis. The assets and liabilities of Elk and Ameritrans will be recorded at their combined bases as of the Effective Date of the Share Exchange.

Unaudited Pro Forma Capitalization

     Set forth below is a table showing the pro forma capitalization of Ameritrans and Elk as of June 30, 1998. The Share Exchange is accounted for on a historical cost basis, and therefore the total net assets of Ameritrans immediately after the Share Exchange are the same as the total net assets of Elk (comprised of Common Stock plus accumulated undistributed investment income less unrealized loss in value of investments) immediately before the Share Exchange (see the footnotes to this table). This financial information has been derived in part from and should be read in conjunction with the financial statements and the related notes together with the opinion of Marcum & Kliegman, LLP dated August 12, 1998, included in the Statement of Additional Information, which has been filed with the SEC and has been distributed to Elk stockholders along with this Proxy Statement/Prospectus.

Net Assets as of June 30, 1998 Immediately Before Acquisition:

                                                  Ameritrans               Elk                 Adjustments            Combined
                                                  ----------               ---                 -----------            --------
Common Stock (Ameritrans 5,000,000 shares of                                  $17,456                                    $17,456
$.0001 par value stock authorized, 1 share
outstanding; Elk 2,000,000 shares of $.01
par value stock authorized, 1,745,600
shares outstanding)

Preferred Stock (Ameritrans 1,000,000 shares of                                    --
$.01 par value stock authorized, none outstanding;
Elk 1,300,000 shares of $10.00 par value stock authorized, no shares outstanding)

Additional paid-in capital                                                 12,485,825                                 12,485,825

Restricted capital                                                            968,368                                    968,368

Accumulated undistributed investment                                          319,289                                    319,289
income, net

Unrealized gain on equity securities                                          198,789                                    198,789

Unrealized loss in value of investments
(loan loss reserve)                                                          (295,000)                                  (295,000)
                                                                             ---------                                  ---------

Total Net Assets:                                                          13,694,727                                 13,694,727
                                                                           ==========                                 ==========


Net Assets as of June 30, 1998 Immediately After Acquisition:

                                                  Ameritrans               Elk                 Adjustments            Combined
                                                  ----------               ---                 -----------            --------
Common Stock (Ameritrans 5,000,000
shares of $.0001 par value stock authorized,
1,745,600 shares outstanding;
Elk 2,000,000 shares of
$.01 par value stock authorized,
1,745,600 outstanding)                                $175(1)                                                               $175

Elk Common Stock (2,000,000 shares of
$.01 par value stock authorized,
1,745,600 outstanding)                                                        $17,456              ($17,456)(2)

Elk Preferred Stock (1,300,000 shares of
$10.00 par value stock authorized, none
outstanding)

Additional paid-in capital                      13,694,552                 12,485,825           (13,677,271)          12,503,106

Restricted capital                                                            968,368                                    968,368

Accumulated undistributed investment
income, net                                                                   319,289                                    319,289

Unrealized gain on equity securities                                          198,789                                    198,789

Unrealized loss in value of investments
(loan loss reserve)                                                          (295,000)                                  (295,000)
                                               -----------                -----------          ------------          -----------

Total Net Assets:                              $13,694,727                $13,694,727          ($13,694,727)         $13,694,727
                                               ===========                ===========          =============         ===========


--------
     1 To record shares of Ameritrans issued for net assets (Common Stock plus accumulated undistributed investment income less unrealized loss in value of investments) of Elk.

     2 To eliminate equity of subsidiary (Elk) in consolidation.

                           INFORMATION CONCERNING ELK

General

     Elk was formed on July 9, 1979, as a New York corporation for the purpose of operating as a Specialized Small Business Investment Company ("SSBIC"), licensed under the Small Business Investment Act of 1958 (the "1958 Act"), and regulated and financed in part by the U.S. Small Business Administration (the "SBA"). Elk was granted a license to operate as an SSBIC by the SBA on July 24, 1980, is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), and has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1954, as amended (the "Code") since the fiscal year ended June 30, 1984. Elk, which elected on September 28, 1998 to become a business development company ("BDC") under the 1940 Act, intends to elect to be taxed as a regulated investment company for the fiscal year ending June 30, 1999. Elk's business has historically been to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged persons or to entities which are at least 50% owned by such persons ("Disadvantaged Concerns").

     The  1958  Act  was  amended  on  September  30,  1996,  and in  connection therewith, Elk entered into an agreement with the SBA in March, 1997, and amended its Certificate of Incorporation the effect of which was to convert Elk from an SSBIC to a Small Business Investment Company ("SBIC"). As such, Elk may now lend to persons who are not "disadvantaged" so long as Elk's aggregate loans to Disadvantaged Concerns are at least equal to the sum of (i) the remaining amount of Elk's subsidized SBA debentures outstanding which was $1,500,000 at June 30, 1998 (but which will no longer have a subsidized rate of interest as of September 30, 1998, and therefore be excluded from this computation), and (ii) the remaining amount of Elk's unamortized restricted capital account (the "Restricted Capital Account") resulting from the repurchase by Elk of its 3% Preferred Stock from the SBA, which Restricted Capital Account was $968,368 at June 30, 1998. The remaining outstanding (i) principal balance of SBA subordinated debentures and (ii) Restricted Capital Account as of June 30, 1998, aggregating $2,468,368, represented less than 10% of Elk's loan portfolio of $41,295,000 as of that date.

     As of June 30, 1998, more than 95% of Elk's loans and investments qualified as loans to Disadvantaged Concerns. As a result of Elk's conversion to an SBIC, and as of September 30, 1998, Elk is only required to maintain less than
$968,368 of its portfolio as loans to such persons. Accordingly, while Elk intends to continue to make loans to disadvantaged persons, particularly in connection with the ownership of taxicabs and related assets especially in the New York City and Chicago markets, where many of the borrowers may qualify as Disadvantaged Concerns, Elk intends to diversify its activities by lending and investing in a broader range of businesses eligible for investments by SBICs under the 1958 Act ("Small Business Concerns"), many of which, it is anticipated, may not be Disadvantaged Concerns. In addition, Ameritrans, the new parent company, would have the ability to acquire or engage directly in businesses other than that of Elk, either directly or through Elk Capital. See "INFORMATION CONCERNING AMERITRANS."

     To the best of its knowledge, Elk has never experienced any losses of principal during its 18 year history of making loans in connection with the ownership of New York City taxicab medallions, taxicabs and related assets, and its 40 months of making taxi medallion loans in Boston, Chicago, and Miami. Elk will continue to make loans in these markets without the historical restriction of lending solely to Disadvantaged Concerns. Loans made by Elk for the purpose of financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets represented approximately 84.5% of Elk's loan portfolio as of June 30, 1998. Loans made to finance the acquisition and/or operation of other small businesses constitute the balance of Elk's loan portfolio, and it intends to continue to make such loans.

     By Agreement dated November 10, 1994, Elk repurchased all of the 547,271 outstanding shares of its 3% preferred stock from the SBA for an aggregate price of $1,915,449, representing a discount of 65.0% from the original aggregate issuance price of $10 per share. As a condition precedent to the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account (the "Restricted Capital Account"). The Restricted Capital Account is equal to the amount of the net repurchase discount in which the SBA received a liquidating interest amortized over 60 months commencing November 10, 1994. However, if Elk is liquidated or if a material violation of SBA regulations occurs during the amortization period, the SBA would receive the remaining unamortized amount of the Restricted Capital Account prior to the stockholders of Elk receiving any amounts on their Common Stock. The unamortized balance of the SBA's liquidating interest at June 30, 1998, was $968,368.

     Elk, as a BDC, is required to file certain reports and other information pursuant to the 1940 Act and the Securities Exchange Act of 1934 (including annual and quarterly reports, and certain stockholder reports and proxy statements), with the SEC. Copies of such reports and information may be inspected and copied at the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549, as well as at the following regional offices: 55 Federal Plaza, New York, New York 10278; Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, Illinois, 60604; and Suite 500, East 5757 Wilshire Boulevard, Los Angeles, California, 90036-3648. Copies of such material, or any portion thereof, may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., 20549, at prescribed rates, or on the EDGAR web page of the Securities and Exchange Commission on the Internet at www.sec.gov.

     Elk registered under the 1940 Act for the fiscal year commencing July 1, 1983, and has declared and paid dividends to holders of Common Stock in the aggregate amounts of $1.08, $1.31, $1.39, $1.51, $1.37, $1.24, $.43, $.33 and
$.22 per share for the fiscal years ended June 30, 1984 through June 30, 1992. Elk did not pay dividends during the fiscal years ended June 30, 1993, 1994 and 1995. Elk recommenced paying dividends for the fiscal year beginning July 1, 1995 and ending June 30, 1996 and since that time, has paid dividends per share for the fiscal years commencing July 1, 1995, 1996, and 1997 of $.73, $.74 and $.57, respectively. In December 1994 and September 1995 Elk raised additional capital of $450,000 and $1,249,585, respectively, less private placement costs of $76,445 and $21,482, respectively. These proceeds were used to repurchase Elk's 3% Preferred Stock held by the SBA pursuant to a preferred stock repurchase agreement. In connection with the purchase, all dividends in arrears on the 3% Preferred Stock were extinguished.

     In addition, during January 1998, Elk completed a private placement of 462,000 shares of common stock at $6.50 per share for aggregate gross proceeds of $3,003,000 less offering expenses of $115,000. The net proceeds were utilized to repay bank indebtedness and for working capital. A portion of the proceeds were temporarily used to reduce bank indebtedness, up to a maximum of $963,000, were allocated by Elk toward the organization and capitalization of its new parent company, Ameritrans, and its subsidiary Elk Capital.

     Elk's Loans -- Elk obtained a license to operate as an SSBIC from the SBA on July 24, 1980. Until March 1997, as an SSBIC, Elk's primary business has been to provide long-term loan funds at commercially competitive rates of interest (which at June 30, 1998, ranged from 8.25% to 16.5% per annum) to persons defined by SBA regulations as socially or economically disadvantaged persons (or entities which are at least 50% owned by persons so defined), in connection with the financing of diversified businesses. In March 1997, Elk entered into an agreement with the SBA (the "SBA Agreement") and amended its certificate of incorporation, the effect of both of which steps converted the Company into an SBIC. As an SBIC, Elk is permitted to lend to persons who are not "disadvantaged" provided Elk maintains a level of loans to disadvantaged persons equal to the sum of its outstanding SBA subsidized debentures and the SBA's liquidating interest resulting from the 3% Preferred Stock repurchase. Such limitation as to the SBA subsidized debentures in the principal amount of $1,500,000 will terminate as of September 30, 1998, when the debentures are no longer subsidized, and the limitation as to the SBA's liquidating interest terminates upon full amortization of the 3% Preferred Stock repurchase discount is scheduled to occur in November, 1999. Although Elk, as of June 30, 1998, was only required to have $2,468,368 of its total loan portfolio invested with "disadvantaged" persons, more than 95%, or in excess of $37,800,000 of the portfolio, was so invested. Elk anticipates that its present ability to pursue investments and loans with persons who are not "disadvantaged" will afford it greater opportunities to make investments that enhance Elk's profitability.

     Under current SBA regulations the rate of interest which Elk may charge on loans may not exceed the higher of either Elk's weighted average cost of qualified borrowings, as determined pursuant to SBA regulations without regard to subsidized interest rates, or the current debenture rate, plus, in either case, seven (7) percentage points, rounded off to the next lower eighth of one percent; provided, however, that if the current debenture rate is 8% per annum or lower, Elk is permitted to charge up to 15%. The maximum rate of interest on debt financings allowed to be charged by SBICs to their borrowers for loans originated during August 1998 was 19%.

     Over the Company's 18 year history, the large majority of Elk's loans were made to purchasers or owners of New York City taxicab medallions (as described in greater detail below). Since Elk commenced operations it has made over $175,000,000 in loans to New York City taxicab medallion owners. As of June 30, 1998, approximately $18,862,618, or 46%, of the aggregate principal amount of its outstanding loans of $41,295,000 represented loans made to finance the purchase or continued ownership of New York City taxicab medallions and related assets. An aggregate of $13,557,342, or 33%, consisted of loans to finance the purchase or refinancing of taxi medallions in Chicago and the balance of $8,871,064, or 21%, consisted of loans to various commercial borrowers, of which $990,086 was invested in Boston taxi medallion financing and $1,480,459 was invested in Miami taxi medallion financing. See "Loan Portfolio; Valuation" below. Pursuant to the SBA Agreement, Elk is not required to maintain any level of non-taxicab medallion secured loans. However, Elk has agreed that subject to the SBA rolling over two (2) debentures, each in the principal amount of $2,040,000, Elk will maintain a non-taxi investment/loan portfolio (included with the combination of its assets acquired and receivables on assets acquired in the future) in the minimum amount of $1,020,000. See "INVESTMENT POLICIES --Concentration of Investments."

     Although Elk has historically directed a significant portion of its financing operations toward purchasers or owners of taxicab medallions in New York, the New York market has become increasingly more competitive, affording Elk more limited opportunities to make profitable loans. During the past approximately 40 months, Elk has expanded its taxicab lending business into the Chicago, Boston, and Miami markets, where its taxi lending business has increased and continued to be profitable.

     Elk intends to continue to expand into new markets both in the taxi industry as well as into other industries determined by management to offer investment opportunities. The loans that Elk plans to pursue will be made to a variety of businesses of all types provided that the loans made are in a majority of cases secured by real estate, business assets, equipment or other collateral deemed adequate by management.

     In connection with its lending to owners of taxicabs, Elk will, however, only make loans to borrowers who meet the standards required to operate these vehicles by the New York City Taxi and Limousine Commission or other regulatory agencies having jurisdiction in those markets where Elk engages in business. Elk may revise the nature of its loan portfolio at such time as its Board of Directors determines, in its sole discretion, that such revision is in the best interests of Elk in light of then existing business and financial conditions. Elk does not currently anticipate that its loan portfolio will realize an annual turnover in excess of 50%. Elk will not lend to, or otherwise invest more than the lesser of (i) 10% of its total assets, or (ii) 30% of its paid-in capital attributable to its Common Stock in any one small business concern. Elk has not made, and is prohibited by applicable SBA regulations from making, loans to officers, directors or principal shareholders of Elk or "associates" of Elk, as such term is defined in applicable SBA regulations.

     Short-Term Borrowings -- Elk is authorized to borrow money and issue debentures, promissory notes and other obligations, subject to SBA regulatory limitations. Other than the subordinated debentures issued to the SBA, Elk has to date borrowed funds only from banks. As of June 30, 1998, Elk maintained four
(4) lines of credit totaling $33,500,000 with an overall lending limit of $25,000,000. At June 30, 1998, Elk had $22,085,000 outstanding under these lines. The loans, which mature through November 1998, bear interest based on an effective rate of interest equal to approximately 150 basis points above Libor plus certain fees. Upon maturity, Elk anticipates extending the lines of credit for another year as has been the practice in previous years. Pursuant to the terms of the loan agreements, Elk is required to comply with certain terms, covenants and conditions. Elk has pledged its loans receivable and other assets as collateral for the above lines of credit and is required to maintain certain compensating balances. At June 30, 1998, compensating balances of approximately $1,104,250 were maintained by the Company in accordance with these agreements. As of September 1, 1998 Elk has increased its lines of credit and overall lending limit to $35,000,000 and its banks have now eliminated the requirement for compensating balances.

     Pursuant to the SBA Agreement, Elk agreed to limit the aggregate of its indebtedness based on a computation of a borrowing base each quarter. The borrowing base computation is calculated to determine that the total amount of debt due on the senior bank debt and SBA debentures does not exceed approximately 80% of the value of performing loans and investments in Elk's portfolio. Loans that are more than 90 days in arrears are valued at a lower amount in computing the borrowing base.

     In connection with the SBA Agreement, Elk has also entered into an intercreditor agreement (the "Intercreditor Agreement") and a custodian agreement (the "Custodian Agreement") with its banks and the SBA. Pursuant to the Custodian Agreement, the banks and the SBA appointed Israel Discount Bank of New York as the custodian to hold certain notes, security agreements, financing statements, assignments of financing statements, and other instruments and securities as part of the collateral for Elk's indebtedness to the banks and the SBA. The Intercreditor Agreement sets forth the respective rights and priorities of the banks and the SBA with respect to the repayment of indebtedness to the banks and the SBA and as to their respective interests in the collateral. Pursuant to the Intercreditor Agreement, the banks consented to the grant by Elk to the SBA of a security interest in the collateral, which security interest ranks junior in priority to the security interests of the banks.

     Scope of Business Activities -- Elk has not purchased, and does not intend to purchase, commodities or commodity contracts and it has not engaged, nor does it intend to engage, in the business of underwriting the securities of other issuers. In addition, Elk does not intend to purchase any small business except as may be necessary in the event of a foreclosure on the security for a particular loan. Elk does not intend to engage in the purchase or sale of real estate (except to the extent necessary with respect to any defaulted loans, or disposing of assets acquired) or in investments in the securities of other investment companies.

     As described above, Elk has been organized primarily to provide long-term loan funds to Small Business Concerns. While Elk has made, and intends to continue to make loans for financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets, Elk intends to diversify its investments into other businesses to the extent permitted by the 1958 Act and the rules and regulations promulgated thereunder. If the Share Exchange Plan is approved, Ameritrans intends to invest in businesses which would not qualify for investment by Elk under the 1958 Act.

     Although Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns, Elk makes equity investments in Small Business Concerns on a selective basis, and only to a limited extent. Equity securities in Elk's investment portfolio at June 30, 1998 totaled $629,179 or 1.4% of total assets. Elk reserves the right, however, to make additional equity investments if determined by Elk's Board of Directors to be in the best interest of Elk. Unless necessary to protect a prior investment of Elk which is at risk, such equity investments shall not exceed 20% of Elk's total assets. Elk has one (1) wholly-owned subsidiary, EAF Holding Corporation, formed in 1992, the sole activities of which are to own and operate certain real estate assets acquired in satisfaction of loans.

SBIC Benefits

     General. As an SBIC, Elk is eligible to receive certain financing from the SBA on favorable terms, and Elk and its shareholders are entitled to certain tax benefits, both described below. The SBA has a certain amount of discretion in determining the type and amount of financing that will be made available to an SBIC. Therefore, there can be no assurance as to the nature and amount of SBA financing that may actually be obtained by Elk. Furthermore, there are certain restrictions and requirements to which Elk is subject by virtue of its being an SBIC.

     Background. Small Business Investment Companies ("SBICs") were created under the 1958 Act as a vehicle for providing equity capital, long-term loan funds and management assistance to small businesses. In general, the SBA considers a business to be "small," and therefore eligible to receive loans from an SBIC, only if (i) its net worth does not exceed $18,000,000 and if the average of its net annual income after taxes for the preceding two years was not more than $6,000,000 or (ii) it meets the size standard for the industry in which it is primarily engaged, pursuant to SBA regulations. In addition, an SBIC is required to allocate a portion of its portfolio to the financing of concerns that (i) together with their affiliates do not have net worth in excess of $6 million and do not have an average net income after taxes for the preceding two years in excess of $2 million or (ii) meet the size standard for the industry in which they are primarily engaged. SBICs are licensed, regulated and sometimes financed in part by the SBA.

     Benefits. The principal benefits to Elk as a result of its being licensed as an SBIC are as follows:

     The SBA is authorized to guaranty full repayment of all principal and interest on debentures issued by an SBIC that loans funds to, but does not invest in the equity of, small businesses to the extent of 300% of such SBIC's Leverageable Capital, as defined in the applicable SBIC regulations. The term of such debentures is typically 10 years. The SBA will guarantee such debentures only after such an SBIC has demonstrated a need for such debentures as evidenced by the SBIC's investment activity and its lack of sufficient funds available for investments; provided, however, that an SBIC that has invested at least 50% percent of its Leverageable Capital and outstanding leverage shall be presumed to lack sufficient funds available for investment. Generally, such debentures will bear interest at a fixed rate that is based on the rate which is set by the underwriters of the pooled debentures sold through SBIC Funding Corp. After maturity, debentures may be refinanced by the SBA by new debentures with 10 year terms. The aggregate amount of debentures with an interest rate subsidy of an SBIC may not exceed 200% of an SBIC's Leverageable Capital or $35,000,000, whichever is less. An SBIC applying for leverage in excess of $35,000,000 is subject to SBA leverage formulas and limitations applicable to SBICs. The subsidized debentures most recently purchased by the SBA from Elk during September 1993 bear interest at the rate of 3.12% per annum for the first five
(5) years of their terms and 6.12% per annum for the remaining five (5) years of their terms. As described above, subsequent to a change in the law, Elk converted to an SBIC in March 1997. In addition, in March 1997, Elk refinanced $408,000 of maturing debentures plus accrued interest and a user fee, an aggregate of $430,000, at an unsubsidized fixed rate of 7.38% per annum, plus an annual 1% user fee for a 10 year term.

     With respect to debentures guaranteed after July 1, 1991, the SBA's claim against an SBIC is subordinated, in the event of such SBIC's insolvency, only in favor of present and future indebtedness outstanding to lenders and only to the extent that the aggregate amount of such indebtedness does not exceed the lesser of 200% of such SBIC's paid-in capital and paid-in surplus (as adjusted pursuant to SBA regulations), or $10,000,000. However, the SBA may agree to a subordination in favor of one or more loans from certain lenders, in its sole discretion. Pursuant to the SBA Agreement and the Intercreditor Agreement, the SBA agreed to a subordination in favor of Elk's banks; provided, however, that Elk is required to keep its overall debt to certain levels based upon the performance of its portfolio.

Selected Financial Information

     The following financial information has been derived in part from and should be read in conjunction with, Elk's financial statements and the related notes included in the Statement of Additional Information, which has been filed with the SEC and has been distributed to Elk shareholders along with this Proxy Statement/Prospectus.

                Elk Associates Funding Corporation and Subsidiary
          For the Years Ended June 30, 1994, 1995, 1996, 1997 and 1998

                                                    -------------------------------------------------------------------------------
                                                        1994             1995             1996            1997              1998
                                                    -----------      -----------      -----------      -----------      -----------

Investment Income                                   $ 2,824,881      $ 2,629,901      $ 3,084,412      $ 4,023,795      $ 4,606,456
                                                    -----------      -----------      -----------      -----------      -----------

Interest Expense                                      1,136,458        1,002,959        1,105,993        1,582,700        1,840,731

Other Expenses                                          926,798          960,474        1,108,505        1,408,034        1,852,262
                                                    -----------      -----------      -----------      -----------      -----------

Total Expenses                                        2,063,256        1,963,433        2,214,498        2,990,734        3,692,993
                                                    -----------      -----------      -----------      -----------      -----------

Investment Income Before Taxes,
Credit (Provision) for Loan Gains
(Losses) and Gains (Losses) on
Assets Acquired and Income Taxes                        761,625          666,468          869,914        1,033,061          913,463

Credit (Provision) for Loan Gains
(Losses) and Gains (Losses) on
Assets Acquired(1)                                     (473,317)         (13,515)          44,292           (8,923)         (14,649)

Other Income                                               --               --               --             24,885           38,798

(Provision) for Income Taxes (State
and Federal)(2)                                            --               --             (5,945)         (28,676)          (3,271)
                                                    -----------      -----------      -----------      -----------      -----------

Net Income                                          $   288,308      $   652,953      $   908,261      $ 1,020,347      $   934,341
                                                    ===========      ===========      ===========      ===========      ===========

Net Income Per Common Share                         $       .31      $       .66      $       .73      $       .79      $       .62
                                                    ===========      ===========      ===========      ===========      ===========

Common Stock Dividends Paid                         $        --      $        --      $   937,028      $   946,655      $   986,724
                                                    ===========      ===========      ===========      ===========      ===========

Weighted average
Shares of Common Stock
Outstanding                                             943,683          988,953        1,247,120        1,283,600        1,518,969
                                                    ===========      ===========      ===========      ===========      ===========

----------

(1) Reference is made to Elk's Statements of Income for information on annual provisions for loan loss reserves and losses on assets acquired. It should be noted that the provision for loan losses and losses on assets acquired reflects the amounts taken in accordance with generally accepted accounting principles. The actual amount of loans written off or (recoveries) for income tax purposes were $351,454, $78,000, ($24,000), ($24,000) and $222,748 for years ended June
30, 1994, 1995, 1996, 1997, and 1998, respectively. See "LOAN PORTFOLIO; VALUATION -- Collection Experience".

(2) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company and substantially all taxable income was required to be distributed to shareholders. Therefore, only minimal taxes were required to be paid.

Loan Portfolio; Valuation

     The following table sets forth a classification of Elk's outstanding loans as of June 30, 1998:

                                                                                   Maturity                 Balance
                                                 Number          Interest          Date (in               Outstanding
TYPE OF LOAN                                    of Loans           Rate            months)               June 30, 1998
------------                                    --------          ------          ---------              -------------

New York City:

   Taxi medallion                                    99          8.25-12%             1-119               $18,862,618

   Radio car service                                 49             1-15%              1-59                   298,976

Chicago:

   Taxi medallion                                   415          12-16.5%             21-48                13,557,342

Boston:

   Taxi medallion                                    16            10-14%             33-89                   990,086

Miami:

   Taxi medallion                                    30          13-16.5%           112-120                 1,480,459

Other loans:

   Restaurant                                         2            10-12%              1-66                   260,329

   Embroidery manufacturer                            1               12%                59                    96,000

   Retirement home                                    1               15%                84                   300,000

   Theater                                            1               16%                59                   174,452

   Hairdresser                                        2               12%                 7                   122,461

   Car wash                                           1             11.5%                36                   220,292

   Ambulance service                                  1             10.5%                 6                     9,952

   Bagel store                                        1               14%                43                    29,614

   Dry cleaner                                       13          10-14.5%            43-121                 1,382,032

   Laundromat                                        11             9-15%             24-72                 1,751,619

   Grocery/deli                                       3          12.5-13%             31-64                   794,019

                                                                                   Maturity                 Balance
                                                 Number          Interest          Date (in               Outstanding
TYPE OF LOAN                                    of Loans           Rate            months)               June 30, 1998
------------                                    --------          ------          ---------              -------------
   Financial services                                 1               14%                 1                     9,980

   Black car service (real property)                  1               12%                 5                   223,815

   Auto sales                                         4          10.5-13%              1-49                   856,942

   Registered investment advisor                      1               14%                97                   169,012
                                                -------                                                   -----------

Total Loans Receivable                              653                                                   $41,590,000
                                                                                                          ===========

     Loans made by Elk to finance the purchase or continued ownership of taxi medallions, taxicabs and related assets are typically secured by such medallions, taxicabs and related assets. Loans made by Elk to finance the acquisition and/or operation of retail or manufacturing businesses are typically secured by real estate and other assets. In the case of loans to corporate owners, the loans are almost always personally guaranteed by the shareholders of the borrower. Elk generally obtains first mortgages, but occasionally has participated in certain financings where it has obtained a second mortgage on collateral. Elk has obtained a relatively higher rate of interest in connection with these subordinated financings. Elk has not committed more than 5% of its assets to any one business concern in Elk's portfolio. The interest rate charged by Elk on its currently outstanding loans ranges from 8.25% to 16.5% per annum. As of June, 1998, the average annual weighted rate per loan was approximately 11.2%. The average term of Elk's currently outstanding loans is approximately 48 months.

     Valuation -- As an SBIC, Elk is required by applicable SBA regulations to submit to the SBA semi-annual valuations of its investment portfolio, as determined by its Board of Directors, which considers numerous factors including but not limited to the financial strength of its borrowers to determine "good" or "bad" status, and fluctuations in interest rates to determine marketability of loans. Reference is made to Footnotes 1, 2, and 3 of Notes to Financial Statements for the year ended June 30, 1998, for a discussion of Elk's method of valuation of its current portfolio of loans. In the event Elk invests in the future in securities for which price quotations are readily available, Elk will value such investments at their fair market value, based on such quoted prices. With respect to securities for which price quotations are not readily available, such securities will be valued at fair market value as determined by the Board of Directors.

     Collection Experience -- Elk has historically had a greater success with taxi medallion financings than financings made in the radio car service business or in its diversified (non-taxi) loan portfolio. Substantially all of Elk's provisions for loan losses and losses on assets acquired that occurred during the period of 1991 through 1994 were related to business loans secured by real estate and radio car loans. In addition, during the period 1991 through 1995, Elk had difficulty selling off real estate acquired on defaulted loans as a result of a depressed real estate market. To its knowledge, Elk has never had a loss of principal in any taxi medallion loan during Elk's 18 years of operation.

The New York City Taxi Medallion Industry and Market

     As presently provided by law, the number of medallions for New York City taxicabs that may be issued by New York City is limited to 12,187. There are two types of medallions: (1) corporate and (2) individual owner-driver. Of the total supply of 12,187 medallions, 7,058 are corporate medallions and 5,129 are for individually owned cabs. A corporate medallion is issued with respect to a cab owned by a corporation with a minimum of two (2) cabs and two (2) corporate medallions (i.e., one (1) corporate medallion per cab). An individual owner-driver may not own more than one (1) cab and one (1) medallion. Corporate medallions are used by large fleet concerns with many taxicabs and many drivers or by small corporations owning two (2) medallions and two (2) taxicabs driven by two (2) owner-drivers (the so-called "minifleet").

     Until August 1995, only 11,787 medallions were permitted to be issued. On August 8, 1995, a bill permitting the City of New York to issue up to 400 additional taxi medallions over a three-year period was signed by the Governor of the State of New York and approved by the New York City Council. The New York City Taxi and Limousine Commission (the "TLC") conducted the sale of 133 medallions in May 1996, 133 medallions in October 1996, and 134 medallions on October 1, 1997. Of these new medallions, 160 were sold to individuals and the balance to minifleets in lots of two.

     At the present time, most medallion sales are handled through brokers. As a result, an active marketplace has developed for the purchase and resale of medallions. The price of a medallion varies with supply and demand. Elk's most recent experience, in August, 1998, was that individually owned medallions currently sold for approximately $220,000 and corporate medallions sold for approximately $275,000 each. In addition, a 5% New York city transfer tax and various brokerage commissions are additional expenses incurred in the acquisition and sale of a medallion.

     Based upon statistics obtained from the TLC, from 1989 through 1998, the number of issued corporate medallions that were sold by the holders thereof varied each year from approximately 245 to 440, which suggests that there were a maximum of between 122 and 220 minifleet corporations in need of financing each year (taking into consideration the fact that each taxicab minifleet needs at least two (2) medallions), while the number of individual owner medallions sold each year varied from 250 to 415. Assuming that a typical minifleet financing for purchases of medallions might involve a sum of approximately $400,000, the dollar volume of New York City minifleet financings might range from $49 million up to $88 million a year. Assuming that a typical individual medallion financing for a purchase of a medallion involves a sum of approximately $180,000, the dollar volume of New York City individual medallion financing might range from $45 million up to $75 million a year.

     In addition to purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing minifleet or individual medallions. Management estimates this market to exceed that of the market for financing transfers or in excess of $100,000,000 per year.

     A prospective medallion owner must meet the requirements of the TLC, which approves all sales and transfers. In general, the requirements are that the prospective owner have no criminal record, that the purchase funds be derived from legitimate sources, and that the taxi vehicle and meter meet specifications set by the TLC. Also required is a clearance from prior insurers of the seller in the form of letters stating that there are no outstanding claims for personal injuries in excess of insurance coverage.

Marketing Strategy for Medallion Financing

     Medallion transfers in the New York City market are usually handled through medallion brokers who have frequent contact with taxicab owners and drivers. Medallion brokers locate buyers for sellers of medallions and sellers for buyers of medallions, and then typically employ a financing broker to arrange for the financing of the medallion purchases. In many cases the medallion broker and the financing broker may be the same party or related parties. Presently, to the knowledge of Elk, there are approximately 35 medallion and financing brokers in New York City. Medallion brokers customarily receive a brokerage fee of approximately $3,000 to $5,000 per medallion transfer, the cost of which fee is typically split between the buyer and seller. The financing broker, who assists in securing any needed financing for the buyer, generally receives a commission of from 1% to 4% from the borrower on the entire financed portion of the transaction.

     Elk has in the past received a significant number of referrals from certain medallion brokers in New York. Elk also receives referrals from financing brokers and its current borrowers. In addition, Elk occasionally places advertisements in local industry newspapers and magazines. Elk also uses brokers, advertising and referrals in connection with its taxicab lending business in the Chicago, Boston, and Miami markets.

     Elk does not plan to make any significant increases in the amount of its radio car loans in the future.

Competition

     Banks, credit unions, and other finance companies, some of which are SSBICs and SBICs, compete with Elk in the origination of medallion loans and commercial installment loans. Finance subsidiaries of equipment manufacturers also compete with Elk. Many of these competitors have greater resources than Elk and certain competitors are subject to less restrictive regulations than Elk. As a result, Elk expects to continue to encounter substantial competition from such lenders, many of which are well-established. Therefore, there can be no assurance that Elk will be able to identify and complete financing transactions that will permit it to compete successfully.

Investment Policies

     The investment policies set forth herein constitute fundamental policies of Elk pursuant to the 1940 Act, which may be changed only by the vote of the lesser of (i) a majority of its outstanding Common Stock, or (ii) 67% of the number of shares of Common Stock present in person or by proxy at a duly held shareholder meeting at which at least 50% of the outstanding shares of Common Stock are present.

     (a) Issuance of Senior Securities. Elk may issue preferred stock and subordinated debentures to the SBA in the maximum amounts permissible under the 1958 Act and the applicable regulations.

     (b) Borrowing of Money. Elk has the power to borrow funds from banks, trust companies, other financial institutions, the SBA or any successor agency and/or other private or governmental sources, if determined by Elk's Board of Directors to be in its best interests.

     (c) Underwriting. Elk has not engaged, and does not intend to engage, in the business of underwriting the securities of other issuers.

     (d) Concentration of Investments. Elk may not concentrate 25% or more of its total assets in securities of issuers in any industry group except the taxicab industry. Elk will make at least 25% of its investments for financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets. The balance of its investments includes, and Elk intends to continue to finance, the acquisition and/or operation of other small businesses.

     (e) Real Estate. Elk has not engaged, and does not intend to engage, in the purchase and sale of real estate. However, Elk may elect to purchase and sell real estate in order to protect any of its prior investments which it considers at risk.

     (f) Commodities Contracts. Elk has not engaged, and does not intend to engage, in the purchase and sale of commodities or commodities contracts.

     (g) Loans. Elk has made, and will continue to make, loans to Small Business Concerns in accordance with the provisions of the 1958 Act and the regulations issued by the SBA thereunder.

     (h) Writing Options. Elk has not engaged, and does not intend to engage, in the writing of options.

     (i) Short Sales. Elk has not engaged, and does not intend to engage, in short sales of securities.

     (j) Purchasing Securities on Margin. Elk has not engaged, and does not intend to engage, in the purchase of securities on margin.

     (k) Futures Contracts. Elk has not engaged, and does not intend to engage, in the purchase or sale of futures contracts.

     (l) Restricted Securities. Elk may invest up to 100% of its assets in restricted securities.

     (m) Types of Investments. Although Elk was organized primarily to provide long term loan funds to Small Business Concerns, Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns. Accordingly, Elk may make equity investments in Small Business Concerns if determined by its Board of Directors to be in the best interests of Elk. Further, except as otherwise provided by applicable regulations, there shall be no limitation on the amount of equity investments Elk may make.

     (n) Maximum Investment. Elk will not lend or otherwise invest more than the lesser of (i) 10% of its total assets or (ii) 30% of its paid-in capital attributable to its Common Stock with respect to any one Small Business Concern.

     (o) Percentage of Voting Securities. The percentage of voting securities of any one Small Business Concern which Elk may acquire may not exceed 49% of the outstanding voting equities of such Small Business Concern.

     (p) Management Control. Elk does not intend to invest in any company for the purpose of exercising control of management. However, Elk may elect to acquire control in order to protect any of its prior investments which it considers at risk.

     (q) Investment Companies. Elk has not invested, and does not intend to invest, in the securities of other investment companies.

     (r) Portfolio Turnover. Elk intends to make changes in its portfolio when, in the judgment of its Board of Directors, such changes will be in the best interest of Elk's stockholders in light of the then existing business and financial conditions. Elk does not anticipate that its loan portfolio will realize an annual turnover in excess of 50%, although there can be no assurance with respect thereto.

The Small Business Investment Act of 1958

     As the holder of a license from the SBA to operate as an SBIC, Elk qualifies for certain financing from the SBA on favorable terms as described above under the heading "Certain Financial Information," but is subject to certain restrictions and requirements under the 1958 Act and regulations promulgated by the SBA under such act (the "SBA Regulations"). These restrictions and requirements include, but are not limited to, the following:

          (i) The interest rate charged by an SBIC on loans to small businesses may not exceed the higher of either an SBIC's certified weighted average cost of qualified borrowings, computed in accordance with SBA Regulations, or the current debenture rate, plus, in either case, seven (7) percentage points, rounded off to the next lower eighth of one percent; provided, however, that if the current debenture rate is 8% per annum or lower, an SBIC is permitted to charge up to 15%.

          (ii) The aggregate commitments by an SBIC to any single small business enterprise may not exceed 30% of the aggregate paid-in capital and paid-in surplus of the SBIC.

          (iii) Management and advisory services must be performed by an SBIC in accordance with a written contract and certain record-keeping requirements must be satisfied.

          (iv) The term of SBIC  loans to small  businesses  may not  exceed  20 years.

          (v) Prior written consent of the SBA is required in the event of any proposed transfer of control of an SBIC and any proposed transfer of 10% or more of any class of an SBIC's stock ownership by any person or group of persons acting in concert owning 10% or more of any class of an SBIC's stock.

          (vi) Limitations are imposed on the ability of the officers, directors, managers or 10% stockholders of an SBIC to become an officer, director, manager or 10% stockholder of another SBIC.

          (vii) Prior written consent of the SBA is required in the event of a merger, consolidation or reorganization of an SBIC.

          (viii) SBIC funds in excess of $2,000 not invested or loaned to small businesses and not applied to the conduct of its operations are required to be deposited in, or invested in time deposits of, federally-insured banks.

          (ix) Corporate SBICs issuing debentures after April 25, 1994 are required to amend their articles of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designee as receiver of the SBIC for the purpose of continuing to operate the company upon the occurrence of certain events of default. The regulations divide the events of default into three categories.

     The first category consists of three events that automatically accelerate all outstanding debentures without notice or demand to the SBIC, and allow the SBA to apply for receivership of the SBIC without the SBIC's objection. The events are insolvency, a voluntary assignment for the benefit of creditors, and the filing of a voluntary or involuntary petition for relief under the Bankruptcy Code.

     Under the second category, upon written notice, the SBA may demand immediate repayment or redemption of all outstanding debentures or take any other action permitted under the 1958 Act, specifically including institution of proceedings for the appointment of the SBA or its designees as a receiver of the SBIC. Nine (9) violations are included in this category, and no opportunities to cure the default are afforded the SBIC. This category of violations includes: fraud; fraudulent transfers; willful conflicts of interest; willful non-compliance of one or more of the substantive provisions of the 1958 Act or of a substantive regulation; repeated events of default; transfer of control; non-cooperation with remedial steps that the SBA may prescribe; non-notification of events of default; and non-notification of events of default to others. For the first six (6) violations listed above the SBIC will have consented to the SBA's right to require the SBIC to replace officers or directors, with persons approved by the SBA, and to the SBA's appointment as receiver for the purpose of continuing operations.

     Under the third  category,  which  includes  nine (9)  violations,  the SBA affords the SBIC the  opportunity to cure its  violations.  If the SBIC fails to cure to the SBA's satisfaction, the SBA may declare the SBIC's entire indebtedness evidenced by the debentures to be immediately due and payable. The violations in this category include: excessive compensation; improper distributions; failure to make a timely payment of an SBA obligation; failure to maintain minimum regulatory capital; capital impairment; failure to pay any amount when due on any obligation greater than $100,000; nonperformance or violation of the terms and conditions of any note, debenture, or other obligation of the SBIC issued to, held or guaranteed by the SBA, or of any agreement with, or conditions imposed by, the SBA; failure to comply with one or more of the substantive provisions of the 1958 Act or regulations thereunder; and failure to maintain certain investment ratios for leverage in excess of 300% of Leverageable Capital, as defined in the 1958 Act. For the first three violations listed above, if an SBIC fails to cure such violations the SBA can require the removal of officers and directors and/or the appointment of its designee as receiver of the SBIC.

     In addition, if an SBIC repeatedly fails to comply with one or more "non-substantive" provisions of the 1958 Act or the regulations thereunder, the SBA, after written notification and until such condition is cured, may deny additional leverage to such SBIC and/or require such SBIC to take such actions as the SBA may determine to be appropriate under the circumstances. If the SBA requires the licensee to bring itself into full compliance and it fails to do so, the SBA may accelerate its leverage and take other remedies, including a receivership.

          (x) As with debentures, corporate SBICs issuing preferred stock after April 25, 1994 are required to amend their articles of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designees as receiver of the SBIC for the purpose of continuing to operate the SBIC upon the occurrence of certain events of default. The regulations divide the events of default into four (4) categories.

     The first category consists of six (6) events, the occurrence of any of which will permit SBA, upon notice to the SBIC, to require the SBIC to replace, with individuals approved by the SBA, one or more of its officers and/or directors. In addition, the SBA can apply for the institution of an operating receivership, with the SBA or its designee as receiver. The events are: equitable or legal insolvency, or a capital impairment percentage of 100% or more and such capital impairment is not cured within the time limits set by the SBA in writing; a voluntary assignment for the benefit of creditors; the filing of a voluntary or involuntary petition for relief under the bankruptcy code; transfer of control; fraud; and fraudulent transfers.

     The second category consists of willful conflicts of interest; willful or repeated non-compliance with one or more of the substantive provisions of the 1958 Act or any substantive regulation promulgated thereunder; and failure to comply with a restriction imposed on the SBIC pursuant to the third category. Upon the occurrence of any such event, and only if the SBIC fails to remove the person(s) the SBA identifies as responsible for such occurrence and/or cure such occurrence to the SBA's satisfaction within a time period determined by the SBA, upon written notice, the SBA may replace one or more of the SBIC's officers and/or directors or obtain the appointment of the SBA or its designee as receiver of the SBIC.

     The third category lists eleven (11) events, the occurrence of any of which will allow the SBA, on written notice to the SBIC, to prohibit the SBIC from making any additional investments except for investments pursuant to legally binding commitments entered into by the SBIC prior to such notice and, subject to the SBA's prior written approval, investments that are necessary to protect the SBIC's investment; to prohibit distributions by the SBIC to any party other than the SBA, its agent or trustee, until all leverage is redeemed and amounts due are paid; to require all commitments to the SBIC to be funded at the earliest time(s) permitted in accordance with the SBIC's articles of organization; and to review and re-determine the SBIC's approved management compensation. This category of events includes the occurrence of any event listed in the first two categories; the SBIC's failure to maintain its minimum regulatory capital; capital or liquidity impairment and failure to cure the impairment within time limits set by SBA in writing; improper distributions; excessive compensation; failure to pay any amounts due under preferred securities, unless otherwise permitted by the SBA; noncompliance with one or more of the substantive provisions of the 1958 Act, or any substantive regulation promulgated thereunder; failure to maintain diversity between management and ownership, if applicable to such SBIC; failure to maintain investment ratios for leverage in excess of 300% of Leverageable Capital or preferred securities in excess of 100% of Leverageable Capital, if applicable to such SBIC, as of the end of each fiscal year; nonperformance of one or more of the terms and conditions of any preferred security or of any agreement with or conditions imposed by SBA in its administration of the 1958 Act and the regulations promulgated thereunder; and failure to take appropriate steps to
accomplish   such   actions  as  the  SBA  may  have   required   for   repeated
non-substantive violations of the 1958 Act or the regulations promulgated thereunder.

     Under the fourth category if an SBIC repeatedly fails to comply with any one or more of the non-substantive provisions of the 1958 Act or any non-substantive regulation promulgated thereunder, the SBA, after written notification to the SBIC and until such condition is cured to the SBA's satisfaction, can deny additional leverage to such SBIC and/or require such SBIC to take such actions as the SBA may determine to be appropriate under the circumstances.

     (xi) An SBIC may not control (as such term is defined under applicable SBA Regulations) its investee companies except to the extent temporarily required to protect its investment. Additionally, SBA Regulations require SBICs to conduct active operations. An SBIC is inactive and thus violates SBA Regulations if at the close of any fiscal year it has more than 25% of its assets in idle funds and if it has failed to provide financing aggregating 25% of the average amount of its idle funds during the past eighteen months. The SBA requires the SBIC to submit written justification of such inactivity.

          (xii) As part of the regulatory framework, SBICs are subject to examinations by SBA agents at least bi-annually and are required to pay examination fees and maintain certain records, files, internal control programs and reports. Moreover, the SBA is authorized to suspend an SBIC's license, issue cease and desist orders, remove officers and directors of an SBIC, subpoena witnesses and records, apply for injunctions to the appropriate district court, and apply for further acts of enforcement to the appropriate U.S. Circuit Court of Appeals.

     The foregoing summary of certain requirements under the 1958 Act and regulations thereunder does not purport to be complete and investors are urged to consult the 1958 Act and regulations thereunder for more detailed information. See below under the heading "Tax Considerations" for a discussion of the taxation of SBICs.

The Investment Company Act of 1940

     Elk registered as an investment company under the 1940 Act on July 8, 1983. Prior to such date, Elk was exempt from regulation under the 1940 Act. The 1940 Act imposes various substantive requirements upon registered investment companies, and compliance with these requirements can in many cases be time consuming, burdensome and expensive. These requirements include, but are not limited to, the following:

          (i) The Board of Directors of Elk must be composed of at least 40% of persons who are not "interested persons" as that term is defined in the 1940 Act (e.g., persons who are not affiliates, counsel, accountants, investment advisors of or to Elk).

          (ii) Any arrangement which provides for joint participation by Elk and any affiliate (as that term is defined in the 1940 Act) of Elk in any transaction, and Company loans to, purchases from, or sales to, any such affiliate must be approved in advance by the Commission.

          (iii) Any management advisory contract between Elk and an investment adviser must be (a) in writing, (b) initially approved by shareholders holding a "majority of the outstanding voting stock" (as defined in the 1940 Act) of Elk and annually thereafter by either Elk's Board of Directors or a majority of its outstanding voting stock, (c) non-assignable by the adviser, and (d) terminable by the directors or a majority of the voting shareholders upon 60 days' notice.

          (iv) Elk is required to prepare and file various annual and periodic reports and proxy materials with the Commission.

          (v) Elk's fundamental investment policies may not be changed without the approval of a "majority of the outstanding voting stock" (as defined in the 1940 Act). See "Investment Policies."

          (vi) Elk is required to comply with special journal and ledger accounting rules and record-keeping requirements relating to all business transactions, and will be subject to inspections by representatives of the Commission without warning.

          (vii) Elk may not (i) issue more than one (1) class of stock senior to the Common Stock or (ii) issue warrants or rights unless they expire in 120 days or less and are issued ratably to all members of a class of voting securities.

          (viii) Elk must adopt a Code of Ethics which is designed to prevent insiders from competing with Elk for investments. The Code of Ethics must require that Elk maintain records of all security transactions of directors, officers and employees with information relating to Elk's investments. See "Management -- Conflicts of Interest Policies."

          (ix) Holders of 10% or more of any class of Elk's voting securities and its directors and officers are subject to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, for purchases and sales of securities of Elk within a six-month period of each other.

          (x) Elk may not issue any of its securities for services or property other than cash (except as a dividend or distribution to its shareholders or in connection with a reorganization).

          (xi) Elk may not sell any of its Common Stock for less than the current net asset value of such stock except (a) with the consent of a majority of the holders of its Common Stock, (b) in connection with an offering to all holders of the Common Stock, (c) upon the exercise of an outstanding warrant or (d) upon the conversion of a convertible security in accordance with its terms.

     The foregoing summary of certain requirements of the 1940 Act does not purport to be complete, and investors are urged to consult the 1940 Act for more detailed information.

Election to Become a BDC

     Elk elected to become a BDC effective September 28, 1998. Ameritrans has also elected to be treated as a BDC, which also subjects each company to continuing regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that a company may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless so authorized by the vote of a "majority of the company's outstanding voting securities," as defined under the 1940 Act.

     A BDC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock (collectively, "senior securities," as defined under the 1940 Act) senior to the shares of its common stock if the company's asset coverage of such indebtedness and all senior securities is at least 200% immediately after each such issuance. Subordinated debentures and preferred stock guaranteed by or issued to the SBA, are not subject to this asset coverage test. In addition, while senior securities are outstanding, provision must be made to prohibit the declaration of any dividend or other distribution to stockholders (except stock dividends) or the repurchase of such securities or shares unless the BDC meets the applicable asset coverage ratios at the time of the declaration of the dividend or distribution or repurchase. The Exemptive Order grants, among other things, certain relief from the asset coverage ratios applicable to BDCs.

     Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, certain Qualifying

Assets represent at least 70% of the value of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of Ameritrans are the following:

     (1) Securities purchased in transactions not involving a public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

          (a) is organized under the laws of, and has its principal place of business in, the United States;

          (b) is not an investment company other than an SBIC or SSBIC wholly-owned by the business development company; and

          (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

     (2) Securities of any eligible portfolio company which is controlled by the business development company.

     (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants, or rights relating to such securities.

     (4)  Cash,  cash  items,  government  securities,   or  high  quality  debt
          securities maturing in one year or less from the time of investment.

     In addition, a BDC must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. In order to count securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available the required managerial assistance. In addition, at least 50% of the members of a BDC's Board of Directors must be persons who are "disinterested" as that term is defined in the 1940 Act.

Security Ownership of Principal Stockholders and Management

     The following table sets forth certain information as to those persons who, to the knowledge of Elk, owned 5% or more of the outstanding Common Stock of Elk as of June 30, 1998, and as to the officers and directors of Elk as a group:

                            Number of Shares of    Percentage of outstanding Elk
Name                        Common Stock Owned          Common Stock owned
----                        ------------------          ------------------

*Gary C. Granoff            320,708(1)                        18.4%

*Ellen M. Walker             37,374(2)                         2.1%

*Lee A. Forlenza             30,435                            1.7%

                            Number of Shares of    Percentage of outstanding Elk
Name                        Common Stock Owned          Common Stock owned
----                        ------------------          ------------------

*Margaret Chance                  3,400(3)                       .2%(5)

*Silvia Mullens                      --                        None

Marvin Sabesan                   78,861(4)                      4.5%

Steven Etra                     115,516(6)                      6.6%

Paul Creditor                     2,000                          .1%(5)

Allen Kaplan                      5,000                          .3%(5)

Dan M. Granoff                  145,979(7)                      8.4%

Alexander Nash                   96,600(8)                      5.5%

John L. Acierno                      --                        None

Paul D. Granoff                 143,179(9)                      8.2%
                                -------                        ----

Officers, Directors and 5%      979,052                        56.0%
stockholders as a group
(13 persons)

----------

* Gary C. Granoff, Ellen Walker, Lee A. Forlenza, Margaret Chance and Silvia Mullens are each "interested persons" with respect to Elk, as such term is defined in the 1940 Act.

(1) Excludes 24,933 shares owned directly or indirectly by Mr. Granoff's wife, as to which he disclaims beneficial ownership. Also excludes 10,500 shares owned by one of Mr. Granoff's sons, as to which shares he does not exercise any control and disclaims beneficial ownership. Includes 10,900 shares owned by The Granoff Family Foundation, a charitable foundation of which Mr. Granoff and his father, mother, and brother, Dan M. Granoff, are trustees. Also includes 35,321 shares held by Mr. Granoff as trustee for his children and other family members. Also includes 261 shares held by GCG Associates Inc., a corporation owned by Mr. Granoff. Also includes 76,084 shares owned by DAPARY Management Corp., a corporation controlled by Mr. Granoff.

(2) Includes 200 shares held by Ms. Walker as custodian for her son. Includes 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims benefical ownership. Mr. Granoff retains a reversionary interest in 21,000 of such shares.

(3)  Includes 200 shares held by Ms. Chance as custodian for her daughter.

(4) Includes 21,387 shares held by Mr. Sabesan and his wife as joint tenants and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership of the 28,551 shares held by his wife.

(5)  Less than 1%.

(6) Includes 29,022 shares held by Mr. Etra and his wife as joint tenants, 27,000 shares held by his wife and 1,500 shares held by Mr. Etra's son. Also includes 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra. Also includes 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which pension plan Mr. Etra is a trustee.

(7) Excludes 10,900 shares owned by a charitable foundation, of which N. Henry Granoff, his wife, Jeannette Granoff, Gary C. Granoff and Dan M. Granoff are the trustees. Includes 2,800 shares held in an IRA rollover account for the benefit of Dr. Granoff.

(8) Includes 6,500 shares held by Dr. Nash as custodian for his daughter. Also includes 52,900 shares held by his wife, as to which shares Dr. Nash disclaims beneficial ownership.

(9) Includes 40,049 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd., of which Dr. Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Granoff's wife, of which shares he disclaims beneficial ownership.

     Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power, and are both the owners of record and the beneficial owners, with respect to their respective shares.

     All of the persons listed above, for as long as they continue to hold 5% percent or more of Elk's outstanding Common Stock, will be deemed "affiliated persons" of Elk, as such term is defined in the 1940 Act.

Management

Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of Elk:

Name                          Address                              Position
----                          -------                              --------
Gary C. Granoff(1)(2)         c/o Elk Associates                   President and Chairman of
                              Funding Corporation                  Board of Directors
                              747 Third Avenue
                              New York, New York

Ellen M. Walker(1)(2)         c/o Elk Associates                   Vice President, General
                              Funding Corporation                  Counsel and Director
                              747 Third Avenue
                              New York, New York

Lee A. Forlenza(1)(2)         c/o Elk Associates                   Vice President and
                              Funding Corporation                  Director
                              747 Third Avenue
                              New York, New York

Margaret Chance(2)            c/o Elk Associates                   Secretary
                              Funding Corporation
                              747 Third Avenue
                              New York, New York

Name                          Address                              Position
----                          -------                              --------
Silvia Mullens(2)             c/o Elk Associates                   Vice President
                              Funding Corporation
                              747 Third Avenue
                              New York, New York

Marvin Sabesan                c/o Pearl River Textiles, Inc.       Director
                              990 Sixth Avenue
                              New York, New York

Steven Etra                   55-25 58th Street                    Director
                              Maspeth, New York

Paul Creditor                 747 Third Avenue, Ste. 4C            Director
                              New York, New York

Allen Kaplan                  c/o Team Systems                     Director
                              30-17 40th Avenue
                              Long Island City, New York

John L. Acierno               c/o Executive Charge, Inc.           Director
                              1440 39th Street
                              Brooklyn, New York


----------

(1) Ellen M. Walker, Gary C. Granoff and Lee A. Forlenza are officers and shareholders in the law firm of Granoff, Walker & Forlenza, P.C. and in Gemini Capital Corporation.

(2) Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Margaret Chance and Silvia Mullens are each "interested persons" with respect to Elk, as such term is defined in the 1940 Act.

     Gary C. Granoff, age 50, has been President and a director of the Company since its formation in July 1979 and Chairman of the Board of Directors since December 1995. Mr. Granoff has been a practicing attorney for the past twenty-five years and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the sole stockholder of GCG Associates, Inc. ("GCG"), the Company's former investment adviser. He has served as President and the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff has also been President and a director since June 1996 of Gemini Capital Corporation ("Gemini"), a company primarily engaged in the business of making consumer loans. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee on the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting, and a Juris Doctor degree with honors, both of which degrees were obtained at The George Washington University.

     Ellen M. Walker, age 42, has been a Vice President and General Counsel of the Company since July 1983 and a director of the Company from July 1983 to August 1994. She again became a director of the Company in 1995. Ms. Walker has been a practicing attorney for more than seventeen years and she is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Since August 1983 Ms. Walker has been Vice President of

GCG. Ms. Walker has been a director, Vice President and General Counsel of Gemini since June 1996. Ms. Walker received a Bachelor of Arts degree from Queens College and obtained her Juris Doctor degree with honors from Brooklyn Law School.

     Lee A. Forlenza, age 40, has been a Vice President of the Company since March 1992. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Since March 1992 Mr. Forlenza has been an investment analyst for GCG. Mr. Forlenza has also been Vice President, Secretary and a director of Gemini since June 1996. Mr. Forlenza was Vice President of True Type Printing, Inc. from 1976-1995 and President since May 1995. From 1983 through 1986 Mr. Forlenza was an attorney with the SBA. Mr. Forlenza graduated Phi Beta Kappa from New York University and obtained his Juris Doctor degree from Fordham University School of Law.

     Silvia Mullens, age 45, has been the Loan Administrator of the Company since February 1994. She was elected a Vice President of the Company in 1996. Prior to joining the Company, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. Mullens received a B.A. from Fordham University and an M.B.A. from The Leonard Stern School of Business Administration of New York University.

     Margaret Chance, age 42, has been Secretary of the Company and involved in loan administration since November 1980. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG Associates Inc., since January 1982. Ms. Chance holds a paralegal certificate.

     Marvin Sabesan, age 69, has been a director of the Company since July 1982. Mr. Sabesan has been employed by Pearl River Textiles, Inc. as an executive since 1990. He was an Executive Vice President of N.O.L. Inc., a lingerie company, from 1988 to 1990. Mr. Sabesan was an Executive Vice President of A.J. Schneierson & Son, a clothing manufacturer from 1971 to 1987.

     Steven Etra, age 49, has been Sales Manager since 1975 of Manufacturers Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Gemini since June 1996. Mr. Etra has extensive business experience in investing in emerging companies.

     Paul Creditor, age 61, has been a practicing attorney since 1961, engaging in the general practice of law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York. He also served as counsel to the New York State Constitutional Convention and various State Agencies and Commissions.

     Allen Kaplan, age 47, is Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City Medallion taxicabs. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

     John L. Acierno, age 39, has served as president of Executive Charge Inc. and its affiliated companies for the last ten years. During that time, Executive Charge Inc. has become the largest executive sedan operation in the United States with over 1,100 vehicles servicing the greater New York Metropolitan area. His background includes practicing law as a labor attorney for Proskauer Rose and serving as counsel for R.H. Macy & Co. Mr. Acierno was founder and immediate past president for the last six years of the Black Car Assistance Corporation, the organization which serves as the New York black car industry association. He was named International Taxicab and Limousine Association Premium Service Operator of the Year for 1996. Mr. Acierno graduated Phi Beta Kappa from Tufts University, and Cum Laude from Cornell Law School.

     Elk's directors are actively involved in the oversight of its affairs, including financial and operational issues, credit and loan policies, asset valuation, and strategic direction.

Committees of the Board

     Elk  has  a  standing  Audit  Committee  and  a  standing  Holding  Company
Committee.

     The Audit Committee is comprised of Paul Creditor, John Acierno and Gary Granoff. The function of the Audit Committee is to review the internal accounting control procedures of the Company, review the consolidated financial statements of the Company and review with the independent public accountants the results of their audit.

     The Holding Company Committee consists of Steven Etra and Lee Forlenza. The purpose of the Holding Company Committee is to oversee the formation and capitalization of, and the transactions with, Ameritrans.

Executive Compensation

     The following table sets forth all remuneration for services rendered to Elk during the periods indicated to (i) each of the executive officers and (ii) all executive officers as a group.

     The following individuals were paid the cash compensation set forth opposite their names for the period July 1, 1997, through June 30, 1998:

    Name of Individual
       or Number of             Capacities in
     Persons in Group            Which Served       Cash Compensation(1)
     ----------------            ------------       --------------------
Gary C. Granoff              President              $215,712 plus simplified employee pension
                                                    plan ("SEP") contributions of $24,000 and
                                                    $20,000 of reimbursable expenses.

Ellen M. Walker              Vice President         $103,917 plus $15,588 in SEP contributions.
                             Counsel

Lee A. Forlenza              Vice President         $45,673 plus $6,851 in SEP contributions.

Silvia Mullens               Vice President         $59,063 plus $8,859 in SEP contributions.

Margaret Chance              Secretary              $53,160 plus $7,974 in SEP contributions.

All executive officers                              $560,797
as a group (5 persons)

----------

(1) Officers' salaries constitute a major portion of Elk's total "management fee compensation," which must be approved by the SBA. The SBA has approved total officer and employee compensation of $648,000 for Elk. This amount includes officers' salaries, other salaries and employee benefits.

     The Company is currently paying the foregoing individuals compensation at the same rate as was paid during the fiscal year ended June 30, 1998. The Board of Directors may increase such compensation and/or award bonuses for the 1998 fiscal year during the current fiscal year, but has not done so to date.

     Elk has a policy of paying its directors who are not employees fees of $750 for each meeting attended. Commencing July 1, 1996, Elk paid each non-affiliated director a minimum fee of $2,000 per year in addition to the fees paid for each meeting attended. For the years ended June 30, 1997, and June 30, 1998, respectively, fees and expenses paid to non-affiliated directors were approximately $27,500 and $52,050, respectively, in the aggregate. For the year ended June 30, 1998, the members of the Holding Company Committee were paid an aggregate of $8,000 for work performed in connection with the proposed Share Exchange.

Stock Option Plan

     Elk's Board of Directors, including a majority of the non-interested directors, has adopted, subject to shareholder approval, an employees stock option plan (the "1998 Employee Plan") in order to link the personal interests of key employees to the long-term financial success of Elk and the growth of shareholder value. The 1998 Plan will be submitted for approval of stockholders at the Annual Meeting of Shareholders scheduled for September 28, 1998. The 1998 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 125,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of Elk. By adopting the 1998 Employee Plan, the Board believes that Elk will be better able to attract, motivate and retain as employees people upon whose judgment and special skills the success of Elk in large measure depends. As of the date of this Proxy Statement/Prospectus, no options to purchase shares of Common Stock have been granted under the 1998 Employee Plan. Accordingly, 125,000 shares of Common Stock were available for future awards under the 1998 Employee Plan.

     The 1998 Employee Plan will be administered by the 1998 Employee Plan Committee of the Board of Directors, which will be comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") (the "Committee")). The Committee can make such rules and regulations and establish such procedures for the administration of the 1998 Employee Plan as it deems appropriate.

     The exercise price of an incentive stock option must be at the fair market value of Elk's Common Stock on the date of grant (110% of the fair market value for shareholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of Elk or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

     No option may have a term of more than ten years (five years for 10% or greater shareholders). Options generally may be exercised only if the option holder remains continuously associated with Elk or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

     The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and Elk will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and Elk will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

     Elk's Board of Directors has adopted subject to shareholder approval, a stock option plan for non-employee directors (the "Director Plan") in order to link the personal interests of such non-employee directors to the long-term financial success of Elk and the growth of shareholder value. The Director Plan will be submitted for approval of stockholders at the Annual Meeting of Shareholders scheduled for September 28, 1998. Elk will also submit an application for an exemptive order relating to this plan to the Commission if it is approved by the stockholders. The Director Plan provides for the automatic grant of options to directors of Elk who are not employees, officers or interested persons of Elk (an "Eligible Director"). By adopting the Director Plan, the Board believes that Elk will be better able to attract, motivate and retain as directors people upon whose judgment and special skills the success of Elk in large measure depends. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan will not occur until after the date of the approval (the "Approval Date") of the Director Plan by the Commission. There can be no assurance that the Commission will approve the Director Plan.

     The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares.

     The Director Plan provides that an Eligible Director serving on Elk's Board of Directors who has served as a director for at least one year prior to the Approval Date will automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the Approval Date. With respect to any Eligible Director who is elected or reelected as a director of Elk after the Approval Date such elected director will automatically receive on the date such director has served as a director of Elk for one year of such election or reelection an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the date of the first anniversary such director became a director of Elk.

     The Director Plan will be administered by a committee of directors who are not eligible to participate in the Directors Plan (the "Committee"). Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

     The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and Elk will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

     If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

     Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

     The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the shareholders of Elk.

     The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities.

     The descriptions of the 1998 Employee Plan and the Director Plan set forth herein are qualified in their entirety by reference to the text of the plans.

Certain Transactions

     Prior to January 1, 1996, Elk paid an annual legal retainer fee for the purposes of providing loan closing services to a firm, certain of whose officers are officers and directors of Elk. Effective January 1, 1996, the legal fee retainer being paid to such law firm was terminated, and legal services related to New York taxi and radio car loan closings are being provided by the officers and employees of Elk. Closing fees related to all other loans are paid by Elk based on a fixed or hourly fee. Elk paid $43,231 to the law firm for legal services during the year ended June 30, 1998. Elk generally charges its borrowers loan origination fees to generate income to offset expenses incurred by Elk for legal fees paid by Elk for loan closing services.

     Elk also rents office space from the above-mentioned law firm and shares certain office expenses with that firm. For the fiscal year ended June 30, 1998, Elk paid $39,600 in rent and $59,400 in shared overhead expense and $21,908 of other reimbursable shared overhead expense. For the year ending June 30, 1999, Elk has agreed to pay $39,600 in rent and a minimum of $59,400 in expenses, which amount is subject to adjustment if actual expenses vary.

     During the fiscal year ended June 30, 1998, Granoff, Walker & Forlenza, P.C. exercised an option in its lease, at the request of Elk, and rented an additional 1,800 square feet of office space contiguous with the offices of Elk at a below market rent (the "Additional Space"). The law firm intends to sublet the Additional Space to outside tenants. In the event all or a portion of the Additional Space is vacant, Elk's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which Elk would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. At present, the Additional Space is fully occupied thus requiring no reimbursement payment from Elk, although some liability under the reimbursement obligation may occur in the future. In the event Elk's operations expand, Elk could occupy the contiguous space for its own use without the inconvenience and expense of Elk having to relocate to larger office space.

Conflicts of Interest Policies

     The Board of Directors of Elk has adopted policies governing potential conflicts of interest between Elk and its directors and officers. Together, these policies comprise Elk's "Code of Ethics" as required under the 1940 Act.

     These policies generally provide that no officer, director or employee of Elk will make any loan which might be deemed to be appropriate for Elk, unless and until such transaction is first approved by a majority of the directors of Elk who are not "interested persons" of Elk within the meaning of the 1940 Act and who have no financial or other material interest in the transaction. A loan would not be deemed to be appropriate for Elk if in any manner such loan (or investment) would in any way violate SBA Regulations in effect at the time of making such loan or investment. In reviewing any such transaction, the directors will examine, among other factors, whether the transaction would deprive Elk of an opportunity or whether it would otherwise conflict with the best interests of Elk and its shareholders. A complete record of any such review and the results of the review will be maintained by Elk as part of its permanent records.

Description of Capital Stock

     As of ____________, 1998, there were approximately 375 holders of record of Elk Common Stock. The authorized capital stock of Elk consists of 2,000,000 shares of Common Stock, par value $.01 per share, of which 1,745,600 shares are issued and outstanding, and 1,300,000 shares of Preferred Stock, none of which are issued and outstanding. The Board of Directors of Elk has approved an amendment to the Certificate of Incorporation increasing the authorized number of shares of Common Stock to 3,000,000 and deleting the 1,300,000 authorized shares of Preferred Stock subject to the approval of (i) the shareholders at the Annual Meeting of Shareholders scheduled for September 28, 1998, and (ii) the SBA.

     If the Share Exchange is completed, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market under the symbol ___________, and the listing of Elk's Common Stock will be terminated.

Elk Common Stock

     The holders of Elk Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders. Holders of Elk Common Stock have neither cumulative voting rights (which means that the holders of a majority of the outstanding shares of Elk Common Stock may elect all of the directors of Elk) nor any preemptive rights. Holders of Elk Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In order to qualify as a "regulated investment company" under the Code, Elk is required to distribute as dividends to its stockholders, for each fiscal year, at least 90% of its investment company taxable income and 90% of the excess of its tax-exempt income over certain disallowed deductions. In addition, in order to avoid a non-deductible 4% excise tax on any undistributed income of Elk, Elk is required to distribute as dividends, within each calendar year, at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year. See "Tax Considerations." In the event of a liquidation, dissolution or winding up of Elk, holders of Elk Common Stock will be entitled to receive, subject to the prior right of the SBA to receive any amounts due to it on account of its remaining liquidating interest in the repurchased shares of Elk Preferred Stock, a ratable portion of the assets of Elk remaining after provision for payment of creditors. All of the outstanding shares of Elk Common Stock are fully paid and non-assessable.

     The transfer agent for Elk Common Stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

Preferred Stock

     Elk Preferred Stock may be issued only to the SBA. As of the date hereof, Elk has no shares of Preferred Stock outstanding. However, the Board of Directors of Elk has approved an amendment to the Certificate of Incorporation deleting the 1,300,000 authorized shares of Preferred Stock subject to the approval of (i) the shareholders at the Annual Meeting of Shareholders scheduled for September 28, 1998, and (ii) the SBA.

Market Information

     The Elk Common Stock is traded in the over-the-counter market on a limited basis. The Elk Common Stock was listed on the Nasdaq SmallCap Market on June 22, 1998, under the symbol EKFG. Due to the limited number of transactions involving the Elk Common Stock during the periods presented below, it does not appear that an established public trading market has developed with respect to these securities. The following table shows the closing high and low bid prices for a share of Elk Common Stock as reported by Nasdaq, the National Quotation Bureau, Inc., or directly by dealers maintaining a market in the Elk Common Stock for the fiscal years ended June 30, 1997 and 1998 and for the current fiscal year to date.

                                                                   Bid
                                                        -----------------------

                                                            High       Low

1997

   1st Quarter.........................................      4.75      4.625

   2nd Quarter.........................................      4.75       4.75

   3rd Quarter.........................................     5.125       4.75

   4th Quarter.........................................     5.125      5.125

1998

   1st Quarter.........................................      6.25      5.125

   2nd Quarter.........................................     6.625       6.25

   3rd Quarter.........................................     7.125      6.625

   4th Quarter.........................................      9.75      7.125

1999

   1st Quarter.........................................

   2nd Quarter (to ___________, 1998)..................


     On ___________, 1998, the closing "bid" and "ask" prices for a share of Elk Common Stock were ____ and ____ respectively, as reported by Nasdaq.

Tax Considerations

     The following discussion is a general summary of the federal income tax principles applicable to Elk, based on the currently existing provisions of the Code and the regulations thereunder. This summary does not purport to be a complete description of the tax considerations applicable to Elk or to the holders of Elk Common Stock. After the Share Exchange, these principles will, in general, continue to apply to Elk, but the sole direct holder of Elk Common Stock will be Ameritrans.

Taxation of a Regulated Investment Company

     Elk has elected for each taxable year since fiscal 1984, and expects to continue to elect, to be treated as a "regulated investment company" under
Section 851 of the Code. A regulated investment company may deduct, for federal income tax purposes, most dividends paid to stockholders, thereby avoiding federal income taxation at the corporate level on amounts distributed to stockholders as dividends. In order for Elk to qualify as a regulated investment company for a given fiscal year, it must meet each of the following conditions for that fiscal year:

     (1) Elk must be registered as an investment company under the 1940 Act at all times during the year.

     (2) At least 90% of Elk's gross income for the year must be derived from interest, gains on the sale or other disposition of stock or other securities, dividends and payment with respect to securities loans.

     (3) Less than 30% of Elk's gross income must be derived from the sale or other disposition of securities held for less than three months.

     (4) At the close of each quarter, at least 50% of the value of Elk's total assets must be represented by cash, cash items (including receivables), and securities. There are also limitations on the extent to which Elk's holdings may be concentrated in the securities of a single issuer.

     (5) Elk must distribute as dividends at least 90% of its investment company taxable income (as defined in Section 852 of the Code), as well as 90% of the excess of its tax-exempt income over certain disallowed tax-exempt interest deductions.

     In order to avoid the imposition of a non-deductible 4% excise tax on undistributed income of Elk, Elk is required, under the terms of the Revenue Act of 1987 as embodied in Section 4982 of the Code, to distribute within each calendar year at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year.

     Dividends distributed by Elk to Ameritrans will constitute ordinary income to Ameritrans to the extent derived from non-capital gain income of Elk, and will ordinarily constitute capital gain income to Ameritrans to the extent derived from capital gains of Elk. However, since Ameritrans also intends to qualify as a regulated investment company, Ameritrans will, in general, not be subject to a corporate level tax on its income to the extent that it makes distributions to its stockholders. See "INFORMATION CONCERNING AMERITRANS -- Tax Considerations." If Elk fails to continue to qualify as a regulated investment company for any reason in any fiscal year, it will not be entitled to a federal income tax deduction for dividends distributed, and will instead be liable to pay corporate level tax on its earnings. Further, if Elk fails to qualify as a regulated investment company, such failure will cause Ameritrans to fail to qualify for regulated investment company status as well, as long as Elk stock held by Ameritrans represents more than 25% of Ameritrans' assets. In such a case, Ameritrans will be taxed on dividends received from Elk, subject to the deduction for corporate dividends received, which is currently 70%. Thus, if Elk fails to qualify as a regulated investment company for any reason, its earnings would be taxed at three levels: to Elk, in part to Ameritrans, and finally, when they are distributed by Ameritrans, to its stockholders.

Taxation of SBICs

     As a result of Elk's status as a licensed SBIC under the 1958 Act, Elk and its stockholders qualify for the following tax benefits:

     (1) Under Section 243 of the Code, Elk may deduct 100% of the dividends received by it from domestic corporations in which it has made equity investments, regardless of whether such corporations are subsidiaries of Elk (in contrast to the generally applicable 70% deduction under the Code). Because Elk generally makes long-term loans rather than equity investments, this potential benefit is not likely to be of practical significance to Elk or its stockholders.

     (2) Under Section 1243 of the Code, losses sustained on Elk's investments in the convertible debentures, or stock derived from convertible debentures, of Small Business Concerns are treated as ordinary losses rather than capital losses to Elk. Because Elk does not presently intend to purchase convertible debentures, however, this potential benefit is not likely to be of practical significance to Elk or its stockholders.

     (3) Under Section 1242 of the Code, Elk's stockholders are entitled to take an ordinary rather than a capital loss deduction on losses resulting from the worthlessness or the sale or exchange of Elk Common Stock.

State Taxes

     The foregoing discussion relates only to federal income tax matters. Elk is also subject to state and local taxation. Stockholders should consult with their own tax advisors with respect to the state and local tax considerations pertaining to Elk and to Ameritrans.

                        INFORMATION CONCERNING AMERITRANS

General

     Ameritrans was formed as a Delaware corporation on February 12, 1998, for the purposes of (1) acquiring and owning all of the outstanding Elk Common Stock pursuant to the Share Exchange, and (2) engaging in broader and more diversified investment and lending business activities directly, as well as through a newly-formed subsidiary, Elk Capital, which business activities Elk, as an SBIC, is not permitted to transact under the 1958 Act. Ameritrans has no current plans to engage in any such other investment activities or operations, and any such activities or operations would conform to the investment policies of Ameritrans described below. Ameritrans is registered under the 1940 Act as a closed-end, non-diversified management investment company. Ameritrans will also elect to become a BDC pursuant to the 1940 Act upon the completion of the Share Exchange or as soon thereafter as practicable. See "The Investment Company Act of 1940 -- Election to Become a BDC."

     Ameritrans, as a BDC, will be required to file certain reports pursuant to the 1940 Act and the Securities Exchange Act of 1934 and other information (including annual and quarterly reports and certain stockholder reports and proxy statements) with the SEC. Copies of such reports and information may be inspected and copied at the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the following regional offices: 25 Federal Plaza, New York, New York 10278; Everett McKinley Dirksen Building 219 South Dearborn Street, Chicago, Illinois 60604; and Suite 500, East 5757 Wilshire Boulevard, Los Angeles, California 90036-3648. Copies of such material, or any portion thereof, may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or on the EDGAR web page of the Securities and Exchange Commission on the Internet at www.sec.gov.

Investment Policies

     Ameritrans' investment objectives will be to provide a high level of current income for its stockholders through quarterly distributions, consistent with preservation of capital, as well as long term growth of net asset value. Ameritrans will seek to achieve its investment objectives by maximizing net interest income and income from operations and expanding operations. There can be no assurance that Ameritrans will achieve its investment objectives.

     Ameritrans' only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Ameritrans' outstanding voting securities, as defined under the 1940 Act, are the restrictions described below. A "majority of Ameritrans' outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including Ameritrans' investment objectives, are not fundamental policies of Ameritrans and may be changed by Ameritrans' Board of Directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Ameritrans' assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Ameritrans' acquisition of such security or other asset.
Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Ameritrans' investment policies and limitations. Ameritrans' fundamental policies are as follows:

     1. Ameritrans will at all times conduct its business so as to retain its status as a BDC under the 1940 Act. In order to retain that status, Ameritrans may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if, after giving effect to such acquisition, the value of its "Qualifying Assets," amount to less than 70% of the value of its total assets. Ameritrans believes that the securities it proposes to acquire in connection with the acquisition of the Elk, as well as temporary investments it makes with its funds, will generally by Qualifying Assets. See "INFORMATION CONCERNING ELK -- Election to Become a BDC."

     2. Ameritrans may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a BDC, Ameritrans may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA and preferred stock issued to the SBA by Elk may be considered senior securities issued by Ameritrans requiring asset coverage of 200%; however, pursuant to the Exemptive Order, such debentures and preferred stock are exempt from the asset coverage requirements of the 1940 Act.

     3. Ameritrans will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act of 1933 in the disposition of restricted securities), (ii) engage in short sales of securities, (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (iv) write or buy put or call options, or (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Ameritrans and Elk may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, Ameritrans may sponsor the securitization of loan portfolios.

     4. Ameritrans and Elk may originate loans and loans with equity features. To the extent permitted under SBA Regulations, Ameritrans may also make loans as permitted (i) under its existing stock option plans, (ii) under plans providing for options for disinterested directors that might be adopted by Ameritrans in the future, and (iii) to officers and directors for the purchase of Ameritrans Common Stock.

Ameritrans will hold all of the outstanding common stock of Elk and may organize additional subsidiaries in the future. Ameritrans may acquire restricted securities of small businesses.

Corporate Organizational Matters

     If the  holders of Elk  Common  Stock  approve  the  adoption  of the Share
Exchange Plan and the Share Exchange is consummated, they will no longer be stockholders of Elk, but will instead become stockholders of Ameritrans. Ameritrans is governed by its own Certificate of Incorporation and By-laws, which are different from the Certificate of Incorporation and By-laws of Elk in certain material respects, and, as a Delaware corporation, is governed by the Delaware General Corporation Law ("Delaware Corporation Law"), which differs from the New York Business Corporation Law ("New York Corporation Law"), under which Elk is incorporated, in certain material respects. Set forth below is a summary of the significant differences between the Certificates of Incorporation of Elk and Ameritrans, the By-laws of Elk and Ameritrans, and New York Corporation Law and Delaware Corporation Law.

Certificate of Incorporation

     In addition to differences in the corporate name, corporate purpose (see "INFORMATION CONCERNING ELK -- Investment Policies" and "Investment Policies," above) and authorized capital stock (see "INFORMATION CONCERNING ELK --
Description of Capital Stock," above, and "Description of Capital Stock," below), Ameritrans' Certificate of Incorporation differs from Elk's Certificate of Incorporation in the following significant respects:

     (1) Liability of Directors -- Ameritrans' Certificate of Incorporation includes a provision (the "Liability Provision"), authorized under Section 102(b)(7) of Delaware Corporation Law and the 1940 Act, the personal liability of a director to Ameritrans or its stockholders for monetary damages resulting from the breach of his fiduciary duty as a director. Under Delaware Corporation Law, this provision may not be construed to eliminate or limit a director's liability for any of the following: breaches of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payment of a dividend or approval of stock repurchase which is illegal under Section 174 of Delaware Corporation Law; and transactions from which the director derives an improper personal benefit. In addition, under the 1940 Act, this provision may not be construed to protect a director against liability to the corporation or its stockholders for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Liability Provision precludes actions for monetary damages against directors of Ameritrans only with respect to certain violations of a director's duty of care. Under Delaware Corporation Law, absent this provision, directors could be held liable for negligence in the performance of their duty of care. The Liability Provision absolves directors of Ameritrans of monetary liability to Ameritrans and its stockholders for negligence in exercising their business judgment. A stockholder can prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, gross negligence or reckless disregard of his duties, a failure to act in good faith, intentional misconduct or willful misfeasance, a knowing violation of the law, an illegal dividend or stock repurchase or an improper personal benefit. The Liability Provision does not affect the ability of Ameritrans or its stockholders to seek equitable remedies (such as an injunction or rescission) against a director for breach of his fiduciary duty and does not limit the liability of directors under other laws such as the federal securities laws. The Liability Provision also does not limit the liability of officers or employees of Ameritrans or any director acting in his capacity as an officer or employee of Ameritrans.

     Elk's Certificate of Incorporation has no provision corresponding to the Liability Provision. However, a section was added to New York Corporation Law in 1987 which authorizes a New York corporation to eliminate or limit the personal liability of directors to a corporation or its stockholders for monetary damages in substantially the same manner and to substantially the same extent as is authorized under Delaware Corporation Law; and, were it not for the reorganization of Elk contemplated by the Share Exchange Plan, Elk's Board of Directors would submit for stockholder approval at the next meeting of stockholders a proposal to amend Elk's Certificate of Incorporation to include a limitation of liability provision virtually identical to the Liability Provision included in Ameritrans' Certificate of Incorporation.

     The provisions of the Delaware and New York Corporation Law authorizing the Liability Provision are part of a nationwide legislative response to an increase in the extent to which directors have been subjected to personal liability and to recent changes in the market for directors' liability insurance. In recent years, directors of public companies have increasingly become subject to substantial personal liability for actions taken or omitted by them as directors, as well as to significant expenses in defending their conduct. The proliferation of these suits has in large part made it difficult to obtain directors' liability insurance. This unavailability or significantly increased cost of directors' liability insurance has been perceived as a threat to the quality and stability of the governance of corporations because directors have become unwilling, in many instances, to serve without the protection provided by such insurance and, in other cases, have become inhibited in making business decisions that would be in the best interest of the corporations.

     The Board of Directors of both Elk and Ameritrans (which are comprised of the same eight (8) persons) believe that the Liability Provision included in Ameritrans' Certificate of Incorporation is in the best interests of Ameritrans and its stockholders and that it will enhance Ameritrans' ability to attract and retain individuals to serve as directors and allow such individuals to exercise their independent business judgment on behalf of Ameritrans. Although the Liability Provision limits the exposure of a director to monetary liability for his actions as a director, the Boards of Directors of Elk and Ameritrans believe that the diligence exercised by directors stems primarily from their desire to act in the best interest of the corporation and its stockholders and not from a fear of monetary damage awards, and that the level of scrutiny and care exercised by directors will not be lessened by this limitation.

     (2) Written Actions of Stockholders -- Under Delaware Corporation Law, unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by the execution of a written consent setting forth the action to be taken and signed by the holders of the requisite number of shares of outstanding voting stock necessary to take such action.

     Elk's Certificate of Incorporation does not have a similar provision because New York Corporation Law provides that stockholders may take an action by written consent without a meeting only if such written action is signed by all stockholders who would be entitled to vote at a meeting held for such purpose.

     (3) Amendments to Certificate of Incorporation -- Elk's Certificate of Incorporation expressly provides that it may not be amended without the prior written approval of the SBA (which is required under the 1958 Act). Because Ameritrans will not be licensed under the 1958 Act, no similar provision is required or included in Ameritrans' Certificate of Incorporation.

By-Laws

     Ameritrans' By-laws differ from Elk's By-laws in the following significant respects:

     (1) Special Meetings of Stockholders -- Ameritrans' By-laws provide that special meetings of stockholders may be called by the President or the Board of Directors or the holders of at least 20% of the outstanding shares of voting stock.

     (2) Amendments to By-Laws -- Ameritrans' By-laws provide that they may be amended by either the directors of Ameritrans or by the stockholders of Ameritrans. Elk's By-laws provide that they may be amended only by the Board of Directors or the stockholders of Elk.

     (3) Indemnification of Directors and Officers -- See "Indemnification of Directors and Officers."

Indemnification of Directors and Officers

     While the Liability Provision in its Certificate of Incorporation eliminates the liability of its directors to Ameritrans or its stockholders for monetary damages with respect to certain actions, the Liability Provision (i) is inapplicable to certain types of claims or actions by Ameritrans or its stockholders, (ii) is inapplicable to claims or actions brought by parties other than Ameritrans or its stockholders, (iii) does not protect a director against the substantial legal and other expenses he may incur in defending himself against a claim or action (even one against which he is protected by the Liability Provision) and (iv) affords no protection to officers of Ameritrans. Accordingly, Ameritrans' Bylaws include a provision (the "Indemnification Provision") which requires Ameritrans to indemnify its directors and officers, to the maximum extent permitted by Delaware Corporation Law and by the 1940 Act, against liabilities and damages incurred in their capacity as directors or officers of Ameritrans.

     Under Delaware Corporation Law, a director or officer of a corporation (i) shall be indemnified by the corporation for all expenses of litigation or other legal proceedings brought against him by virtue of his position as a director or an officer to the extent he is successful, on the merits or otherwise, in such litigation or proceeding, (ii) may be indemnified by the corporation for the expenses, judgments, fines and amounts paid in settlement of such litigation or proceedings (other than an action by or in the rights of a corporation, which is hereinafter referred to as a "derivative action"), even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful), and (iii) may be indemnified by the corporation for expenses of a derivative action, even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification may not be made in the case of a derivative action if the director or officer is adjudged to be liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification of such expenses. The indemnification described in (ii) and (iii) above may be made only upon the determination, by (a) a majority of disinterested directors, (b) a committee of such directors designated by a majority of such directors, (c) under certain circumstances, independent legal counsel in a written opinion, or (d) the stockholders, that indemnification because the applicable standard of conduct has been met. Expenses incurred by a director or officer in defending an action may be advanced by the corporation prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified in connection with the proceeding to which the expenses relate. These provisions or Delaware Corporation Law, by their terms, are not exclusive of any other rights to which those seeking indemnification or advances of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     The 1940 Act prohibits the inclusion in Ameritrans' Certificate of Incorporation or certain other organizational instruments of Ameritrans of a provision which purports to protect any director or officer of Ameritrans against liability to Ameritrans or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Indemnification Provision therefore specifically provides that indemnification shall only be made to the extent permitted by the 1940 Act. This limitation would prohibit indemnification in certain situations in which it may have been permitted under Delaware Corporation Law, such as a situation in which a director or officer has been guilty of gross negligence but not bad faith or willful misconduct, or a situation in which the stockholders (but not the disinterested directors or independent legal counsel) determine that indemnification is proper because the director or officer met the applicable standard of conduct.

     Because the Board of Directors of Ameritrans believes that the provisions of Delaware Corporation Law concerning the indemnification of directors and officers, which substantially define the substantive and procedural content of the Liability Provision, are vague or inadequate in certain respects, Ameritrans' Board of Directors has entered into an indemnity agreement (the "Indemnity Agreement") with each of its directors and officers. Such Indemnity Agreement was approved by the written consent of the shareholders of Ameritrans prior to the Share Exchange. The Indemnity Agreement clarifies or modifies the indemnification provisions of Delaware Corporation Law as follows: (i) the Indemnity Agreement establishes the presumption that the director or officer has met the applicable standard of conduct required for indemnification, and provides that prompt indemnification shall be made unless a determination is made by a majority of Ameritrans' disinterested directors or independent counsel that the director or officer has not met the applicable standard of conduct;
(ii) if the disinterested directors determine that the director or officer has not met the applicable standard of conduct, the Indemnity Agreement permits the director or officer to petition a court for an independent determination of whether such officer or director is entitled to indemnification under the Indemnity Agreement; (iii) the Indemnity Agreement provides that expenses shall be promptly advanced to a director or officer upon receipt of an undertaking by him to repay amounts so advanced if it is ultimately determined that indemnification of such expenses is not permissible, provided that either (a) such director or officer shall have provided appropriate security for such undertaking, (b) Ameritrans shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested directors or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification; (iv) the Indemnity Agreement specifically provides that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement; and (v) the Indemnity Agreement specifically permits partial indemnification to be made in the event that the director or officer is not entitled to full indemnification.

     Ameritrans may in the future elect to purchase directors' or officers' liability insurance, as is permitted by Delaware Corporation Law. However, the coverage of such insurance is limited, and the premiums on such insurance are becoming increasingly expensive.

     The Board of Directors of both Elk and Ameritrans believe that the Indemnification Provision and the Indemnity Agreement are in the best interests of Ameritrans and its stockholders and that they will help Ameritrans to attract and retain qualified persons to serve as directors and officers and to enable them to exercise their independent business judgment without excessive concern for the costs and liabilities associated with possible litigation.


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

New York Corporation Law vs. Delaware Corporation Law

     Set forth below is a summary of certain significant differences between New York Corporation Law and Delaware Corporation Law which may affect the interests of stockholders.

     (1) Dividends -- Under both New York Corporation Law and Delaware Corporation Law, a corporation may generally pay dividends out of surplus. In addition, Delaware Corporation Law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year.

     (2) Loans to Directors -- New York Corporation Law prohibits loans to corporate directors unless authorized by stockholder vote. Delaware Corporation Law permits the Board of Directors, without stockholder approval, to authorize loans to corporate directors who are also officers. Ameritrans does not presently intend to make any loans to its directors.

     (3) Rights and Options -- New York Corporation Law requires stockholder approval of any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees. Delaware Corporation Law does not require stockholder approval of such incentive plans (although various other legal requirements may make such stockholder approval necessary or desirable, i.e., Internal Revenue Code requirements).

     (4) Consideration for Shares -- New York Corporation Law provides that neither obligations of the subscriber for future payments nor future services shall constitute payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid. Delaware Corporation Law provides that a corporation may issue partly paid shares of stock, and shares of stock may be deemed to be fully paid if the corporation receives consideration having a value not less than the par value of such shares and a binding obligation of the subscriber to pay the balance of the subscription price.

     (5) Dissenter's Rights -- New York Corporation Law provides that, upon compliance with the applicable requirements and procedures, a dissenting stockholder has the right to receive the fair value of his shares if he objects to (i) certain mergers, (ii) a consolidation, (iii) a share exchange, (iv) certain dispositions of substantially all of the assets of the corporation, or
(v) certain amendments to the certificate of incorporation which adversely affect the rights of such stockholder. While Delaware Corporation Law also provides appraisal rights to dissenting stockholders in the case of certain mergers or a consolidation, such appraisal rights do not apply (a) in a merger, to stockholders of the surviving corporation if stockholder approval of the merger is not required, or (b) in a merger or a consolidation, to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 holders (unless stockholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, or cash in lieu of fractional shares of any such corporation). In addition, Delaware Corporation Law provides that a corporation may provide in its certificate of incorporation for appraisal rights in the event of (i) an amendment to its certificate of incorporation, (ii) any merger or consolidation in which the corporation is a constituent corporation, or (iii) for dispositions of assets (there are no provisions for share exchanges under Delaware Corporation Law).

     (6) Indemnification of Officers and Directors -- New York Corporation Law and Delaware Corporation Law each provide that indemnification of its directors and officers may not be made by a


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

corporation in connection with derivative actions where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification. New York Corporation Law additionally provides that indemnification may not be made in connection with derivative actions where a claim is settled or otherwise disposed of.

     New York Corporation Law and Delaware Corporation Law also provide that the indemnification and advancements of expenses granted pursuant to, or provided by, such laws are not exclusive of any other rights to which a director or officer may be entitled. New York Corporation Law additionally provides that no indemnification may be made to or on behalf of any director or officer for liability arising from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. Delaware Corporation Law contains no such express limitation.

     (7) Vote Required for Mergers and Share Exchanges -- New York Corporation Law requires the affirmative vote of two-thirds of a corporation's outstanding shares of voting stock to authorize a merger, consolidation, or disposition of substantially all of its assets or a share exchange. Dissolution also requires the affirmative vote of two-thirds of the outstanding shares of voting stock for corporations incorporated before February 23, 1998, unless the certificate of incorporation or an amendment thereto provides for a lesser number, which may not be less than a majority of the voting stock. Elk's certificate of incorporation has not been so amended. Delaware Corporation Law requires the affirmative vote of a majority of the outstanding shares of voting stock to authorize a merger, consolidation, dissolution, or disposition of substantially all of its assets, or a share exchange.

     Also, Delaware Corporation Law permits a merger without approval of the stockholders of the surviving corporation if, among other things, no charter amendment is involved, the stock of the surviving corporation is unaffected by the merger and the merger results in no more than a 20% increase in outstanding shares of common stock of such corporation. No such provision is contained in New York Corporation Law.

     (8) Written Actions of Stockholders -- New York Corporation Law provides that any action by stockholders may be taken without a meeting with the written consent of all stockholders who would be entitled to vote at a meeting held for such purposes or, if the certificate of incorporation so provides, of the stockholders of the requisite number of shares of outstanding voting stock necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Elk's Certificate of Incorporation does not contain such a provision. Under Delaware Corporation Law, unless the corporation's certificate of incorporation provides otherwise, any action that could be taken at an annual or special meeting of stockholders may be taken by a consent in writing setting forth the action to be taken which is signed by the holders of the requisite number of shares of outstanding voting stock necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. This difference between New York Corporation Law and Delaware Corporation Law will not immediately affect the interests of stockholders because Ameritrans' Certificate of Incorporation and By-laws provide that stockholders may act without a meeting only with the written consent of all stockholders who would be entitled to vote at a meeting held for such purpose.

     (9) Business Combinations with Interested Stockholders -- Delaware Corporation Law Section 203 is entitled "Business Combinations with Interested Stockholders." Set forth below is a summary of the principal provisions of
Section 203. This summary does not purport to be complete, and Elk stockholders are encouraged to read Section 203 for more detailed information. Section 203 generally prohibits any

Delaware corporation covered by Section 203 from engaging in any "business combination" with a person who is an "interested stockholder" for a period of three (3) years following the date such person became an interested stockholder, unless (i) the Board of Directors approved either the interested stockholder or business combination in question prior to the date such person became an interested stockholder, (ii) upon consummation of the transaction which resulted in such person becoming an interested stockholder, such interested stockholder owned at least 85% of the voting stock of the corporation, excluding (for purposes of determining the number of shares outstanding) stock held by persons who are both directors and officers of the corporation or by certain employee stock plans, or (iii) the business combination is approved by both the Board of Directors of the corporation and at a shareholders' meeting, by two-thirds of the outstanding voting stock not owned by such interested stockholder. This prohibition is inapplicable to a business combination which is proposed subsequent to the announcement, but prior to the consummation, of a transaction which is a merger, asset transfer of 50% or more of the corporation's assets, or tender or exchange offer for 50% or more of the corporation's outstanding voting stock involving the corporation and certain affiliated third parties, and which is approved or not opposed by a majority of directors who were directors prior to any person becoming an interested shareholder during the previous three (3) years or who were recommended for election or elected to succeed such directors by a majority of such directors. For purposes of Section 203, an "interested stockholder" means (a) any person who is the owner of 15% or more of the outstanding voting stock of the corporation, (b) any person who is an "affiliate" or "associate" (as defined in Section 203) of the corporation and was the owner of 15% or more of outstanding voting stock of the corporation at any time within the previous three (3) years and (c) affiliates and associates of such persons. A "business combination," as used in Section 203, encompasses a broad variety of transactions, including (i) a merger or consolidation of the corporation with the interested stockholder, (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition of significant assets by the corporation to or with the interested stockholder, (iii) various stock issuances by the corporation to the interested stockholder, (iv) transaction involving the corporation which have the effect of increasing the proportionate stock ownership of the interested stockholder and (v) the receipt by the interested stockholder of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation (for purposes of this definition, references to the corporation generally include any majority-owned subsidiaries). Section 203 generally applies to (a) any "public" corporation (i.e., one with a class of voting stock which is either listed or authorized for quotation on NASDAQ or with a national securities association, or held of record by more than 2,000 persons), unless such corporation elects (in the manner prescribed by Section 203) not to be governed by Section 203, and (b) any non-"public" corporation which elects by a provision in its certificate of incorporation to be governed by Section 203. Ameritrans' Certificate of Incorporation expressly provides that Ameritrans shall be governed by this
Section 203.

     New York  Corporation  Law  contains a  provision  somewhat  comparable  to
Section 203 of Delaware Corporation Law. Section 912 of New York Corporation Law generally prohibits a corporation for profit formed under the laws of New York (a "domestic corporation") that is covered by Section 912 (as described below) from engaging in any "business combination" with any "interested shareholder" for a period of five (5) years following the date such person became an interested shareholder, unless the Board of Directors approved either the interested shareholder or the business combination in question prior to the date such person became an interested shareholder. In addition, under Section 912, a domestic corporation covered by Section 912 generally may not engage in a business combination with an interested shareholder at any time, unless (i) the Board of Directors approves either the interested shareholder or the business combination in question prior to the date such person became an interested shareholder, (ii) the business combination is approved by the disinterested stockholders of the corporation at least five (5) years following the date such person became an interested shareholder, or (iii) the business combination satisfies certain criteria relating to the amount and nature of the consideration received in the business combination by the stockholders of


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

the domestic corporation. For purposes of Section 912, an "interested shareholder" is any person who beneficially owns 20% or more of the outstanding voting stock of the corporation, or who is an "affiliate" or "associate" (as defined in Section 912) of the corporation and beneficially owned 20% or more of the outstanding voting stock of the corporation at any time within the previous five (5) years. The definition of "business combination" under Section 912 is substantially similar to the definition of "business combination" under Section 203 of Delaware Corporation Law. Section 912 applies only to a domestic corporation that either (1) has a class of stock registered under the 1934 Act (unless such corporation has elected by means of a provision in its certificate of incorporation not to be governed by this Section) or (2) has elected by a provision in its certificate of incorporation to be governed by Section 912. Elk is not currently covered by Section 912.

Federal Regulation

     Ameritrans will be registered as a closed-end, non-diversified management investment company under the 1940 Act. This status as a registered investment company entitles Ameritrans to elect to be treated as a "regulated investment company" under the Code, which entitles Ameritrans and its stockholders to certain tax benefits. See "Tax Considerations," below. However, Ameritrans' status as a registered investment company also subjects Ameritrans to the same restrictions and obligations under the 1940 Act to which Elk is subject (as modified by the Exemptive Order). For a summary of such restrictions and obligations, see "INFORMATION CONCERNING ELK -- The Investment Company Act of 1940."

     Ameritrans has also elected to become a BDC. See "INFORMATION CONCERNING ELK -- Election to Become a BDC."

     Ameritrans is not licensed as an SBIC under the 1958 Act, and thus is neither eligible to raise funds from the SBA on relatively favorable terms, nor subject to the restrictions and obligations imposed by the 1958 Act (except as they relate to Elk or any other licensee under the 1958 Act that may be owned or acquired by Ameritrans).

Management and Principal Stockholders

     The directors and officers of Ameritrans are identical to the current directors and officers of Elk. Ameritrans' directors and officers are currently receiving no compensation from Ameritrans. It is currently anticipated that if the Share Exchange is consummated, the directors and officers of Ameritrans will initially receive in the aggregate from Ameritrans and/or Elk the same compensation in the aggregate that Elk officers and directors receive, but such compensation would be allocated between Elk and Ameritrans, based upon factors determined by their respective Boards of Directors. Such officers and directors may also receive increases in compensation from time to time as determined by their respective Boards of Directors. Ameritrans and/or Elk may also hire additional personnel as such personnel are needed in connection with the expansion and diversification of Elk's lending and/or investment activities. See "INFORMATION CONCERNING ELK -- Management."

     There is currently one (1) outstanding share of capital stock of Ameritrans, which is owned by Gary C. Granoff. If the Share Exchange is completed, this share will be redeemed by Ameritrans. It is anticipated that the outstanding capital stock of Ameritrans immediately following the Share Exchange will consist of 1,745,600 shares of Ameritrans Common Stock in the same relative proportions as they hold Elk Common Stock as of the Effective Date of the Share Exchange (subject to any changes resulting from the exercise of


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

appraisal rights by holders of Elk Common Stock). See "INFORMATION CONCERNING ELK -- Security Ownership of Principal Stockholders and Management."

Description of Capital Stock

     The authorized capital stock of Ameritrans consists of 5,000,000 shares, $.0001 par value, of Ameritrans Common Stock and 1,000,000 shares of "blank check" preferred stock. One (1) share of Ameritrans Common Stock is issued and outstanding, which share will be returned to Ameritrans upon completion of the Share Exchange. No preferred stock is currently issued or outstanding. The holders of Ameritrans Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders. Holders of Ameritrans Common Stock have neither cumulative voting rights (which means that the holders of a majority of the outstanding shares of Ameritrans Common Stock may elect all of the directors of Ameritrans) nor any preemptive rights. Holders of Ameritrans Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In order to qualify as a "regulated investment company" under the Code, Ameritrans is required to distribute as dividends to its stockholders, for each fiscal year, at least 90% of its taxable income and 90% of the excess of its tax-exempt income over certain disallowed deductions. In addition, in order to avoid a non-deductible 4% excise tax on any undistributed income of Ameritrans, Ameritrans is required to distribute as dividends, within each calendar year, at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year. See "INFORMATION CONCERNING AMERITRANS -- Tax Considerations." In the event of a liquidation, dissolution or winding up of Ameritrans, holders of Ameritrans Common Stock will be entitled to receive a ratable portion of the assets of Ameritrans remaining after provision for payment of creditors. All of the shares of Ameritrans Common Stock issuable pursuant to the Share Exchange will be fully paid and non-assessable.

     The transfer agent for Ameritrans Common Stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

Market Information

     There is currently no public market for Ameritrans Common Stock. If the Share Exchange is completed, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market under the symbol ___________, and the listing of Elk's Common Stock will be terminated. See "INFORMATION CONCERNING ELK -- Market Information."

Tax Considerations

     The following discussion is a general summary of the federal income tax principles applicable to Ameritrans, based on the currently existing provisions of the Code and the regulations thereunder. This summary does not purport to be a complete description of the tax considerations applicable to Ameritrans or to the holders of Ameritrans Common Stock. Persons currently holding Elk Common Stock are urged to consult with their own tax advisors concerning the tax considerations pertaining to Ameritrans.

     Ameritrans has elected to be treated as a "regulated investment company" under Section 851 of the Code. A regulated investment company may deduct, for federal income tax purposes, most dividends paid to stockholders, thereby avoiding federal income taxation at the corporate level on stockholder dividends. In addition, because Elk currently qualifies for treatment as a regulated investment company, Ameritrans anticipates that the dividends it receives from Elk will not be subject to corporate taxation at the level of Elk. Elk Capital will not be treated as a "regulated investment company" and therefore it is contemplated its earnings will not be distributed to shareholders.

     In order for Ameritrans to qualify as an regulated investment company for a given fiscal year, it must meet each of the following conditions for that fiscal year:

     (1) Ameritrans must be registered as an investment company under the 1940 Act at all times during the year.

     (2) At least 90% of Ameritrans' gross income for the year must be derived from interest, gains on the sale or other disposition of stock or other securities, dividends and payments with respect to securities loans.

     (3) Less than 30% of Ameritrans gross income must be derived from the sale of other disposition of securities held for less than three months.

     (4) At the close of each quarter, at least 50% of the value of Ameritrans' total assets must be represented by cash, cash items (including receivables), and securities. There are also limitations on the extent to which Ameritrans' holdings may be concentrated in the securities of a single issuer. However, these concentration limitations are not applicable to investments in other regulated investment companies. If Elk or Elk Capital fail to qualify as regulated investment companies in any fiscal year, the concentration prohibitions will likely be violated.

     (5) Ameritrans must distribute as dividends at least 90% of its investment company taxable income (as defined in Section 852 of the Code) as well as 90% of the excess of its tax-exempt income over certain disallowed tax-exempt interest deductions in order to be allowed a tax deduction for dividends.

     In order to avoid the imposition of a non-deductible 4% excise tax on undistributed income of Ameritrans, Ameritrans is required, under the terms of the Revenue Act of 1987 as embodied in Section 4982 of the Code, to distribute within each calendar year at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year.

     Dividends distributed by Ameritrans to its stockholders constitute ordinary income to such stockholders to the extent derived from ordinary income and short-term capital gains of Ameritrans (such as interest from loans by Ameritrans). Any long-term capital gain dividends distributed by Ameritrans would constitute capital gain income to Ameritrans stockholders.

     The tax benefits available to a qualified regulated investment company are prospective, commencing with the fiscal year in which all the conditions listed above are met, and would not permit Ameritrans to avoid income tax at the corporate level on income earned during prior taxable years. If Ameritrans fails to qualify as a regulated investment company for a given fiscal year, Ameritrans will not be entitled to a federal income tax deduction for dividends distributed, and amounts distributed as stockholder dividends by Ameritrans will therefore be subject to federal income tax at both the corporate level and the individual level. In addition, if Elk fails to qualify as a regulated investment company, such failure may cause Ameritrans to fail to qualify for regulated investment company status as well. See "INFORMATION CONCERNING ELK -- Tax Considerations."

Elk Capital Corporation

     Ameritrans currently intends to engage in a broad range of investment and financial services business, not permitted under the 1958 Act, directly and indirectly through Elk Capital and/or other subsidiaries. Ameritrans has not yet formulated any definitive plans concerning the business or operations of Elk Capital. Consequently, stockholders should realize that, in approving the Share Exchange Plan, they are giving broad discretion to the management of Ameritrans with respect to the acquisition and the operations of Elk Capital.

     The funds necessary to finance the organization and capitalization and/or acquisition of Elk Capital will be provided from Elk from the proceeds from Elk's January 1998 private placement that may be transferred to Ameritrans or through borrowings by Ameritrans from an institutional lender. Elk may allocate up to $963,000 of the proceeds of such private placement for operating capital to be used by Ameritrans and/or Elk Capital.

                   APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS

     Pursuant to Section 910 of New York Corporation Law, holders of Elk Common Stock at the close of business on the Record Date have the right to dissent from the Share Exchange and, if the Share Exchange Plan is approved and the Share Exchange is consummated, receive payment of the fair value of their Elk Common Stock (in lieu of Ameritrans Common Stock they would otherwise receive pursuant to the Share Exchange) by complying with the requirements of Section 623 of New York Corporation Law (the full text of which is set forth as Exhibit B to this Proxy Statement/Prospectus). Section 623 requires that any such stockholder who wishes to exercise such appraisal rights must not vote in favor of the adoption of the Share Exchange Plan, and must file with Elk, before stockholders vote on the Share Exchange Plan, a written objection including a notice of election to dissent, his name and residence address, the number of shares as to which he dissents (stockholders may not dissent as to less than all of their shares) and a demand for payment for his shares if the Share Exchange is effected. Such objection is not required from any stockholder to whom Elk did not give proper notice of the Special Meeting. Within ten days after the vote of stockholders authorizing the Share Exchange, Elk must give written notice of such authorization to each dissenting stockholder who filed written objection or from whom written objection was not required. Any stockholder from whom written objection was not required and who elects to dissent from the Share Exchange must file with Elk, within 20 days after the giving of such notice to him, a written notice of such election, stating his name and residence address, the number of shares as to which he dissents and a demand for payment of the fair value for his shares. At the time of filing the notice of election to dissent or within one month thereafter, the stockholder must submit the certificates representing his shares to Elk or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Failure to submit the certificates for such notation may result in the loss of appraisal rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent or within 15 days after consummation of the Share Exchange, whichever is later (but not later than 90 days after the stockholders' vote authorizing the Share Exchange Plan), Elk must make a written offer (which if the Share Exchange has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for his shares at a specified price which Elk considers to be their fair value. If Elk fails to make the offer within such 15-day period, or if any dissenting stockholder fails to agree to it within 30 days after it is made, Elk shall institute a judicial proceeding within 20 days after the expiration of the applicable period to determine the rights of dissenting stockholders and to fix the fair market value of their shares of Elk Common Stock. If Elk fails to institute such proceeding, a dissenting stockholder may institute the same. A negative vote on the Share

Exchange Plan does not constitute a "written objection" required to be filed by a dissenting stockholder. Failure to vote against the Share Exchange Plan will not constitute a waiver of appraisal rights; however, since a proxy left blank will be voted FOR the Share Exchange Plan, any Elk stockholder who wishes to exercise his appraisal rights must either vote AGAINST the Share Exchange Plan or abstain.

     The foregoing summary does not purport to be a complete statement of the provisions of Section 623 of New York Corporation Law, and is qualified in its entirety by reference to the attached Exhibit B.

                                     EXPERTS

     The financial statements of Elk for the years ended June 30, 1998 and June 30, 1997, contained in the Statement of Additional Information of Ameritrans have been audited by Marcum & Kliegman LLP, independent public accountants, as indicated in their report dated August 12, 1998 with respect thereto and are incorporated herein. Such financial statements have been incorporated in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

     The legality of the shares of Ameritrans Common Stock to be issued pursuant to the Share Exchange will be passed upon for Ameritrans by Stursberg & Veith, which is counsel to both Ameritrans and Elk.

                                  OTHER MATTERS

     The Board of Directors of Elk does not know of any other matters which may come before the Special Meeting, other than those specified in the Notice of Special Meeting of Shareholders dated _____________, 1998 and this Proxy Statement/Prospectus. However, if any other matters are properly presented to the Special Meeting, the persons named in the accompanying proxy intend to exercise the discretion conferred by any duly executed proxies to vote, or otherwise to act, in accordance with their judgment on such matters.

     If the Share Exchange is not consummated, any proposal which a Elk stockholder intends to present at the 1998 Annual Meeting of Stockholders of Elk must be received by Elk at its principal executive offices a reasonable time before the management of Elk commences solicitation of proxies for such meeting, for such proposal to be included in the Proxy Statement for such meeting.

                             ADDITIONAL INFORMATION

     Ameritrans has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement on Form N-14 under both the 1933 Act and the 1940 Act which relates to Ameritrans, Elk and the shares of Ameritrans Common Stock being offered hereby. For further information pertaining to Ameritrans, Elk and the Ameritrans Common Stock being offered hereby, reference is hereby made to such Registration Statement, including the exhibits and financial statements filed therewith.

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

                                     between

                         AMERITRANS CAPITAL CORPORATION

                                       and

                       ELK ASSOCIATES FUNDING CORPORATION


     THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (this "Plan") is made as of this _____ day of __________, 1998 by and between Ameritrans Capital Corporation, a Delaware corporation ("Ameritrans") and Elk Associates Funding Corporation, a New York corporation ("Elk").

     WHEREAS, the respective Boards of Directors of Ameritrans and Elk deem it advisable and in the best interests of their respective stockholders that Ameritrans and Elk engage in a share exchange (the "Share Exchange") pursuant to this Plan and Section 913 of the Business Corporation Law of the State of New York ("New York BCL") pursuant to which Ameritrans would acquire all of the outstanding shares of common stock of Elk in exchange for shares of common stock of Ameritrans;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Elk and Ameritrans hereby agree as follows:

                                    ARTICLE I

                                 SHARE EXCHANGE

     1.1. Acquiring Corporation. Ameritrans shall be the acquiring corporation, within the meaning of Section 913 of New York BCL, in the Share Exchange.

     1.2. Subject Corporation. Elk shall be the subject corporation, within the meaning of Section 913 of New York BCL, in the Share Exchange.

     1.3. Share Exchange. Pursuant to the terms of this Plan and Section 913 of New York BCL, Ameritrans and Elk shall participate in the Share Exchange, pursuant to which each share of common stock, par value $.01 per share, of Elk ("Elk Common Stock") issued and outstanding on the Effective Date of the Share Exchange (as defined in Section 1.7 below) shall be exchanged for 1,745,600 shares of common stock, $.0001 par value per share, of Ameritrans ("Ameritrans Common Stock"). As of the Effective Date of the Share Exchange, (i) the ownership of each issued and outstanding share of Elk Common Stock shall automatically vest in Ameritrans, whether or not the certificates representing such shares have been surrendered for exchange by the holders thereof; and (ii) the holders of issued and outstanding shares of Elk Common Stock shall automatically become entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock held, and the certificates representing such shares of Elk Common Stock shall represent only the right to receive such shares of Ameritrans Common Stock and shall cease to represent shares of Elk Common Stock.

     1.4. Treasury Shares. Notwithstanding the provisions of Section 1.3, any shares of Elk Common Stock held by Elk as treasury shares as of the Effective Date ("Treasury Shares") shall not be exchanged for shares of Ameritrans Common Stock, but shall be cancelled as of the Effective Date.

     1.5. Dissenting Stockholders. Notwithstanding the provisions of Section 1.3, any holder of shares of Elk Common Stock who is entitled to dissenter's rights pursuant to Section 910 of New York BCL and who filed a written objection to this Plan in accordance with Section 623(a) of New York BCL and did not vote in favor of the Share Exchange shall not become entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock held by such holder on the Effective Date (with such shares of Elk Common Stock referred to herein as "Dissenting Shares") pursuant to the Share Exchange, but shall instead have the rights provided for in Section 623 of New York BCL; and as of the Effective Date, the certificates representing the Dissenting Shares shall represent only the rights provided for in Section 623 of New York BCL and shall cease to represent shares of Elk Common Stock.

     1.6. Preferred Stock. Each share of preferred stock, $10. par value per share, of Elk ("Elk Preferred Stock") issued and outstanding as of the Effective Date, if any (all of which will be held by the United States Small Business Administration), shall be unaffected by the Share Exchange. No shares are presently outstanding.

     1.7. Effective Date. The Effective Date of the Share Exchange shall be the date on which a certificate of exchange for the Share Exchange is executed and filed with the New York Department of State in accordance with Section 913 of New York BCL. Such execution and filing shall occur on ________, 1998, or if all conditions (set forth in Article V hereof) to the obligation of Ameritrans or Elk to consummate the Share Exchange have not been satisfied or waived as of such date, as soon as practicable following the satisfaction or waiver of all conditions to the obligation of Ameritrans or Elk to consummate the Share Exchange.

     1.8. Exchange of Elk Common Stock Certificates. From and after the Effective Date, each holder of a certificate representing shares of Elk Common Stock which were issued and outstanding as of the Effective Date (excluding Treasury Shares and Dissenting Shares) shall have the right to surrender such certificate to Ameritrans in exchange for a certificate representing such number of shares of Ameritrans Common Stock as is determined by multiplying the number of shares of Elk Common Stock formerly represented by the surrendered certificate by one. Such exchange shall be made in accordance with written instruction which will be sent by Ameritrans, as soon as practicable following the Effective Date. Between the Effective Date and the time of such certificate exchange, each certificate representing shares of Elk Common Stock that were issued and outstanding as of the Effective Date (excluding Treasury Shares and Dissenting Shares) shall be deemed for all corporate purposes to represent such number of shares of Ameritrans Common Stock as is determined by multiplying the number of shares of Elk Common Stock formerly represented by such certificate by one. No transfers of the shares of Elk Common Stock issued and outstanding as of the Effective Date shall be recognized by, or recorded on the books of, either Elk or Ameritrans between the Effective Date and the date of such certificate exchange. Holders of shares of Elk Common Stock issued and outstanding as of the Effective Date (excluding Treasury Shares and Dissenting Shares) shall be considered to be stockholders of record of Ameritrans for purposes of any dividends or distributions declared by Ameritrans to be payable to stockholders of record of Ameritrans as of the date between the Effective Date and the date of such certificate exchange.

     1.9. Issuance to Ameritrans of Elk Common Stock Certificate. From and after the Effective Date, Ameritrans, as the sole holder of shares of Elk Common Stock, shall be entitled to receive a certificate from Elk representing such number of shares of Elk Common Stock as is equal to the number of shares of Elk Common Stock issued and outstanding as of the Effective Date (excluding Treasury Shares); and Elk shall promptly issue such stock certificate to Ameritrans. Between the Effective Date and the date of issuance of such stock certificate, Ameritrans shall be deemed for all corporate purposes to be the sole holder of Elk Common Stock.

                                   ARTICLE II

                                 CAPITALIZATION

     2.1. Capitalization of Ameritrans. The authorized capital stock of Ameritrans consists of 5,000,000 shares of Ameritrans Common Stock, $.0001 par value, one (1) of which, as of the date hereof, is issued and outstanding and entitled to vote on the Plan. The number of authorized shares of Ameritrans Common Stock may be changed prior to the Effective Date by an amendment to the Certificate of Incorporation of Ameritrans, upon a vote of the Board of Directors and stockholders (if any) of Ameritrans; and shares of Ameritrans Common Stock may be issued prior to the Effective Date, upon a vote of the Board of Directors of Ameritrans.

     2.2. Capitalization of Elk. The authorized capital stock of Elk consists of
(i) 3,000,000 shares of Elk Common Stock, $.01 par value, of which, as of the date hereof, 1,745,600 shares are issued and outstanding. The outstanding shares of Elk Common Stock are entitled to vote on this Plan. The number of authorized shares of Elk Common Stock or Elk Preferred Stock may be changed prior to the Effective Date by an amendment to the Certificate of Incorporation of Elk, upon a vote of the Board of Directors and stockholders (if any) of Elk. The number of outstanding shares of Elk Common Stock or Elk Preferred Stock may be changed prior to the Effective Date by the issuance of additional shares of Elk Common Stock or Elk Preferred Stock, upon a vote of the Board of Directors of Elk.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF AMERITRANS

     Ameritrans represents and warrants to Elk as follows:

     3.1. Corporate Status of Ameritrans. Ameritrans is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Ameritrans is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     3.2. Authority for Plan. Ameritrans has the corporate power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the Share Exchange have been duly authorized by the Board of Directors of Ameritrans, and no other corporate proceedings on the part of Ameritrans are necessary to authorize the execution and delivery of this Plan and the consummation of the Share Exchange. The execution and delivery of this Plan and the consummation of the Share Exchange will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws of Ameritrans or (ii) with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation of or default under, or in any right to accelerate or the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Ameritrans or any of its properties. Other than in connection with or in compliance with the provision of
Section 913 of New York BCL, and applicable federal and state securities laws, no authorization, consent or approval of, or declaration of, filing for the execution and delivery of this Plan to Ameritrans or the consummation by Ameritrans of the Share Exchange. This Plan has been duly executed and delivered by Ameritrans and is a valid and binding obligation of Ameritrans enforceable in accordance with its terms.

     3.3. Prior Activities. Ameritrans has not engaged in any business or other activity prior to the date of this Plan, other than matters relating to corporate organization, capitalization and financing and matters incidental to this Plan.

     3.4. Best Efforts. Ameritrans shall use its best efforts, to the extent reasonable, to satisfy all conditions to the obligation of Ameritrans or Elk to consummate the Share Exchange.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF ELK

     Elk represents and warrants to Ameritrans as follows:

     4.1. Corporate Status of Elk. Elk (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and (ii) has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted. Elk is a registered management investment company under the 1940 Act. Elk is licensed to operate as a small business investment company under Section 301(d) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

     4.2.  Subsidiaries  and  Other  Ownership  Interests.  Except  as listed on
Schedule 1 attached hereto or its financial statements, Elk does not own, directly or indirectly, any capital stock or other equity interest in any corporation, partnership, firm, association or other business organization, entity or enterprise.

     4.3. Authority for Plan. Elk has the corporate power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the Share Exchange have been duly authorized by Elk's Board of Directors and, except for the approval of this Plan by its stockholders as required by Section 913 of the New York BCL, no other corporate proceedings on the part of Elk are necessary to authorize the execution and delivery of this Plan and the consummation of the Share Exchange. The execution and delivery of this Plan and the consummation of the Share Exchange will not
(i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws of Elk or (ii) with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation of or default under, or in any right to accelerate or the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Elk or any of its properties, except for such conflicts, violations or defaults as have been consented to or waived by the appropriate party. Other than in connection with or in compliance with the provision of Section 913 of New York BCL, and applicable federal and state securities laws, and for the approval of the Small Business Administration (the "SBA") required under the 1958 Act, no authorization, consent or approval of, or declaration of, or filing with or notice to any governmental body or authority is necessary for the execution and delivery of this Plan by Elk or the consummation by Elk of the Share Exchange. This Plan has been duly executed and delivered by Elk and is a valid and binding obligation of Elk enforceable in accordance with its terms.

     4.4. Financial Statements. Elk has furnished to Ameritrans true and complete copies of (i) Elk's consolidated balance sheet as of June 30, 1998 and 1997 and the related statement of income, stockholders' equity, cash flows and operations for the years then ended, statement of changes in net assets for the fiscal year then ended, accompanied by the report of Marcum & Kliegman LLP, the independent accountants of Elk. Such financial statements (i) are in accordance with the books and records of Elk, (ii) present fairly the financial position and results of operations and cash flow of Elk for the periods indicated, and
(iii) have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise stated therein).

     4.5. Assets. Elk has good and clear record and marketable title to, or a valid leasehold interest in, all of the assets and property shown on its balance sheet as of June 30, 1998, except as to assets and property disposed of since June 30, 1998 in the ordinary course of business and in a manner consistent with past practice. None of such assets or properties is subject to any mortgage, pledge, lien security interest, lease or other encumbrance, except for those incurred or made in the ordinary course of business which do not materially impair the usefulness of such assets or properties in the conduct of the business of Elk.

     4.6. Absence of Changes. Since June 30, 1998, and except as otherwise contemplated by this Plan, Elk has not undergone any material adverse change of any nature in its financial condition, business, operations, properties or prospects.

     4.7. Compliance with Applicable Laws. The business of Elk is not being conducted in violation of any applicable law, ordinance, regulation, decree or order of any governmental entity, except for violations which either singly or in the aggregate do not and are not expected to have a material adverse effect on the financial condition, business, operations, properties or prospects of Elk.

     4.8. Litigation. There is no material investigation or review by a governmental entity with respect to Elk pending or, to the best of Elk's knowledge, threatened; there is no claim, action, suit or proceeding pending, or to the best of Elk's knowledge, threatened against or affecting Elk or any of its assets at law or in equity, which either singly or in the aggregate may have any material adverse effect on the financial condition, business, operations, properties or prospects of Elk; and there is no basis or grounds, to the best of Elk's knowledge, for any such claim, action, suit, proceeding, investigation or review.

     4.9. Tax Matters. Elk has timely and appropriately filed all federal, state, local and foreign tax returns required to be filed by it or on its behalf. All taxes shown by such returns to be due and payable have been fully paid or are reflected as a liability in Elk's financial statements, and in Elk's opinion it has no material liability for such taxes in excess of the amount so paid or accrued.

     4.10. Best Efforts. Elk shall use its best efforts, to the extent reasonable, to satisfy all conditions to the obligation of Ameritrans or Elk to consummate the Share Exchange.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

     5.1.  General  Conditions.   The  obligations  of  Ameritrans  and  Elk  to
consummate the Share Exchange shall be subject to the fulfillment on or prior to the Effective Date of the following conditions:

          (a) Stockholder Approval. This Plan shall have been approved by the holders of at least two-thirds of the outstanding shares of Elk Common Stock, as required by Section 913 of New York BCL.

          (b) SBA Approval. The Plan shall have been approved by the SBA in accordance with the requirements of the 1958 Act.

          (c) Compliance with Securities Laws. The shares of Ameritrans Common Stock to be issued to the holders of Elk Common Stock issued and outstanding as of the Effective Date pursuant to the terms of this Plan shall have been duly registered under the Securities Act of 1933, or an exemption from such registration shall be available. The issuance of such shares of Ameritrans Common Stock pursuant to the terms of this Plan shall be permissible under all applicable state securities laws, and all actions or filings required under such state securities laws in connection with the issuance of such Ameritrans Common Stock shall have been effected.

          (d) Appraisal Rights. Holders of not more than (two) 2% of the shares of Elk Common Stock entitled to vote at the meeting of Elk stockholders at which the Plan is approved shall have exercised their right to receive payment for their shares of Elk Common Stock pursuant to Section 623 of New York BCL by (i) filing with Elk a written objection to this Plan before the stockholder vote on this Plan is taken and (ii) not voting in favor of this Plan.

          (e) No Governmental Proceedings. No injunction or restraining or other order issued by a court of competent jurisdiction which prohibits the consummation of the Share Exchange shall be in effect, and no governmental action or proceeding shall have been commenced or threatened in writing seeking any injunction or restraining or other order which seeks to prohibit, restrain, invalidate or set aside consummation of the Plan.

     5.2. Conditions Precedent to Obligation of Ameritrans. The obligation of Ameritrans to consummate the Share Exchange shall be subject to the fulfillment prior to the Effective Date of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties of Elk set forth in Article IV shall be true and correct in all material respects as of the Effective Date, except as contemplated by this Plan.

          (b) No Adverse Change. There shall not have occurred any material adverse change in the financial condition, business, operations, properties or prospects of Elk between the date of this Plan and the Effective Date.

     5.3. Conditions Precedent to Obligation of Elk. The obligation of Elk to consummate the Share Exchange shall be subject to the fulfillment prior to the Effective Date of the following condition:

          (a) Accuracy of Representations and Warranties. The representations and warranties of Ameritrans set forth in Article III shall be true and correct in all material respects as of the Effective Date, except as contemplated by this Plan.

                                   ARTICLE VI

                                   TERMINATION

     6.1. Termination. This Plan shall terminate and the shall not become effective, and no party to this Plan shall have any obligation to proceed with the Share Exchange, upon mutual agreement of the Board of Directors of Ameritrans and Elk.

     6.2. Effect of Termination.  In the event this Plan terminates  pursuant to
Section 6.1, all further obligations of the parties hereto under this Plan shall terminate without further liability to the other party hereto.

                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1. Amendments. This Plan may be amended at any time before the Effective Date by a written instrument signed by each party hereto, except that following approval of this plan by the stockholders of Elk, no amendment shall be made which adversely affects the consideration payable to such stockholders pursuant to the Share Exchange.

     7.2. Assignment. No party to this Plan may assign any of its rights or delegate any of its duties under this Plan without the written consent of the other party to this Plan.

     7.3.  Non-survival  of  Representations  and  Warranties.   The  respective
representations and warranties of the parties to this Plan set forth in Articles III and IV shall expire and be terminated as of the Effective Date.

     7.4. Notices. All notices and other communications under this Plan shall be in writing and shall be deemed given if delivered by hand, sent via a reputable nationwide courier service or deposited in the United States mail (postage prepaid), in each case to the applicable party at the following address:

          Ameritrans Capital Corporation
          747 Third Avenue, 4th Floor
          New York, New York 10017

     7.5. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first written above.

                                            AMERITRANS CAPITAL CORPORATION



                                            By: --------------------------------
                                                 Gary C. Granoff
                                                 President


                                            ELK ASSOCIATES FUNDING CORPORATION



                                            By:  -------------------------------
                                                 Gary C. Granoff
                                                 President

                                                                       EXHIBIT B

     623 Procedure to Enforce Shareholders' Right to Receive Payment for Shares.

     (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number of classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

     (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

     (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number of classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

     (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received from the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of this making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or

Regulation 14C of the United States the Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

          (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

          (2) If the corporation fails to institute such proceeding within such period of twenty days , any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

          (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

          (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

          (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

          (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

          (7) Each party to each proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all dissenting shareholders who are parties to the proceeding against the corporation if the court find any of the following:
     (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advanced payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

          (8) Within sixty days after final determination of the proceedings, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificate for any such shares represented by certificates.

     (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

          (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

          (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

          (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

     910 Right of Shareholder to Receive Payment for Shares Upon Merger or Consolidation, or Sale, Lease, Exchange or Other Disposition of Assets, or Share Exchange.

     (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

          (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in subparagraphs (A), (B) or (C).

          (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available.

               (i) To a shareholder of the surviving corporation in a merger authorized by section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); and

               (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subparagraph (i), unless such merger effects one or more of the changes specified in subparagraph (b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder.

          (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all its assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

          (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payments of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange.

          (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

PROXY                                                                      PROXY

                       ELK ASSOCIATES FUNDING CORPORATION

                          Proxy for Special Meeting of
                       Shareholders on ____________, 1998

     The undersigned, having received notice of a Special Meeting of Shareholders and revoking all prior proxies, hereby appoint(s) Gary C. Granoff, Ellen M. Walker and Margaret Chance with full power of substitution, as proxies to represent and vote as designated below, all shares of common stock of Elk Associates Funding Corporation ("Elk") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of Elk to be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York on _______________, 1998, at 10:00 a.m. (New York Time) and any adjournment thereof.

1. To adopt an Agreement and Plan of Share Exchange dated _______________, 1998 between Elk and Ameritrans Corporation, as described in the accompanying Proxy Statement/ Prospectus.

     FOR  |_|               AGAINST  |_|            ABSTAIN  |_|


2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     FOR  |_|               AGAINST  |_|            ABSTAIN  |_|


     The shares represented by this Proxy will be voted as directed by the undersigned. If NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL

     If the undersigned hold(s) any of the shares of common stock of Elk in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually.

Date:
      --------------------------------


                                           -------------------------------------


                                           -------------------------------------
                                           Signature(s)

     When signed as an attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS OF ELK

                         Ameritrans Capital Corporation
                                    4th Floor
                                747 Third Avenue
                            New York, New York 10017

                       STATEMENT OF ADDITIONAL INFORMATION

                             ____________ ____, 1998


     This Statement of Additional Information is not a prospectus and should be read in conjunction with a Proxy Statement/Prospectus, also dated ____________ ____, 1998, which has been prepared and distributed to stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), for the purposes of (1) the solicitation of proxies by the Board of Directors of Elk for use at a Special Meeting of Stockholders on ____________ ____, 1998, at which Elk stockholders will be asked to consider and vote upon the adoption of an Agreement and Plan of Share Exchange between Ameritrans Capital Corporation, a Delaware corporation ("Ameritrans"), and Elk, pursuant to which each outstanding share of common stock of Elk would be exchanged for one (1) share of common stock of Elk, and (2) the offer and issuance of up to 1,745,600 shares of common stock of Ameritrans to holders of common stock of Elk pursuant to the terms of such share exchange. A copy of the Proxy Statement/Prospectus may be obtained from the Secretary of Ameritrans, 4th Floor, 747 Third Avenue, New York, New York 10017, (800) 214-1047.

     The financial statements of Elk included in this Statement of Additional Information have been examined by Marcum & Kliegman, LLP, independent public accountants, as stated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

     No financial statements for Ameritrans are included in this Statement of Additional Information because Ameritrans has not yet been capitalized nor has it engaged in any operations and will not do so until such time as the share exchange with Elk is consummated.

     THE SECURITIES DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROXY STATEMENT/PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION.

                                Table of Contents

     Selected Financial Data......................................2

     Management's Discussion and
       Analysis of Financial Condition
       and Results of Operations..................................4

     Financial Statements.........................................6

Selected Financial Data

     The following financial information has been derived in part from and should be read in conjunction with, Elk's financial statements and the related notes included in the Statement of Additional Information, which has been filed with the SEC and has been distributed to Elk shareholders along with this Proxy Statement/Prospectus.

             Elk Associates Funding Corporation and Subsidiary
          For the Years Ended June 30, 1994, 1995, 1996, 1997 and 1998

                                                    -------------------------------------------------------------------------------
                                                        1994             1995             1996             1997             1998
                                                    -----------      -----------      -----------      -----------      -----------
Investment Income                                   $ 2,824,881      $ 2,629,901      $ 3,084,412      $ 4,023,795      $ 4,606,456
                                                    -----------      -----------      -----------      -----------      -----------

Interest Expense                                      1,136,458        1,002,959        1,105,993        1,582,700        1,840,731

Other Expenses                                          926,798          960,474        1,108,505        1,408,034        1,852,262
                                                    -----------      -----------      -----------      -----------      -----------

Total Expenses                                        2,063,256        1,963,433        2,214,498        2,990,734        3,692,993
                                                    -----------      -----------      -----------      -----------      -----------

Investment Income Before Taxes,
Credit (Provision) for Loan Gains
(Losses) and Gains (Losses) on
Assets Acquired and Income Taxes                        761,625          666,468          869,914        1,033,061          913,463

Credit (Provision) for Loan Gains
(Losses) and Gains (Losses) on
Assets Acquired(1)                                     (473,317)         (13,515)          44,292           (8,923)         (14,649)

Other Income                                               --               --               --             24,885           38,798

(Provision) for Income Taxes (State
and Federal)(2)                                            --               --             (5,945)         (28,676)          (3,271)
                                                    -----------      -----------      -----------      -----------      -----------

Net Income                                          $   288,308      $   652,953      $   908,261      $ 1,020,347      $   934,341
                                                    ===========      ===========      ===========      ===========      ===========

Net Income Per Common Share                         $       .31      $       .66      $       .73      $       .79      $       .62
                                                    ===========      ===========      ===========      ===========      ===========

Common Stock Dividends Paid                         $      --        $        --      $   937,028      $   946,655      $   986,724
                                                    ===========      ===========      ===========      ===========      ===========

Weighted Average
Shares of Common Stock
Outstanding                                             943,683          988,953        1,247,120        1,283,600        1,518,969
                                                    ===========      ===========      ===========      ===========      ===========

----------

(1) Reference is made to Elk's Statements of Income for information on annual provisions for loan loss reserves and losses on assets acquired. It should be noted that the provision for loan losses and losses on assets acquired reflects the amounts taken in accordance with generally accepted accounting principles. The actual amount of loans written off or (recoveries) for income tax purposes were $351,454, $78,000, ($24,000), ($24,000) and $222,748 for years ended June
30, 1994, 1995, 1996, 1997, and 1998, respectively. See "LOAN PORTFOLIO; VALUATION -- Collection Experience".

(2) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company and substantially all taxable income was required to be distributed to shareholders. Therefore, only minimal taxes were required to be paid.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

     This discussion is intended to assist in the analysis of the financial condition and results of operations of Elk. The information contained in this section should be read in conjunction with the summary financial information and the financial statements and notes thereto appearing in this Prospectus.

GENERAL

     Elk's principal activity is making small and medium sized business loans as permitted under the 1958 Act. Historically, Elk's earnings have been derived primarily from net interest income, which is the difference between interest earned on interest-earning assets consisting of small and medium size business loans, and the interest paid on interest-bearing liabilities consisting of indebtedness to Elk's banks and subordinated debentures issued to the SBA. Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Unrealized depreciation on loans and investments is recorded when Elk adjusts the value of a loan to reflect management's estimate of the fair value, as approved by the Board of Directors. See Note 1 of "Notes to the Financial Statements."

RESULTS OF OPERATIONS

FISCAL YEARS ENDED JUNE 30, 1998 AND 1997

     TOTAL INVESTMENT INCOME. Elk's gross investment income increased 30% from $3,084,412 for the fiscal year ended June 30, 1996, to $4,023,795 for the fiscal year ended June 30, 1997, and had an increase of 14.5% to $4,606,456 for the fiscal year ended June 30, 1998. The increases during the fiscal periods ended June 30, 1997 and 1998, were mainly attributable to increases in the loan portfolio from $24,141,421 at June 30, 1996, to $33,249,206 at June 30, 1997 and
an increase to $41,590,000 at June 30, 1998.

     INTEREST EXPENSE. Interest expense increased from $1,582,700 for the fiscal year ended June 30, 1997, to $1,840,731 for the fiscal year ended June 30, 1998. These increases were chiefly attributable to increased interest costs of SBA subordinated debentures, as well as additional borrowings from Elk's banks. Elk's outstanding borrowings under its bank lines of credit and its outstanding debentures with the SBA increased from $25,700,000 at June 30, 1997, to $30,965,000 at June 30, 1998.

     OPERATING EXPENSES. Elk's operating expenses consist primarily of general and administrative expenses, including salaries, professional fees, rent, and various costs associated with collections. Operating expenses increased from $1,114,450 at June 30, 1996, to $1,416,957 at June 30, 1997. Operating expenses increased to $1,866,911 during the fiscal period ended June 30, 1998. These increases were mainly attributable to increased overhead which resulted from expanded operations, and with respect to the fiscal year ended June 30, 1998, Elk experienced a bad debt in the amount of $227,748, which was classified as an operating expense.

     UNREALIZED   DEPRECIATION   OF  LOANS.   Elk  values  its  loan   portfolio
periodically to determine the fair value. Elk had $325,000 and $295,000 of unrealized depreciation on its loan portfolio for the years ended June 30, 1997 and 1998, respectively. Elk had a total of 7 and 17 loans aggregating $301,354 and $746,848, respectively, for the fiscal years ended June 30, 1997 and 1998, which were delinquent with unpaid accrued interest of $2,865 and $34,616. Based upon recent appraisals, Elk anticipates that, as of June 30, 1998, a substantial portion of the principal amount of such loans would be collected upon foreclosure of such loans, if necessary. There can be no assurances, however, that the collateral securing such loans will be adequate in the event of foreclosure.

LIQUIDITY AND CAPITAL RESOURCES

     To date, Elk has funded its operations through private placements of its securities, bank financing, and the issuance to the SBA of its subordinated debentures, in order to make loans, increase its leverageable capital, and pay its operating expenses.

     Elk distributes at least 90% of its investment company taxable income and, accordingly, Elk will continue to rely upon external sources of funds to finance growth. At June 30, 1998, 71% of Elk's indebtedness was represented by indebtedness to its banks and 29% by the debentures issued to the SBA with fixed rates of interest ranging from 3.12 to 8.20%. Elk currently may borrow up to $35,000,000 under its existing lines of credit, subject to the limitations imposed by its borrowing base agreement with its banks and the SBA, the statutory and regulatory limitations imposed by the SBA, and the availability of funds. In addition, Elk is presently eligible to apply for additional leverage from the SBA if it was determined by the Board of Directors to be in the best interests of the company. No assurance can be given that, if applied, such additional financing will be approved by the SBA.

     Loan amortization and prepayments also provide a source of funding for Elk. Prepayments on loans are influenced significantly by general interest rates, economic conditions and competition.

     In addition, in order to provide the funds necessary for Elk's expansion strategy, Elk expects to raise additional capital (or obtain capital from Ameritrans through private and/or public sales of Ameritrans' securities) and to incur, from time to time, additional bank indebtedness and (if deemed necessary by its management) to obtain SBA loans. There can be no assurances that such additional financing will be available on terms acceptable to Elk.

     In January, 1998, Elk completed a private placement of a total of 462,000 shares of Common Stock and received net proceeds of approximately $2,888,000. The net proceeds received allowed Elk to obtain an increase in its bank line of credit and, if it deems appropriate, additional leverage with the SBA.

                          INDEX TO FINANCIAL STATEMENTS
                                       OF
                       ELK ASSOCIATES FUNDING CORPORATION


                                                                           Page
                                                                           ----

Independent Auditors' Report                                                F-1

Consolidated Balance Sheets at
June 30, 1998 and 1997                                                      F-2

Consolidated Statements of Income for
the years ended June 30, 1998 and 1997                                      F-4

Consolidated Statements of Stockholders' Equity for
the years ended June 30, 1998 and 1997                                      F-5

Consolidated Statements of Cash Flows for
the years ended June 30, 1998 and 1997                                      F-6

Schedule of Loans                                                           F-8

Notes to Consolidated Financial Statements                                  F-9

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Elk Associates Funding Corporation and Subsidiary
(A Small Business Investment Company Licensed by the SBA)

We have audited the accompanying consolidated balance sheets of Elk Associates Funding Corporation and Subsidiary as of June 30, 1998 and 1997, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended and the schedule of loans as of June 30, 1998. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and schedule referred to above present fairly, in all material respects, the financial position of Elk Associates Funding Corporation and Subsidiary as of June 30, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

As explained in Note 1, the consolidated financial statements include loans valued at $41,295,000 and $32,924,206 as of June 30, 1998 and 1997,
respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.

                                     /s/ Marcum & Kliegman LLP



August 12, 1998
New York, New York

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                             June 30, 1998 and 1997





                                     ASSETS

                                                           1998            1997
                                                       ------------    ------------

Loans receivable                                       $ 41,590,000    $ 33,249,206
Less: allowance for loan losses                            (295,000)       (325,000)
                                                       ------------    ------------

                                                         41,295,000      32,924,206

Cash and cash equivalents                                 1,755,429       1,853,032
Accrued interest receivable                                 516,110         408,165
Assets acquired in satisfaction of loans                    400,470         581,810
Receivables from debtors on sales of assets acquired
 in satisfaction of loans                                   451,222         488,493
Equity securities                                           629,179         436,181
Furniture, fixtures and leasehold improvements, net         102,247          90,214
Prepaid expenses and other assets                           250,081         243,920
                                                       ------------    ------------


     TOTAL ASSETS                                      $ 45,399,738    $ 37,026,021
                                                       ============    ============


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                             June 30, 1998 and 1997




                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                1998          1997
                                                            -----------   -----------
LIABILITIES
  Debentures payable to SBA                                 $ 8,880,000   $ 8,880,000
  Notes payable, banks                                       22,085,000    16,820,000
  Accrued expenses and other liabilities                        204,099       112,005
  Accrued interest payable                                      221,704       181,248
  Dividends payable                                             314,208           -0-
                                                            -----------   -----------


     TOTAL LIABILITIES                                       31,705,011    25,993,253
                                                            -----------   -----------


COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
  Series A, 3 percent cumulative preferred stock, $10 par
   value, 547,271 shares authorized, none outstanding               -0-           -0-
  Series B, 4 percent cumulative preferred stock, $10 par
   value, 752,729 shares authorized, none outstanding               -0-           -0-
  Common stock, $.01 par value: 2,000,000 shares
   authorized; 1,745,600 and 1,283,600 shares issued and
   outstanding, respectively                                     17,456        12,836
  Additional paid-in-capital                                 12,485,825     8,890,993
  Restricted capital                                            968,368     1,679,820
  Retained earnings                                              24,289       365,878
  Restricted retained earnings                                      -0-        25,000
  Unrealized gain on equity securities                          198,789        58,241
                                                            -----------   -----------


     TOTAL STOCKHOLDERS' EQUITY                              13,694,727    11,032,768
                                                            -----------   -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $45,399,738   $37,026,021
                                                            ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

                   For the Years Ended June 30, 1998 and 1997



                                                              1998           1997
                                                          -----------    -----------
INVESTMENT INCOME
  Interest on loans receivable                            $ 4,108,727    $ 3,660,825
  Fees and other income                                       497,729        362,970
                                                          -----------    -----------


     TOTAL INVESTMENT INCOME                                4,606,456      4,023,795
                                                          -----------    -----------

OPERATING EXPENSES
  Interest                                                  1,840,731      1,582,700
  Salaries and employee benefits                              495,889        469,060
  Legal fees                                                  336,700        307,127
  Miscellaneous administrative expenses                       739,875        604,347
  Loss on assets acquired in satisfaction of loans, net        14,649          8,923
  Directors' fee                                               52,050         27,500
  Bad debt expense                                            227,748            -0-
                                                          -----------    -----------

TOTAL OPERATING EXPENSES                                    3,707,642      2,999,657
                                                          -----------    -----------

OPERATING INCOME                                              898,814      1,024,138
                                                          -----------    -----------

OTHER INCOME (EXPENSES)
  (Write-off) gain of noncash receivable                      (25,000)        25,000
  Net gain (loss) from rental activities                        6,125        (11,233)
  Recoveries                                                   57,673         11,118
                                                          -----------    -----------

     TOTAL OTHER INCOME                                        38,798         24,885
                                                          -----------    -----------

     NET INCOME BEFORE INCOME TAXES                           937,612      1,049,023

INCOME TAXES                                                    3,271         28,676
                                                          -----------    -----------

     NET INCOME                                           $   934,341    $ 1,020,347
                                                          ===========    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                         1,518,969      1,283,600
                                                          ===========    ===========

NET INCOME PER COMMON SHARE                               $      0.62    $      0.79
                                                          ===========    ===========



The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                   For the Years Ended June 30, 1998 and 1997


                                                    Series A         Series B
                                  Shares of         Preferred       Preferred         Shares of           Common
                                  Preferred        Stock - 3%       Stock - 4%         Common              Stock         Additional
                                    Stock          Cumulative       Cumulative          Stock            $.01 Par         Paid-In
                                 Outstanding         $10 Par         $10 Par         Outstanding           Value          Capital
                                 -----------        ---------       ---------        -----------         --------        ----------

BALANCE, July 1, 1996                -0-              $ -0-           $  -0-          1,283,600           $12,836        $ 8,179,545

Transfer of restricted capital       -0-                -0-              -0-                -0-               -0-            711,448
Dividends paid                       -0-                -0-              -0-                -0-               -0-                -0-
Net income                           -0-                -0-              -0-                -0-               -0-                -0-
Unrealized gain on equity
 securities                          -0-                -0-              -0-                -0-               -0-                -0-
                                   -----              -----            -----          ---------           -------        -----------

BALANCE, June 30, 1997               -0-                -0-              -0-          1,283,600            12,836          8,890,993

Transfer of restricted
 capital                             -0-                -0-              -0-                -0-               -0-            711,452
Dividends declared                   -0-                -0-              -0-                -0-               -0-                -0-
Net income                           -0-                -0-              -0-                -0-               -0-                -0-
Unrealized gain on equity
 securities                          -0-                -0-              -0-                -0-               -0-                -0-

Proceeds from sale of
common stock,  net of direct
costs                                -0-                -0-              -0-            462,000             4,620          2,883,380
                                   -----              -----            -----          ---------           -------        -----------

BALANCE, June 30, 1998               -0-              $ -0-            $ -0-          1,745,600           $17,456        $12,485,825
                                   =====              =====            =====          =========           =======        ===========

                                                                                                 Unrealized
                                                                              Restricted           Gain on
                                    Restricted             Retained            Retained            Equity
                                     Capital               Earnings            Earnings          Securities               Total
                                    ----------           -----------           --------          ----------              ------
BALANCE, July 1, 1996               $2,391,268           $   317,186            $   -0-           $    -0-            $10,900,835

Transfer of restricted capital        (711,448)                  -0-                -0-                -0-                    -0-
Dividends paid                             -0-              (946,655)               -0-                -0-               (946,655)
Net income                                 -0-               995,347             25,000                -0-              1,020,347
Unrealized gain on equity
 securities                                -0-                   -0-                -0-             58,241                 58,241
                                    ----------           -----------            -------           --------            -----------

BALANCE, June 30, 1997               1,679,820               365,878             25,000             58,241             11,032,768

Transfer of restricted
 capital                              (711,452)                  -0-                -0-                -0-                    -0-
Dividends declared                         -0-            (1,300,930)               -0-                -0-             (1,300,930)
Net income                                 -0-               959,341            (25,000)               -0-                934,341
Unrealized gain on equity
 securities                                -0-                   -0-                -0-            140,548                140,548

Proceeds from sale of
common stock,  net of direct
costs                                      -0-                   -0-                -0-                -0-              2,888,000
                                    ----------           -----------            -------           --------            -----------

BALANCE, June 30, 1998              $  968,368           $    24,289            $   -0-           $198,789            $13,694,727
                                    ==========           ===========            =======           ========            ===========


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                   For the Years Ended June 30, 1998 and 1997


                                                                      1998            1997
                                                                  ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                       $    934,341    $  1,020,347
                                                                  ------------    ------------
 Adjustments to reconcile net income
  to net cash provided by operating activities:
  Depreciation and amortization                                         49,890          53,546
  Write-off (gain) on noncash receivable                                25,000         (25,000)
  Increase in accrued interest receivable                             (107,945)       (114,078)
  Increase in prepaid expenses and other assets                        (30,616)        (27,318)
  Decrease (increase) in accrued expenses and other liabilities         92,096         (28,893)
  Increase (decrease) in accrued interest payable                       40,456         (15,204)
                                                                  ------------    ------------

     TOTAL ADJUSTMENTS                                                  68,881        (156,947)
                                                                  ------------    ------------

     NET CASH PROVIDED BY OPERATING ACTIVITIES                       1,003,222         863,400
                                                                  ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Net change in loans receivable, assets acquired in
   satisfaction of loans and receivables from debtors
   on sales of assets acquired in satisfaction of loans             (8,177,183)     (9,062,902)
  Payments for building improvements on assets
   acquired in satisfaction of loans                                       -0-         (13,974)
  Purchases of equity securities                                       (52,450)       (243,040)
  Acquisition of furniture, fixtures and leasehold
   improvements                                                        (37,468)        (18,530)
                                                                  ------------    ------------

     NET CASH USED IN INVESTING ACTIVITIES                          (8,267,101)     (9,338,446)
                                                                  ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable, banks, net                            5,265,000      10,195,000
  Payments for loan costs                                                  -0-         (15,050)
  Proceeds from debentures payable to SBA                                  -0-         430,000
  Repayment of debentures payable to SBA                                   -0-        (408,000)
  Net proceeds from sale of common stock                             2,888,000             -0-
  Dividends paid                                                      (986,724)       (946,655)
                                                                  ------------    ------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES                    $  7,166,276    $  9,255,295
                                                                  ------------    ------------



   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   For the Years Ended June 30, 1998 and 1997





                                                                  1998          1997
                                                              -----------    -----------
     NET (DECREASE) INCREASE IN CASH AND CASH
       EQUIVALENTS                                            $   (97,603)   $   780,249


CASH AND CASH EQUIVALENTS - Beginning                           1,853,032      1,072,783
                                                              -----------    -----------


CASH AND CASH EQUIVALENTS - Ending                            $ 1,755,429    $ 1,853,032
                                                              ===========    ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the years for:
  Interest                                                    $ 1,840,276    $ 1,597,904
  Income taxes                                                $     8,048    $    31,260

Noncash investing and financing activities:
  Conversion of loans to assets acquired in
   satisfaction of loans                                      $    26,090    $   140,914

  Exchange of preferred stock for a note resulting in
   a noncash gain of $25,000                                  $       -0-    $   125,000

  Unrealized gain on equity securities                        $   140,548    $    58,241

  Transfer of restricted capital                              $   711,452    $   711,448

  On June 22, 1998, the Company declared a cash dividend of
   $0.18 per common share which was paid on July 7, 1998      $   314,208    $       -0-



The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                SCHEDULE OF LOANS

                                  June 30, 1998


                                                                                                Maturity
                                                      Number               Interest               Dates                  Balance
Type of Loan                                         of Loans               Rates              (In Months)             Outstanding
------------                                         --------               -----              -----------             -----------
New York City:
 Taxi medallion                                         99                 8.25-12%              1 - 119               $18,862,618
 Radio car service                                      49                    1-15%               1 - 59                   298,976


Chicago:
 Taxi medallion                                        415                 12-16.5%              21 - 48                13,557,342


Boston:
 Taxi medallion                                         16                   10-14%              33 - 89                   990,086


Miami:
 Taxi medallion                                         30                 13-16.5%            112 - 120                 1,480,459


Other loans:
 Restaurant                                              2                   10-12%               1 - 66                   260,329
 Hairdresser                                             2                      12%                    7                   122,461
 Car wash                                                1                    11.5%                   36                   220,292
 Ambulance service                                       1                    10.5%                    6                     9,952
 Bagel store                                             1                      14%                   43                    29,614
 Dry cleaner                                            13                 10-14.5%             43 - 121                 1,382,032
 Laundromat                                             11                    9-15%              24 - 72                 1,751,619
 Grocery/deli                                            3                 12.5-13%              31 - 64                   794,019
 Financial services                                      1                      14%                    1                     9,980
 Black car service (real property)                       1                      12%                    5                   223,815
 Auto sales                                              4                 10.5-13%               1 - 49                   856,942
 Registered investment advisor                           1                      14%                   97                   169,012
 Embroidery manufacturer                                 1                      12%                   59                    96,000
 Theater                                                 1                      16%                   59                   174,452
 Retirement home                                         1                      15%                   84                   300,000
                                                      ----                                                             -----------

              Total Loans Receivable                   653                                                              41,590,000
                                                       ===

              Less: Allowance for Loan Losses                                                                             (295,000)
                                                                                                                       -----------
              Loans Receivable, Net                                                                                    $41,295,000
                                                                                                                       ===========


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies

     Organization and Principal Business Activity

     Elk Associates Funding Corporation (the "Company"), a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940.

     The Company primarily makes loans and investments to persons who qualify under SBA regulations as socially or economically disadvantaged and loans and investments to entities which are at least 50 percent owned by such persons.

     Effective February 21, 1997, the SBA approved the Company's election to provide nondisadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company (see
     Note 12).

     Loans and the Allowance for Loans Losses

     Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Directors' judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans and the differences could be material. As of June 30, 1998 and 1997, approximately 85% and 87%, respectively, of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

     Accounting Standard for Impairment of Loans

     Pursuant to Statement of Financial Accounting Standards ("SFAS") No. 114 as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan
     - Income Recognition and Disclosure", a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. The SFAS generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral dependent, impairment is measured based on the fair value of the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount) the Company recognized an impairment by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company individually evaluates all loans for impairment. See Note 3 for further discussion.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Loans Receivable

     Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

     Cash and Cash Equivalents

     For the purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

     The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of June 30, 1998 and 1997.

     Income Taxes

     The Company has elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its shareholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its shareholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1998, the Company intends to make the required distributions to its stockholders in accordance with applicable tax rules.

     Depreciation and Amortization

     Depreciation  and   amortization  of  furniture,   fixtures  and  leasehold
     improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

     Net Income per Share

     During the year ended June 30, 1998, the Company adopted the provision of Statements of Financial Accounting Standards No. 128 "Earnings per Share" ("SFAS No. 128"). SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding at year end. Common stock equivalents have been excluded from the weighted-average shares for 1998 and 1997, as inclusion is anti-dilutive. All prior period EPS data has been restated to conform to the new pronouncement.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Loan Costs

     Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. At June 30, 1998 and 1997, loan costs amounted to $153,786 and $178,241, respectively, net of accumulated amortization of $90,195 and $65,750, respectively. Amortization expense for the year ended June 30, 1998 and 1997 was $24,455 and $23,283, respectively.

     Assets Acquired in Satisfaction of Loans

     Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

     Interest Rate Cap

     At March 20, 1997, the Company was a party to one $5 million notional interest rate cap. This cap, which expires on March 20, 1999, was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt. The cap provided interest rate protection in the event that the three month LIBOR rate exceeded 6.75 percent. The premium paid for the purchase of this cap was amortized over its life as an adjustment of interest expense. Payments received under this cap would be credited to interest expense.

     Consolidation

     The consolidated financial statements include the accounts of EAF Holding Corporation ("EAF"), a wholly-owned subsidiary of the Company. All intercompany transactions have been eliminated. EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

     Reclassification

     Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements. These reclassifications have no effect on previously reported income.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - Assets Acquired in Satisfaction of Loans

     During the years ended June 30, 1998 and 1997, the carrying value of Assets Acquired in Satisfaction of Loans increased by additions of approximately $26,000 and $141,000, respectively, and recoup on sales of assets previously sold of approximately $43,000 and -0-, respectively, and decreased by sales and cash payments of approximately $238,000 and $-0- and write-offs of approximately $13,000 and $-0-, respectively.

     Sales of assets acquired in satisfaction of loans for the years ended June 30, 1998 and 1997, included approximately $193,000 and $-0- of real estate and $45,000 and $-0- of radio car rights, respectively.

     Receivables from Debtors on Sales of Assets Acquired in Satisfaction of Loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.


NOTE 3 - Loans Receivable

     All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $569,000 and $87,000 at June 30, 1998 and 1997, respectively, which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114 as amended by SFAS 118. At June 30, 1998 and 1997, approximately $546,000 and $41,000, respectively, of these loans were fully collateralized as to principal and interest. Interest income recorded during the years ended June 30, 1998 and 1997 totaled approximately $35,000 and $3,000, respectively, for such loans.

     The following table sets forth certain information concerning impaired loans as of June 30, 1998 and 1997:


                                               1998           1997
                                             --------       --------
     Impaired loans with an allowance        $174,952       $260,127

     Impaired loans without an allowance      571,896         41,227
                                             --------       --------

     Total impaired loans                    $746,848       $301,354
                                             ========       ========

     Allowance for impaired loans            $150,626       $178,000
                                             ========       ========

     Average balance of impaired loans       $524,101       $497,521
                                             ========       ========

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - Loans Receivable, continued

Transactions in the allowance for loan losses are summarized as follows:

     Balance, July 1, 1996                               $301,000

     Additions, net                                        24,000
                                                         --------
     Balance, June 30, 1997                               325,000

     Write-off, net                                       (30,000)
                                                         --------
     Balance, June 30, 1998                              $295,000
                                                         ========

NOTE 4 - Equity Securities

     Equity securities consisted of the following as of June 30, 1998:


                                     Chicago           Miami        Investment         Dry            Grocery
                                     Taxicab          Taxicab        Advisory        Cleaner            and
                                    Medallions       Medallions         Firm         Company           Market                Total
                                    ----------       ----------         ----         -------           ------                -----

     Balance, July 1, 1996           $200,900              -0-        $20,000        $14,000          $    -0-            $ 234,900


     Purchase of securities           121,825           21,215            -0-            -0-           100,000              243,040

     Sale of securities                   -0-              -0-            -0-            -0-          (100,000)            (100,000)

     Unrealized gain                   58,241              -0-            -0-            -0-               -0-               58,241
                                     --------           -------       -------        -------          --------            ---------


     Balance, June 30, 1997           380,966           21,215         20,000         14,000               -0-              436,181


     Purchase of securities            39,100            5,265         50,000         14,000               -0-              108,365

     Sale of securities               (50,936)          (4,979)           -0-            -0-               -0-              (55,915)

     Unrealized gain                   75,297           65,251            -0-            -0-               -0-              140,548
                                     --------          -------        -------        -------          --------             --------


     Balance, June 30, 1998          $444,427          $86,752        $70,000        $28,000          $    -0-             $629,179
                                     ========          =======        =======        =======          ========             ========

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - Equity Securities, continued

     At June 30, 1998, the fair value of the Chicago Taxicab Medallions and the Miami Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximated cost. At June 30, 1997, the fair value of the Chicago Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximated cost.

NOTE 5 - Debentures Payable to SBA

     At June 30, 1998 and 1997 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:

                                             Current          1998           1997
                                            Effective       Principal     Principal
       Issue Date         Due Date       Interest Rate       Amount         Amount
     --------------    --------------    -------------     ----------     ----------
     September 1993    September 2003        3.12(1)       $1,500,000     $1,500,000
     September 1993    September 2003        6.12           2,220,000      2,220,000
     September 1994    September 2003        8.20           2,690,000      2,690,000
     December 1995     December 2005         6.54           1,020,000      1,020,000
     June 1996         June 2006             7.71           1,020,000      1,020,000
     March 1997        March 2007            7.38(2)          430,000        430,000
                                                           ----------     ----------

                                                           $8,880,000     $8,880,000
                                                           ==========     ==========

     (1)  Interest rate increases to 6.12% on September 30, 1998

     (2) The Company is also required to pay an additional annual user fee of 1% on this debenture

     Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its common stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.

NOTE 6 - Notes Payable to Banks

     At June 30, 1998 and 1997, the Company had loan agreements with four banks for lines of credit aggregating $33,500,000 and $20,000,000, respectively. At June 30, 1998 and 1997, the Company had $22,085,000 and $16,820,000,
     respectively outstanding under these lines. The loans which mature at various dates through November 30, 1998 bear interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or the bank's prime rates including certain fees which make the effective rates range from approximately prime minus 1/4% to prime minus 1/2%. Upon maturity, the Company anticipates extending the lines of credit for another year as has been the practice in previous years.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 6 - Notes Payable to Banks, continued

     Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit and since January, 1998 is required to maintain compensating balances of 5%. Prior to January, 1998 and for 1997, the Company was required to maintain 10% compensating balances with each bank. At June 30, 1998 and 1997, average compensating balances of $1,104,250 and $1,682,000, respectively, were maintained by the Company in accordance with these agreements.


NOTE 7 - Preferred Stock

     At June 30, 1995, the Company had 547,271 shares of 3 percent preferred stock issued to the SBA. Cumulative dividends not declared or paid as of June 30, 1995 were approximately $533,000. During August 1995, the Company completed the repurchase of all such shares of preferred stock from the SBA pursuant to a preferred stock repurchase agreement dated November 10, 1994. Pursuant to this agreement, the Company repurchased all 547,271 shares of 3 percent cumulative preferred stock from the SBA for $3.50 per share, or an aggregate of $1,915,449. The repurchase price was at a substantial discount to the original issuance price of $10 per share. In connection with the repurchase, all dividends in arrears on the preferred shares were extinguished.

     As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261 which is being amortized over a 60-month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on
     (i) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to the Company's shareholders. The remaining amount restricted under this agreement at June 30, 1998 and 1997 was approximately $968,000 and $1,680,000, respectively.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 - Preferred Stock, continued

     During 1992, the Company authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA. No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company. Accordingly, the Company does not anticipate being able to sell any of its authorized Series B Cumulative Preferred Stock in the future.


NOTE 8 - Common Stock

     On June 22, 1998, the Company declared a cash dividend of $0.18 per common share, or a total of $314,208, and paid July 7, 1998.

     During 1998, the Company completed the sale, as part of a private placement offering, of 462,000 shares of common stock. Total proceeds from the sale of common stock amounted to $2,888,000 net of directly related expenses of $115,000.


NOTE 9 - Income Taxes

     The provision for income taxes for the years ended June 30, 1998 and 1997 consists of the following:

                                    1998          1997
                                 -------         ------
     Federal (benefit)           $(1,014)       $ 4,568
     State and city                4,285         24,108
                                 -------        -------

                                 $ 3,271        $28,676
                                   =====        =======

NOTE 10 - Related Party Transactions

     The Company paid $43,234 and $43,645 to a related law firm for the years ended June 30, 1998 and 1997, respectively, for the services provided. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the company for loan closing costs.

     The Company rents office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $39,600 for both the years ended June 30, 1998 and 1997.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 - Commitments

     On June 8, 1998, the Company entered into a $10,000,000 interest rate Swap transaction with a bank. This Swap transaction was entered into to protect the Company from an upward movement in interest rates relating to outstanding bank debt. The Swap transaction calls for a fixed rate of 5.86% for the Company and if the floating one month LIBOR rate is below the fixed rate then the Company is obligated to pay the bank for the difference in rates. When the one month LIBOR rate is above the fixed rate then the bank is obligated to pay the Company for the differences in rates. This transaction expires on June 8, 2001.

     At June 30, 1998 and 1997, the Company had commitments to make loans totaling $2,568,000 and $1,190,282, respectively, at interest rates ranging from 9.5% to 16%.


NOTE 12 - Regulatory Matters

     The Company entered into an agreement with the SBA, subject to certain regulatory limitations, on September 9, 1993. As part of the agreement, the Company agreed to limit the aggregate amount of its senior indebtedness, consisting of bank debt and the SBA debentures, to certain specific levels based upon performing assets; the Company agreed to grant the SBA a subordinate lien on the Company's assets and to have the Company's notes maintained by a separate custodian; and the Company agreed to provide periodic financial reports to the SBA on a quarterly basis.

     Effective February 21, 1997, the SBA approved the Company's election to provide non-disadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company, subject to amending the Company's certificate of incorporation to make such financings. The Company's stockholders approved the amendment to the certificate of incorporation, which amendment was filed on February 27, 1997 (see Note 1).


NOTE 13 - Fair Value of Financial Instruments

     The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments".

     The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - Fair Value of Financial Instruments, continued

          The   use  of   different   market   assumptions   and/or   estimation
          methodologies may have a material effect on the estimated fair value amounts.

          Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates (see Note 3).

               Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago Taxicab Medallions (71%), two investment advisory firms (11%), a dry cleaner (4%), and Miami Taxicab Medallions (14%) (see Note 4).

               Debentures Payable to Small Business Administration - The fair value of debentures as of June 30, 1998 was approximately $9,035,000 and was estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see Note 5).

               The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:

                                ASSETS                            LIABILITIES
                                ------                            -----------
               Cash                                         Notes payable, banks
               Accrued interest receivable                  Accrued interest
                                                            payable
               Assets acquired in satisfaction of loans
               Receivables from debtors on sales of
                 assets acquired in satisfaction of loans


NOTE 14 - Defined Contribution Plan

               On April 15, 1996 the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the years ended June 30, 1998 and 1997, contributions amounted to $63,435 and $58,805, respectively.

                         AMERITRANS CAPITAL CORPORATION

                                    Form N-14

                            Part C. Other Information

Item 15.  Indemnification.

     The Certificate of Incorporation of Ameritrans Capital Corporation ("Ameritrans") includes a provision (the "Liability Provision"), authorized under Section 102(b)(7) of the Delaware General Corporation Law, which eliminates, to the extent permitted by the Delaware General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), the personal liability of a director to Ameritrans or its stockholders for monetary damages resulting from the breach of his fiduciary duty as a director. Under the Delaware General Corporation Law, this provision may not be construed to eliminate or limit a director's liability for any of the following: breaches of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payment of a dividend or approval of a stock repurchase which is unlawful under
Section 174 of the Delaware General Corporation Law; and transactions from which the director derives an improper personal benefit. In addition, under the 1940 Act, this provision may not be construed to protect a director against liability to the corporation or its stockholders for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Liability Provision precludes actions for monetary damages against directors of Ameritrans only with respect to certain violations of a director's duty of care. Under the Delaware General Corporation Law, absent this provision, directors could be held liable for negligence in the performance of their duty of care. The Liability Provision absolves directors of Ameritrans of monetary liability to Ameritrans and its stockholders for negligence in exercising their business judgment. A stockholder can prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, gross negligence or reckless disregard of his duties, a failure to act in good faith, intentional misconduct or willful misfeasance, a knowing violation of the law, an unlawful dividend or stock repurchase, or an improper personal benefit. The
Liability Provision does not affect the ability of Ameritrans or its stockholders to seek equitable remedies (such as an injunction or rescission) against a director for breach of his fiduciary duty and does not limit the liability of directors under other laws, such as the federal securities laws. The Liability Provision also does not limit the liability of officers or employees of Ameritrans or any director acting in his capacity as an officer or employee of Ameritrans.

     In addition, Ameritrans' By-Laws also includes a provision (the "Indemnification Provision") that requires Ameritrans to indemnify its directors and officers, to the maximum extent permitted by the Delaware General Corporation Law and by the 1940 Act, against liabilities and damages incurred in their capacity as directors or officers of Ameritrans. Under the Delaware General Corporation Law, a director or officer of a corporation (i) shall be indemnified by the corporation for all expenses of litigation or other legal proceedings brought against him by virtue of his position as a director or officer to the extent he is successful, on the merits or otherwise, in such litigation or proceeding, (ii) may be indemnified by the corporation for the expenses, judgments, fines, and amounts paid in settlement of such litigation or proceedings (other than an action by or in the right of a corporation, which is hereinafter referred to as a "derivative action"), even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful), (iii) may be indemnified by the corporation for expenses of a derivative action, even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification may not be made in the case of a derivative action if the director or officer is adjudged to be liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification of such expenses, only upon the determination, by (a) a majority of directors who are not a party to the action (even though less than a quorum), (b) by a committee of such directors designated by a majority of such disinterested directors, (c) under certain circumstances, independent legal counsel in a written opinion, or
(d) the stockholders, that indemnification is proper because the applicable standard of conduct has been met. Expenses incurred by a director or officer in defending an action may be advanced by the corporation prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified in connection with the proceeding to which the expenses relate. These provisions of the Delaware General Corporation Law, by their terms, are not exclusive of any other rights to which those seeking indemnification or advances of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

     The 1940 Act prohibits the inclusion in Ameritrans' Certificate of Incorporation or certain other organizational instruments of Ameritrans of a provision which purports to protect any director or officer of Ameritrans against liability to Ameritrans or its stockholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Accordingly, the Indemnification Provision specifically provides that indemnification shall only be made to the extent permitted by the 1940 Act.

     Ameritrans has entered into an indemnity agreement (the "Indemnity Agreement") with each of its directors and officers. The Indemnity Agreement clarifies or modifies the indemnification provisions of the Delaware General Corporation Law as follows: (i) the Indemnity Agreement establishes the presumption that the director or officer has met the applicable standard of conduct required for indemnification and provides that prompt indemnification shall be made unless a determination is made by a majority of Ameritrans disinterested directors, independent counsel, or a majority of Ameritrans' stockholders that the director or officer has not met the applicable standard of conduct; (ii) if the disinterested directors determine that the director or officer has not met the applicable standard of conduct, the Indemnity Agreement permits the director or officer to petition a court for an independent determination of whether such officer or director is entitled to indemnification under the Indemnity Agreement; (iii) the Indemnity Agreement provides that expenses shall be promptly advanced to a director or officer upon receipt of an undertaking by him to repay amounts so advanced if it is ultimately determined that indemnification of such expenses is not permissible, provided that either
(a) such director or officer shall have provided appropriate security for such undertaking, (b) Ameritrans shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested directors (even though less than a quorum), a committee of such directors designated by such disinterested directors, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification; (iv) the Indemnity Agreement specifically provides that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement; and (v) the Indemnity Agreement specifically permits partial indemnification to be made in the event that the director or officer is not entitled to full indemnification.

     Ameritrans may in the future elect to purchase directors' and officers' liability insurance, as is permitted by the Delaware General Corporation Law.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions or, otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.

     1.1  Certificate of Incorporation of Ameritrans.

     2.1  By-laws of Ameritrans.

     4.1 Agreement and Plan of Share Exchange between Ameritrans and Elk Associates Funding Corporation (included as Exhibit A to the Proxy Statement/Prospectus included as a part of this Registration Statement).

     5.1  Specimen certificate for shares of Ameritrans common stock.*

     8.1  Employee Stock Option Plan.

     8.2  Non-Employee Director Stock Option Plan.

    11.1  Opinion of Stursberg & Veith.*

    13.1 Form of indemnity agreement between Ameritrans and each of its directors and officers.

    14.1  Consent of Marcum and Kliegman, LLP.

    14.3  Consent of Stursberg & Veith -- contained in their opinion.

    16    Power of Attorney -- contained on signature page.


----------
*    To be filed by amendment.

Item 17. Undertakings.

     1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant in the City of New York and State of New York on the 22nd day of September, 1998.

                                            AMERITRANS CAPITAL CORPORATION



                                            By: Gary C. Granoff
                                                --------------------------------
                                                Gary C. Granoff, President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Know all men by these presents, that each of the undersigned constitutes and appoints Gary C. Granoff, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him, and in his name, place, and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this registration statement or any registration statement relating to the offering to which this registration statement relates that is effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Signature                                     Title                                Date
---------                                     -----                                ----

Gary C. Granoff                        President and Chairman of the           September 22, 1998
-----------------------------          Board of Directors
Gary C. Granoff


Ellen M. Walker                        Vice President, General Counsel         September 22, 1998
-----------------------------          and Director
Ellen M. Walker


Lee A. Forlenza                        Vice President and Director             September 22, 1998
-----------------------------
Lee A. Forlenza



Marvin Sabesan                         Director                                September 22, 1998
-----------------------------
Marvin Sabesan
Director


Steven Etra                            Director                                September 22, 1998
-----------------------------
Steven Etra


Paul Creditor                          Director                                September 22, 1998
-----------------------------
Paul Creditor


Allen Kaplan                           Director                                September 22, 1998
-----------------------------
Allen Kaplan


John L. Acierno                        Director                                September 22, 1998
-----------------------------
John L. Acierno

                                  EXHIBIT INDEX


  Exhibit
   Number  Exhibit                                                          Page
   ------  -------                                                          ----

     1.1  Certificate of Incorporation of Ameritrans.

     2.1  By-laws of Ameritrans.

     4.1 Agreement and Plan of Share Exchange between Ameritrans and Elk Associates Funding Corporation (included as Exhibit A to the Proxy Statement/Prospectus included as a part of this Registration Statement).

     5.1  Specimen certificate for shares of Ameritrans common stock.*

     8.1  Employee Stock Option Plan.

     8.2  Non-Employee Director Stock Option Plan.

    11.1  Opinion of Stursberg & Veith.*

    13.1 Form of indemnity agreement between Ameritrans and each of its directors and officers.

    14.1  Consent of Marcum and Kliegman, LLP.

    14.3  Consent of Stursberg & Veith -- contained in their opinion.

    16.   Power of Attorney -- contained on signature page.



---------
*    To be filed by amendment.